UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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Juniper Networks, Inc.

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2023 Annual Meeting of Stockholders
Notice of Annual Meeting and Proxy Statement

Notice of 2023 Annual Meeting of Stockholders

TO BE HELD	VIRTUAL MEETING	ATTENDANCE
Wednesday, May 10, 2023 at 8:00 a.m. Pacific Time, with check-in beginning at 7:45 a.m. Pacific Time.	The Annual Meeting of Stockholders,
	and any adjournments or postponements thereof, will be a virtual meeting conducted via live webcast. You may log onto www.virtualshareholdermeeting.com/JNPR2023 and enter your 16-digit control number.	You will be able to attend the Annual Meeting of Stockholders online, submit your questions online, and vote your shares electronically during the meeting.
ITEMS OF BUSINESS
Proposal
1	To elect ten directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified;
2	To ratify the appointment of Ernst & Young LLP as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
3	To hold a non-binding advisory vote on executive compensation;
4	To hold a non-binding advisory vote on the frequency of future stockholder advisory votes on executive compensation;
5
To approve the amendment and restatement of the Juniper Networks, Inc., 2015 Equity Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 7,000,000; and

6	To consider such other business as may properly come before the annual meeting.
RECORD DATE
You are entitled to notice of, and to vote at, the Annual Meeting of Stockholders only if you were a Juniper Networks stockholder as of the close of business on March 21, 2023. The Notice of Internet Availability of Proxy Materials will be mailed, and the attached proxy statement is being made available, to our stockholders beginning on or about March 29, 2023.
 PROXY MATERIAL AVAILABILITY
We are furnishing our proxy materials electronically. Most of our stockholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access this proxy statement (including the proxy card) and our 2022 Annual Report on Form 10-K over the internet, how to request a paper or email copy of these materials, and how to vote by mail or via the internet.
By Order of the Board of Directors,
Robert S. Mobassaly
Senior Vice President,
General Counsel and Secretary

March 29, 2023
WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE

You may revoke your proxy at any time prior to the Annual Meeting of Stockholders. Whether or not you plan to attend the Annual Meeting of Stockholders, we encourage you to read this proxy statement and vote your shares as soon as possible to ensure that your shares are represented.
If you are a beneficial stockholder, your broker will NOT be able to vote your shares other than in connection with the ratification of the selection of our independent auditor unless you have given your broker specific instructions to do so.
You may vote via the Internet, by telephone, or, if you have received a printed version of these proxy materials, by mail. For specific instructions on how to vote your shares, refer to the section entitled “General Information” of this proxy statement, the instructions in the Proxy Statement Summary, the proxy card or the Notice of Internet Availability.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2023
The proxy statement, form of proxy, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available without charge at www.proxyvote.com. Information contained on the website is not incorporated by reference into this proxy statement or any other report we file with the Securities and Exchange Commission.
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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement

Proxy Statement Summary
This summary highlights selected information about the items to be voted on at the annual meeting and information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider in deciding how to vote, and you should read the entire proxy statement carefully before voting. The information contained on juniper.net or any other website referred to herein is provided for reference only and is not incorporated by reference into this proxy statement.
Information about our 2023 Annual Meeting of Stockholders
Date:	Wednesday, May 10, 2023
Time:	8:00 a.m. Pacific Time — Online check-in will begin at 7:45 a.m. Pacific Time. Please allow ample time for the online check-in procedures.
Admission:	Our virtual annual meeting is being held via the internet through a virtual web conference at www.virtualshareholdermeeting.com/JNPR2023. To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the Proxy Materials, on your card or on any additional voting instructions that accompanied your proxy materials.
Voting:	Stockholders as of the record date, March 21, 2023, are entitled to vote. Your broker will not be able to vote your shares with respect to any of the matters presented at the meeting, other than the ratification of the selection of our independent auditor, unless you give your broker specific voting instructions.
Even if you plan on attending our virtual meeting on May 10, 2023 please vote as soon as possible before the meeting by:
During the virtual meeting, you will be able to vote electronically and submit questions at
www.virtualshareholdermeeting.com/JNPR2023.
For additional information about the virtual annual meeting, please refer to the General Information section below.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   1

Meeting Agenda and Voting Recommendations
		Board Recommendation	Reasons for Recommendation
Proposal 1 Page 22	To elect ten directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.	✓ FOR each nominee	The Board of Directors (“Board”) and its Nominating and Corporate Governance Committee believe the Board nominees possess the skills, experience and diversity to effectively monitor performance, provide oversight and advise management on our long-term strategy.
Proposal 2 Page 29	To ratify the appointment of Ernst & Young LLP as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	✓ FOR	Based on the Audit Committee’s assessment of Ernst & Young LLP’s qualifications and performance, the Board believes that retention of Ernst & Young LLP for the fiscal year ending December 31, 2023 is in our stockholders’ best interests.
Proposal 3 Page 33	To hold a non-binding advisory vote regarding executive compensation.	✓ FOR	Our executive compensation programs demonstrate the evolution of our pay for performance philosophy and reflect the input of stockholders from our outreach efforts.
Proposal 4 Page 34	To hold a non-binding advisory vote on the frequency of future stockholder advisory votes on executive compensation.	✓ 1 YEAR	An annual vote will allow our stockholders the continued ability to frequently communicate to us their position on executive compensation, and aligns with our practice of engaging with stockholders to obtain their input on corporate governance matters and executive compensation philosophy, policies, and practices.
Proposal 5 Page 35	To approve the amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 7,000,000.	✓ FOR	We believe our success is due to our highly talented employee base. Our ability to grant equity awards is a necessary and powerful recruiting and retention tool for us to obtain the quality personnel that we need to move our business forward.
We will also consider any other matters that may be properly brought before the 2023 annual meeting of stockholders (and any postponements or adjournments thereof).
Corporate Governance Highlights
Juniper Networks, Inc., a Delaware corporation (“Juniper Networks,” “Juniper”, the “Company,” “we” or “our”), is committed to having sound corporate governance principles that we believe serve the best interest of all our stockholders. Some highlights of our corporate governance practices are listed below. In addition, we regularly evaluate our practices against prevailing best practices and emerging and evolving topics identified through stockholder outreach, current literature, and corporate governance organizations.

Environmental, Social, and Governance Highlights
We are committed to supporting sustainable operations across our business and worldwide supply chain including by maintaining policies and practices that mandate safe working conditions, that require that workers be treated with respect and dignity, and that encourage the development of processes and products that are efficient and environmentally responsible.
Applying a management system approach with strong internal governance and Board and executive leadership oversight enables us to align our environmental, social, and governance (“ESG”) priorities and objectives with our corporate priorities and objectives, as well as our values, which we refer to as the Juniper Way — Be Bold, Build Trust, and Deliver Excellence.
Our priorities are organized into three pillars: Enhance Trust and Governance, Enable the Workforce of the Future, and Build Global Resilience. Our efforts within these pillars focus on issues that are most relevant to our business and important to our stakeholders.
We are proud to be recognized as an employer that has a positive culture for employees to thrive, as well as a company that demonstrates exceptional ethical leadership and commitment to ethical business practices and is making a positive difference in the world around us.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   3

Directors and Director Nominees
Our business is managed under the direction of our Board, which is currently composed of eleven members, ten of whom are nominated to be elected at the 2023 annual meeting of stockholders. Our stockholders elect Board members annually. Ten of our current directors were elected at the 2022 annual meeting by our stockholders to serve for a term expiring at the 2023 annual meeting of stockholders. Mr. Fernandez was appointed to our Board in May 2022 and joined the N&CG Committee in July 2022. The following table sets forth the name, age, tenure, independence, and committee assignments for each of our directors as of the date this proxy statement was filed with the U.S. Securities and Exchange Commission (the “SEC”).

Name	Age	Director Since	Independent	Committees
	**Gary Daichendt** Lead Independent	71	2014	✓	Compensation (Chair)
	**Anne DelSanto**	59	2019	✓	Nominating and Corporate Governance
	**Kevin DeNuccio**	63	2014	✓	Compensation
	**James Dolce**	60	2015	✓	Compensation
	**Steven Fernandez**	48	2022	✓	Nominating and Corporate Governance
	**Christine Gorjanc**	66	2019	✓	Audit
	**Janet Haugen**	64	2019	✓	Audit (Chair)
	**Scott Kriens** Chairman	65	1996	✓	None
	**Rahul Merchant**	66	2015	✓	Audit
	**Rami Rahim** CEO	52	2014		None
	**William R. Stensrud**	72	1996	✓	Nominating and Corporate Governance (Chair)

Mr. Daichendt expressed a preference not to be re-nominated this year, as he has served for over ten years as a member of the Board. The Board thanks Mr. Daichendt for his leadership and years of service to the Company. If each of the ten director nominees is elected by the stockholders, effective immediately following the 2023 annual meeting, Ms. Gorjanc will serve as the Lead Independent Director and Ms. DelSanto will join the Compensation Committee as chairperson and no longer serve on the Nominating and Corporate Governance Committee.

The below graphics summarize the attributes and experience of our director nominees.

Director Nominee Attributes

Gender Diversity

Women
Men
3
7
30%
diversity

Ethnic/Racial Diversity

South Asian
Middle Eastern
Hispanic
1
1
1
7

Age

46-55
56-65
66-75
2
5
3
average
61.5
years

Tenure

0-5 years
6-10 years
15+ years
4
4
2
average
10.1
years

Independence

Our CEO
Independent
1
9
90%
independent

Audit Committee Expertise

Financial
Experts
Non-financial
Expert
1
2

Director Nominee Experience
CEO Experience
3
Senior Management Expertise
10
Technical Background
6
Financial / Accounting Expertise
2
Public Company Board Service
8
Networking Industry Experience
5
Global Operational Perspective
9
Risk Management / Oversight
3
Corporate Governance
5
M&A / Investment Experience
6
Strategic Business Development
5
Sales and Marketing
5
Cybersecurity Background
4

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   5

Active Stockholder Engagement
In 2022, we proactively sought meetings with stockholders who in the aggregate hold over 72% of our shares outstanding, and met virtually with stockholders who in the aggregate hold approximately 17% of our shares outstanding. For more information on our stockholder engagement efforts, please see the “Stockholder Engagement” section of this proxy statement.
Executive Compensation Highlights
Our Compensation Committee strives to design a fair and balanced approach to our executive compensation programs to hold our executives accountable for results by providing for short- and long-term focused programs that emphasize a pay-for-performance philosophy.
Demonstrating our continued commitment to align compensation to overall Company performance, in 2022, 93% of our Chief Executive Officer’s target direct compensation was “at-risk” compensation in the form of an annual cash bonus incentive and equity awards. Further, our Chief Executive Officer’s target direct compensation compared to his realizable pay outcome demonstrates the strong “pay-for-performance” philosophy instituted by our Compensation Committee.
FY22 Target Pay Mix(1): CEO and Other NEOs Who Served the Entire Year*
*
Percentages may not add to 100% due to rounding.

(1)
Reflects (i) salary disclosed in the “Summary Compensation Table”, (ii) the target opportunity for non-equity incentive plan awards disclosed in the “Grants of Plan-Based Awards For FY22” table, and (iii) the grant date fair value of all options and stock awards as disclosed in the “Grants of Plan-Based Awards For FY22” table.

As a result of the Compensation Committee’s evaluation of the “Say-on-Pay” advisory vote, which resulted in approval by 89% of the votes cast at our 2022 annual meeting of stockholders, the feedback received from our stockholder engagement, the advice from the Compensation Committee’s independent compensation consultant, and its ongoing review of our compensation program philosophy and design, the Compensation Committee did not make significant changes to the design of our executive compensation and equity programs in 2022. The Compensation Committee continued to grant performance share awards based upon longer-term relative total shareholder return and granted stock options to the Chief Executive Officer to further align his incentives to longer-term shareholder return. We encourage you to review the full “Executive Compensation” section of this proxy statement, including the “Compensation Discussion and Analysis,” for additional details.

Corporate Governance Principles and Board Matters
Corporate Governance Standards
Juniper Networks is committed to having sound corporate governance practices and has adopted formal Corporate Governance Standards to enhance our effectiveness implementing these practices. Having such standards is essential to running our business efficiently and maintaining our integrity in the marketplace. A copy of our Corporate Governance Standards is available on our website at
http://investor.juniper.net/investor-relations/corporate-governance/default.aspx.

Board Independence
The New York Stock Exchange’s (the “NYSE”) listing standards and our Corporate Governance Standards require that a majority of our Board must be “independent.” Under the NYSE’s listing standards, no director will be considered independent unless our Board affirmatively determines that such director has no material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company). Our Board reviews the independence of its members annually. Our Board has determined that, except for Rami Rahim who is an employee of the Company, (i) none of the current directors have a material relationship with Juniper Networks, and (ii) each of our current director nominees whose names are set forth below in Proposal No. 1 Election of Directors are independent within the meaning of the NYSE director independence standards.
The Board has determined that each of the members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee (the “N&CG Committee”) of the Board has no material relationship with Juniper Networks and is “independent” within the meaning of the NYSE director independence standards, including the members of the Audit Committee and the Compensation Committee, who are subject to the heightened “independence” standards required for such committee members set forth in the applicable SEC and NYSE rules. The members of the Compensation Committee are also non-employee directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In making the determination of the independence of our directors, the Board considered whether there were any transactions between Juniper Networks and entities associated with our directors or members of their immediate families, including transactions involving Juniper Networks, investments in companies in which our directors or their affiliated entities are stockholders, and payments made to or from companies and entities in the ordinary course of business where our directors or members of their immediate families serve as a partner, director, or member of the executive management of the other party to the transaction, and did not identify any such transactions.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   7

Board Structure and Committee Composition
Board Committees
The Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance or N&CG Committee. The membership and principal function of each of these committees are described below. Each of these committees operates under a written charter adopted by the Board, which are available on our website at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx. The Board may add new committees as it deems advisable for purposes of fulfilling its primary responsibilities.
The following table shows all persons who served on the Board, Audit Committee, Compensation Committee, and N&CG Committee, and the number of Board and committee meetings held during 2022:
Name of Director	Board	Audit Committee	Compensation Committee	N&CG Committee
Non-Employee Directors:
Gary Daichendt	Lead Independent		Chair
Anne DelSanto	X			X
Kevin DeNuccio	X		X
James Dolce	X		X
Steven Fernandez(1)	X			X
Christine Gorjanc(2)	X	X
Janet Haugen(2)	X	Chair
Scott Kriens	Chair
Rahul Merchant	X	X
William Stensrud	X			Chair
Employee Director:
Rami Rahim	X
Number of Meetings in Fiscal 2022	4	8	4	4

(1)
Mr. Fernandez joined the Board on May 11, 2022 and the N&CG Committee on July 1, 2022.

(2)
The Board has determined that each of Ms. Gorjanc and Ms. Haugen is an “audit committee financial expert” within the meaning of the rules promulgated by the SEC.

 Corporate Governance Principles and Board Matters

Audit Committee
The Audit Committee, among other duties, assists the Board in fulfilling its responsibilities for general oversight of the:
•
integrity of the Company’s financial statements;

•
compliance with the Company’s legal and regulatory requirements;

•
management of the Company’s information security risk program;

•
qualifications, independence, and performance of the Company’s independent registered public accounting firm;

•
performance of the Company’s internal audit function;

•
Company’s internal accounting and financial controls, as well as risk management policies; and

•
performance of the Company’s ethics and compliance function.

The Audit Committee works closely with management as well as our independent registered public accounting firm to fulfill its obligations. In addition, to further strengthen the Audit Committee’s oversight responsibilities, each of the Vice President of Internal Audit and the Vice President and Chief Compliance Officer report directly to the Audit Committee, and the Company’s Chief Accounting Officer meets in executive sessions with the Audit Committee. The Audit Committee has the authority to receive appropriate funding from the Company for obtaining advice and assistance from outside legal, accounting, or other advisors as the Audit Committee deems necessary to carry out its duties.
No member of the Audit Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee, and discloses such determination in accordance with NYSE requirements.
Compensation Committee
The Compensation Committee discharges the Board’s responsibilities relating to the compensation of our executive officers and Board members, as well as our human capital management, including:
•
conducting an evaluation of the Chief Executive Officer’s performance and compensation with the entire Board;

•
reviewing the Compensation Discussion and Analysis and preparing an annual report on executive compensation for inclusion in our proxy statement;

•
approving and evaluating executive officer compensation philosophy and related plans, policies, and programs;

•
evaluating and making recommendations regarding Board compensation on an annual basis;

•
periodically reviewing the Company’s programs and practices related to human capital management, including workforce inclusion and diversity; and

•
conducting an annual compensation risk assessment to consider whether the Company’s incentive compensation policies and programs contain incentives for executive officers to take risks in performing their duties that are reasonably likely to have a material adverse effect on the Company.

The Compensation Committee also has responsibility for reviewing the overall equity award practices of the Company, including review and approval of the Company’s annual equity budget under the Company’s equity incentive plans and administration of the Company’s equity incentive plans and the employee stock purchase plan. The Compensation Committee has the authority to receive appropriate funding from the Company for obtaining advice and assistance from outside legal, compensation consultants, or other advisors as the Compensation Committee deems necessary to carry out its duties.
N&CG Committee
The N&CG Committee:
•
engages in Board succession planning to anticipate the future needs of the Board and its standing committees;

•
seeks and recommends the nomination of individuals qualified to become Board members, consistent with criteria approved by the Board;

•
reviews and makes recommendations regarding the composition of the Board;

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   9

•
oversees the governance of the Board, including establishing and overseeing compliance with our Corporate Governance Standards;

•
oversees the Company’s programs, policies and practices relating to environmental (including climate oversight), social, and governance matters applicable to the Company and impact to support the sustainable growth of the Company’s business and oversees the Company’s positions, strategies, and practices related to influencing or contributing to the development of public policy;

•
identifies best practices and recommends corporate governance principles to the Board; and

•
attends to and effectively responds to stockholder concerns regarding corporate governance.

Board Leadership Structure and Role of the Lead Independent Director
The Board’s leadership structure is comprised of an independent Chair of the Board and a Lead Independent Director, each of whom are appointed, and at least annually reaffirmed, by at least a majority of our independent directors. Mr. Kriens has served as Chair of the Board since 1996 and served as Chief Executive Officer of the Company from 1996 to 2008. Since March 2015, Mr. Daichendt has served as the Lead Independent Director, and Ms. Gorjanc has been nominated to serve as the Lead Independent Director effective immediately following the 2023 Annual Meeting.
The duties of the Chair of the Board, Lead Independent Director, and Chief Executive Officer are set forth below:
The Board believes that this overall structure of a separate Chair of the Board and Chief Executive Officer, combined with a Lead Independent Director, results in an effective balancing of responsibilities, experience, and independent perspectives that meets the current corporate governance needs and oversight responsibilities of the Board. The Board also believes that this structure benefits the Company by enabling the Chief Executive Officer to focus on strategic matters while the Chair of the Board focuses on Board process and governance matters. The structure also allows the Company to benefit from Mr. Kriens’ experience as a former Chief Executive Officer of the Company.
The independent directors of the Company meet at least quarterly in executive sessions. Executive sessions of the independent directors are chaired by the Lead Independent Director if and when the Chair is not “independent” under applicable standards. The executive sessions include discussions and recommendations regarding guidance to be provided to the Chief Executive Officer and such other topics as the independent directors may determine.

 Corporate Governance Principles and Board Matters

Election of Directors
Annual Election and Majority Voting Standard
Each director serves for a term expiring at the next annual meeting of stockholders and until the director’s successor is duly elected and qualified, or until the director’s earlier death, resignation, or removal. Our bylaws provide that each director nominee must receive the majority of the votes cast with respect to the director’s election (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee). However, in the event that a stockholder has properly nominated a person or persons for election to the Board and such nomination is not timely withdrawn prior to the first mailing of our notice of a meeting where directors are to be elected, then each director nominee shall be elected by a plurality of the votes cast.
If a director nominee who is currently serving as a director is not re-elected at the annual meeting, under Delaware law, the director will continue to serve on the Board as a “holdover director.” However, pursuant to our Corporate Governance Standards, as a condition to re-nomination, each incumbent director is required to submit a conditional resignation from the Board in writing to the Chair of the N&CG Committee. If the director nominee fails to receive the requisite vote contemplated by our bylaws, the N&CG Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the N&CG Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. Thus, the resignation will become effective only if the director nominee fails to receive a majority of votes cast for re-election, and the Board accepts the resignation.
Proxy Access
The Company’s bylaws provide that under certain circumstances, a stockholder, or group of up to 20 stockholders, who has maintained continuous ownership of at least three percent (3%) of our common stock for at least three years prior to such nomination may nominate and include a specified number of director nominees in our annual meeting proxy statement. The number of stockholder-nominated candidates appearing in our proxy statement cannot exceed the greater of two (2) candidates or twenty percent (20%) of the aggregate number of directors then serving on the Board (rounding down). For a description of the process for nominating directors, see the information under the “General Information — Stockholder Proposals and Nominations” section of this proxy statement.

Identification and Evaluation of Nominees for Director
The N&CG Committee’s criteria and process for evaluating and identifying the candidates that it recommends to the full Board for selection as director nominees are as follows:
The N&CG Committee:
•
regularly, and at least annually, reviews the composition and size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise;

•
reviews the qualifications of any candidates who have been properly recommended or nominated by a stockholder other than through our proxy access bylaws, as well as those candidates who have been identified by management, individual members of the Board or, if the N&CG Committee determines, a search firm. Such review

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   11

may, in the N&CG Committee’s discretion, include a review solely of information provided to the N&CG Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the N&CG Committee deems proper. Please see the information under the “General Meeting — Stockholder Proposals and Nominations” section of this proxy statement for more information on stockholder recommendations and nominations of director candidates;
•
considers the suitability of each director candidate, including the current members of the Board, in light of the current size and composition of the Board. Although the N&CG Committee does not have a specific policy on diversity, in evaluating the qualifications of the candidates, the N&CG Committee considers many factors, including issues of character, judgment, independence, age, education, expertise, diversity of experience, length of service, other commitments and ability to serve on committees of the Board, as well as other individual qualities and attributes that contribute to Board heterogeneity, including characteristics such as race, gender, cultural background and national origin. The N&CG Committee believes that a Board with a variety of points of view contributes to a more effective decision-making process. When recommending candidates, the N&CG Committee strives to select candidates that have diverse perspectives, experiences and expertise such that the skill set of each candidate complements those of other directors and nominees to create a balanced Board. The N&CG Committee evaluates the factors discussed above, among others, and does not assign any particular weighting or priority to any of these factors. While the N&CG Committee has not established specific minimum qualifications for director candidates, the N&CG Committee believes that candidates and director nominees must result in a Board comprised of directors who (i) are predominantly independent, (ii) possess high personal and professional ethics and integrity, (iii) have qualifications that will increase overall Board effectiveness, (iv) meet requirements of applicable rules and regulations, such as financial literacy or financial expertise with respect to Audit Committee members, and (v) are willing and able to represent the best interests of all stockholders of the Company;

•
considers the interests and plans of individual directors and their desire to continue as members of the Board; and

•
has the authority to retain and terminate any third-party search firm that is used to identify and evaluate director candidates. It also has the authority to approve the fees and retention terms of any search firm.

In May 2022, Mr. Fernandez was appointed to the Board. He was initially identified and recommended by an independent third-party search firm. He was then considered by the N&CG Committee, which recommended his appointment to the full Board for approval. Following his appointment to the Board, he was appointed to serve on the N&CG Committee in July 2022.
Annual Evaluation of Director Performance and Recommendation of Candidates
•
The N&CG Committee conducts an annual evaluation of the performance of individual directors, the Board as a whole, and each of the Board’s standing committees, including an evaluation of the qualifications of individual members of the Board and its committees. The evaluation is conducted via oral interviews by a third-party legal advisor selected by the N&CG Committee, which uses as a basis for discussion a list of questions that are provided to each director in advance. The results of the evaluation and any recommendations are provided orally to the N&CG Committee by the third-party legal advisor, and to the Board and the other standing committees of the Board either by the N&CG Committee or the third-party legal advisor.

•
After review and consideration of current and prospective directors, the N&CG Committee recommends to the Board director candidates to be nominated by the Board for election to the Board. The Board reviews the N&CG Committee’s recommendations and approves final nominations.

In addition to the foregoing process, the N&CG Committee and the Board also take into consideration the perspectives of stockholders regarding Board composition and corporate governance matters and incorporates those perspectives into its overall identification, evaluation, and selection process.

Management Succession Planning
Our Board believes that the directors and the Chief Executive Officer should collaborate on management succession planning and that the entire Board should be involved in the critical aspects of the succession planning process for our Chief Executive Officer, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates, and making key management succession decisions. Management succession is regularly discussed by the directors in Board meetings and in executive sessions of the Board.

 Corporate Governance Principles and Board Matters

In addition, our Board annually conducts a detailed review of the Company’s leadership pipeline, talent strategies, and succession plans for key management positions. Directors become familiar with potential successors for key management positions through various means, including the comprehensive annual talent review, Board dinners and presentations, and informal meetings.

Board’s Role in Risk Oversight
The Board recognizes that risk is inherent in the Company’s pursuit and achievement of our strategic and operating objectives. The diagram below shows how the Board as a whole and through the various Board committees, each of which is 100% independent, oversees the Company’s management of material enterprise-level risk, focusing on four areas of risk: Strategic, Compliance, Operational, and Financial.
Cybersecurity Risk Oversight
As part of the Board’s Operational Risk Management responsibilities, it has oversight of the Company’s cybersecurity risk. The Company’s Chief Information Security Officer (“CISO”) oversees our cybersecurity risk management program in partnership with our Chief Information Officer (“CIO”) and other business leaders. The program was developed to respond to the threat of security breaches, the threat of cyberattacks, and to protect and preserve the confidentiality, integrity, and continued availability of information owned by, or in the care of, the Company. This program includes a cyber incident response plan that provides controls and procedures for timely and accurate reporting of any material

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   13

cybersecurity incident and the maintenance by the Company of insurance coverage to help defray any financial losses suffered by the Company in the event of an information security breach. In support of the Board’s oversight of the Company’s cybersecurity risk management program, the Audit Committee receives quarterly reports. Two reports per year are delivered directly from the CIO and CISO and two reports per year are delivered as part of the enterprise risk management update to the Audit Committee, which may be supplemented, as needed, by the CIO and other senior executives at the Company, including the CISO. In addition, the Board, periodically, and the Audit Committee, at least quarterly, receive updates from management about the results of exercises and response readiness assessments led by third-party advisors who provide independent assessments of our Company-wide information security strategy and our internal response preparedness. Currently, four of our directors, including one member of our Audit Committee, have cybersecurity expertise.
To foster an understanding among Juniper employees of proper cyber hygiene, security risks associated with user activity, and identification and reporting of cyberattacks, we have also implemented a robust information security training program that includes, among other things, quarterly mandatory trainings for all of our employees, one surprise test for all our employees to confirm employees are implementing best practices learned during the trainings, and specialized trainings developed specifically for employee populations working in areas such as our corporate network or development of our products. In 2022, we also held our second annual Cybersecurity Awareness Month during which we provided seminars, presentations, and employee engagement activities designed to reinforce our employee training and enhance the culture and knowledge of cybersecurity risks among Juniper employees.
COVID-19 Pandemic Risk Oversight
The Juniper Crisis Management Team has been following a risk-based and phased approach to the ongoing COVID-19 pandemic, and the Board has overseen our crisis management, policies, and cross-functional responses throughout the Company to ensure that we continue to identify and respond to changing risks and provide meaningful updates to our stakeholders. In 2022, we reopened our facilities world-wide for office-based employees in a new office/hybrid collaboration model. Through regular updates and communications with management, the Board continues to monitor and evaluate the impact of the COVID-19 pandemic on our employees and business operations on a regional, national, and global basis.

Environmental, Social, and Governance Matters
At Juniper Networks we believe in building more than a network. It is our mission to power connections and empower change. We are committed to supporting sustainable operations across our business and worldwide supply chain including by maintaining policies and practices that mandate safe working conditions, that require that workers be treated with respect and dignity, and that encourage the development of processes and products that are environmentally responsible. We believe in conducting business ethically, with integrity and good corporate governance, wherever we do business. We advance these values in our supply chain with alignment to industry-wide initiatives and by undertaking human rights due diligence. We are also advancing sustainability throughout our global operations and, in January 2022 made a public commitment to achieve carbon neutrality across our global operations by 2025. We maintain membership in and provide communications on our progress to promote gender equality and women’s empowerment in the workplace, economy and global communities to the United Nations Global Compact and we continue to support the United Nations Women’s Empowerment Principles.

 Corporate Governance Principles and Board Matters

ESG Governance
Oversight of our ESG activities, impacts and performance starts with our Board, which believes that operating sustainably is an ongoing priority for the Company. The Board’s oversight of our ESG program occurs through combined Board and committee oversight:

Board of Directors

Our Board is responsible for ensuring ESG risk and opportunities are integrated into Juniper’s long-term strategy

N&CG Committee

Primarily responsible for oversight of our ESG programs, including:

- Annual review of our programs, policies, disclosures, and practices
- Board composition and compliance with our corporate governance standards
- Our positions, strategies, and practices related to influencing or contributing to the development of public policy

Compensation Committee

Reviews the status of specific People and Communities initiatives, primarily those related to human capital management and workforce inclusion and diversity

Audit Committee – Risk Oversight

Oversees ESG risks as part of overall risk management, as well as reviews ESG disclosures in SEC filings and ensures we are adhering to our existing controls and procedures

Audit Committee – Governance Initiatives

Reviews the status of specific Corporate Governance initiatives, namely those related to business ethics and anti-corruption and product responsibility

Our leadership team has ultimate responsibility for our ESG activities and has implemented enterprise risk management practices to identify and address climate events and corresponding risks that impact the Company and our operations. A Corporate Social Responsibility (“CSR”) Advisory Council comprised of a team of cross-functional senior executives representing the various business functions across the Company supports our continued focus and alignment within the Company on these initiatives. This advisory council guides our overall CSR vision, strategy, and priorities, enables us to execute our ESG activities, and works to maintain alignment with corporate priorities and objectives, as well as our values, which we refer to as The Juniper Way — Be Bold, Build Trust, and Deliver Excellence. At every meeting of the CSR Advisory Council, there is both an update of CSR activities and a knowledge advancement session within one or more sustainability topics. In addition, members of the Legal Department routinely offer ESG knowledge development to the Board, including briefings on the SEC’s proposed climate disclosure rules.
We conduct regular materiality assessments to gauge alignment of our CSR strategy, programs, and disclosures with the expectations of both our internal and external stakeholders. This process helps us to focus our resources and attention on those areas that we believe can most meaningfully impact Juniper and have a meaningful impact beyond Juniper. We maintain an ongoing and inclusive dialogue with our internal and external stakeholders in which we communicate our progress on important topics and collect valuable insights and feedback, which helps us assess both potential risks and opportunities and improve how we manage relevant issues. As part of our stakeholder engagement model, we are an active participant in a variety of government and industry organizations, such as the Responsible Business Alliance (“RBA”), Responsible Minerals Initiative (“RMI”), and CDP Supply Chain. Through our memberships, we promote the development and adoption of collaborative approaches in applying leading standards and practices in the Information Communication and Technology sector and throughout the supply chain.

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Our Activities
Our priorities are organized into three pillars: Enhance Trust and Governance, Enable the Workforce of the Future, and Build Global Resilience. Our efforts within and across these pillars focus on issues that we believe are most relevant to our business and our various stakeholders, including our customers, employees, and partners, and we believe that by properly managing these issues, we can drive value for our stockholders
2022 ESG Progress and Achievements
We are pleased to share the progress made across our pillars and performance in our Corporate Social Responsibility Report, which is available at https://www.juniper.net/us/en/company/corporate-responsibility. Our Corporate Social Responsibility Report has been prepared in accordance with the Global Reporting Initiative Sustainability Reporting Guidelines “Core” option and the Sustainability Accounting Standards Board “Hardware” standards. We are proud that our efforts have resulted in Juniper being selected for the first time as one of 50 companies listed on LinkedIn’s Top Companies in the US, which helps professionals identify the top workplaces to grow their careers, and are proud to be recognized by Great Places to Work® as one of the 2022 Best Places to Work Workplaces for Parents™. Additionally, Juniper has been recognized as one of Fortune’s Most Admired Companies for two years in a row.
Below are a few ESG highlights that demonstrate our commitment to operating sustainably and responsibly:
Climate Action — Global Resilience
Our Environmental, Health, Safety, and Security policy outlines our commitments with respect to conducting business in an environmentally responsible way, including security regulations and a commitment to the sustainable use of the Earth’s resources as it relates to our products, services, and activities, and to those of our suppliers and customers. As part of our efforts in this regard, we revised our greenhouse gas reduction targets in 2021 and committed to becoming carbon neutral across our global operations (Scope 1 and Scope 2) by 2025. We continue to focus on energy efficiency and clean energy procurement in order to decarbonize our global operations.
Supply Chain Management
We are committed to meeting our customers’ expectations with respect to responsible sourcing practices and transparency throughout the networked ecosystem. We communicate these expectations to our partners and suppliers through our Business Partner Code of Conduct, which is aligned with the Ten Principles of the United Nations Global Compact and the RBA Code of Conduct. When entering into or renewing master agreements, we include our Business Partner Code of Conduct. We are a member of the RBA and measure and monitor our manufacturing partners’, select direct material suppliers’, and select indirect suppliers’ compliance with the RBA code and applicable environmental, health and safety, labor, and ethics legal requirements using industry-leading audit and assessment protocols. We hold our suppliers accountable for their performance through our corrective action and supplier business review processes. Our suppliers are expected to support Juniper’s compliance obligations and follow all laws in locations of operation, including trade compliance laws and trade restrictions for sanctioned entities and persons.
Inclusion and Diversity
At our core, we believe innovation and excellence depends on seeking out diverse ideas and fostering a culture where all employees belong.

 Corporate Governance Principles and Board Matters

Creating a highly diverse and inclusive workplace, where everyone has a sense of connection and belonging and are treated with respect and validation, starts with transparency and accountability. We are committed to improving inclusivity by being engaged and accountable at the highest level of leadership. Our commitment to this work starts with our Board and carries through to our Chief Executive Officer, our executive officers, and our employees.
Talented, motivated, and effective executives and employees are essential to executing our business strategies and propelling our business forward. We track data regularly to hold ourselves accountable and monitor our progress. We have shared our workforce data on our website, including both a graphical summary of our EEO-1 data and a link to our actual EEO-1 filing at https://www.juniper.net/us/en/company/inclusion-diversity/. We update this information annually.
Employee engagement remains important to Juniper, helping us gauge enthusiasm, connection to the organization, and motivation to go above and beyond. To better understand and improve our employees’ experience and to capture feedback in areas such as manager effectiveness, company confidence, trust in leadership, and workplace inclusivity, we annually conduct an employee engagement survey called the Juniper Voice. In 2022, 93% of Juniper employees participated in this survey and 90% of our employees would recommend Juniper as a great place to work.
We have implemented trainings, sponsorship and development programs, new employee benefits, inclusion activities, and a commitment to pay parity to drive progress. In 2022, we continued to make progress in our inclusion and diversity efforts. Our global Women’s Sponsorship and Leadership Development Programs, which aim to empower the next generation of women leaders, continued in 2022, providing our female employees with opportunities for development, visibility, and growth. We also launched employee Affinity Groups, employee-led groups that emphasize the connection among employees from similar backgrounds and their allies, and which provide professional development, sense of belonging, and career connections. Additionally, we continue to support partnerships with organizations that are dedicated to driving industry-wide pay parity, equal rights, and better access to career opportunities.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics applicable to all Juniper Networks employees, officers, and directors in compliance with the rules of the SEC and the listing standards of the NYSE, known as our Worldwide Code of Business Conduct. We strive to meet the highest standards of business conduct and ethics in all our dealings inside and outside the Company. We expect our employees and business partners to adhere to high ethical standards and to comply with laws, and these expectations are articulated in our Worldwide Code of Business Conduct and in our Business Partner Code of Conduct. Regular corporate compliance training is required for all employees and is made available through online and in-person interactive sessions. Our training schedule includes annual required training, quarterly trainings, and other targeted trainings throughout the year. We target compliance training based on risk profiles related to an employee’s location, job function, and department. In addition, people managers are provided with compliance training and resources to ensure they are equipped to lead their teams effectively. The Worldwide Code of Business Conduct is publicly available on our website at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx.
We are proud to be recognized as one of the 2023 World’s Most Ethical Companies®. The World’s Most Ethical Company award is a recognition given by Ethisphere, a global leader in defining and advancing the standards of ethical business practices, to honor companies that demonstrate exceptional ethical leadership and commitment to ethical business practices. As part of the evaluation process, companies are assessed on their company’s reputation, leadership and governance, environmental impact, corporate citizenship and responsibility, culture of ethics, and compliance and legal practices.
You may also obtain free copies of the Corporate Governance Standards and the Worldwide Code of Business Conduct by contacting the Investor Relations Department at our corporate offices by calling 1-408-745-2000 or by sending an e-mail message to investor-relations@juniper.net. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our Corporate Governance Standards or our Worldwide Code of Business Conduct by posting such information on our website, at the address and location specified above.
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Stockholder Engagement
The perspectives, insights and feedback of our stockholders are important to our Board and management, which is why we proactively engage with a significant portion of our stockholders that include our top institutional investors on a regular basis throughout the year. The goal of our stockholder engagement program is to foster strong stockholder relationships leading to mutual understanding of issues and approaches, ultimately giving Juniper insight into stockholder concerns and support as we design and implement strategies for long-term growth. We recognize that stockholders are the owners of the Company and we remain committed to a robust stockholder engagement program and maintaining an open, candid and continuous dialogue with stockholders about relevant issues.
Throughout 2022, members of our senior management team met with a significant number of our stockholders to discuss matters that are top of mind for our stockholders, such as our strategic direction, financial and operating performance, capital allocation, executive compensation and equity usage, inclusion and diversity, climate action, corporate social initiatives, human capital management, board refreshment, and corporate governance and risk management practices. In 2022, we proactively sought meetings with stockholders who in the aggregate hold over 72% of our shares outstanding, and met with stockholders who in the aggregate hold approximately 17% of our shares outstanding.
Juniper also recognizes that some of our stockholders consider data, analytics, and insight published by third-party firms to assist in their evaluation of our ESG practices and performance. Juniper engages with Sustainalytics, MSCI and Institutional Shareholder Services throughout the year to ensure the information being considered and shared by these third-party firms is current and accurate, as well as to monitor emerging matters and trends.
Our stockholder engagement efforts have provided valuable feedback that help to inform our decisions and our corporate practices and the Board considers feedback from these conversations during its deliberations. For example, as a result of our collaboration, in 2022:
•
We pledged to achieve carbon neutrality across our global operations by 2025 through focused efforts on two long-term sustainable solutions: leveraging energy efficiency measures and increasing our use of clean energy sources.

•
We published our sixth annual diversity update. At Juniper Networks, we are committed to innovation and representing diversity in myriad ways — including race, ethnicity, gender, age, background, perspectives, tenure, work style, geography, and sexual orientation. We fundamentally believe that diversity is a competitive asset that we want to amplify because we believe our differences will drive our success.

•
We continued to focus on our equity grant practices to balance the impact on stockholder dilution while still being able to grant equity awards to our employees at levels within competitive market ranges and reasonably necessary to attract, retain and motivate talent.

While we benefit from ongoing dialogue with many of our stockholders, we recognize that we have not communicated directly with all of our stockholders. If you would like to engage with us, please send correspondence to Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, California 94089 or email investor-relations@juniper.net.

 Corporate Governance Principles and Board Matters

Communications with the Board
The N&CG Committee has approved a process by which stockholders or other interested parties may communicate with the Board or individual members of the Board. Stockholders of Juniper Networks and other parties interested in communicating with the Board or any member of our Board may write to them c/o Juniper Networks, Inc., 1133 Innovation Way, Sunnyvale, California 94089. Under the process approved by the N&CG Committee, the General Counsel receives and logs communications directed to the Board or any member of the Board, and, unless marked “confidential,” reviews all such correspondence and regularly (not less than quarterly) delivers to the Board, the Lead Independent Director, Chair of the Board, or the independent directors of the Board, as applicable, copies of such correspondence. Communications marked “confidential” will be logged as received by the General Counsel and then will be delivered unopened to the addressee(s).
Compliance Reporting
We have adopted procedures for raising concerns related to accounting and auditing matters in compliance with the listing standards of the NYSE. The Company has established a Corporate Compliance Committee, which is comprised of the Company’s Chief Financial Officer, General Counsel, Chief Compliance Officer, Chief Human Resources Officer, Chief Revenue Officer, Chief Accounting Officer, and the Chief Audit Executive. Concerns relating to accounting, legal, internal controls, or auditing matters may be brought to the attention of either the Corporate Compliance Committee, its members individually, the Audit Committee directly, or an anonymous reporting channel maintained by the Company. Concerns are handled in accordance with procedures established with respect to such matters under our Reporting Ethics Concerns Policy. For information on how to contact the Audit Committee directly, please see the immediately preceding section of this proxy statement entitled “Communications with the Board”.

Board Meetings and Attendance
During 2022, the Board held 4 meetings. Each director attended at least 75% of all Board and applicable committee meetings that took place during their tenure in 2022. As set forth in our Corporate Governance Standards, absent extraordinary circumstances, each member of the Board is strongly encouraged to attend each annual stockholder meeting. Eight of our then-current directors attended the 2022 annual meeting of stockholders, which was held virtually.

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Director Compensation

Non-Employee Director Retainer and Meeting Fee Information
Our director compensation programs are designed to provide an appropriate incentive to attract and retain qualified non-employee directors and to align their interests with the long-term interests of our stockholders. We compensate non-employee directors for their service on the Board through a combination of cash and equity awards, the amounts of which are commensurate with their role and involvement and with peer company practices. In setting director compensation, we consider the significant amount of time our directors will expend in fulfilling their duties as well as the skill level required for members of our Board. Directors who also serve as employees of the Company do not receive additional compensation for service as directors.
The Compensation Committee, which is comprised solely of independent directors, has the primary responsibility for reviewing and making recommendations to the Board regarding all matters pertaining to compensation paid to non-employee directors for Board, committee member, and committee chair services. The Compensation Committee is authorized by its charter to engage consultants or advisors in connection with its review and analysis of director compensation.
Each year, the Compensation Committee evaluates the appropriate level and form of compensation for non-employee directors and recommends changes, if any, to the Board. In making non-employee director compensation recommendations, the Compensation Committee takes various factors into consideration, including the responsibilities of directors generally, as well as committee chairs, and the forms and levels of compensation paid to directors by peer companies. It also considers advice from its independent compensation consultant who provides analysis on non-employee director compensation regulatory developments, market trends, and data from companies in our executive and director compensation peer group. The Board reviews the recommendations of the Compensation Committee and determines the form and amount of non-employee director compensation. The analysis provided by the Compensation Committee’s independent compensation consultant regarding our 2022 director compensation program showed that average pay per director was positioned near the median relative to our peer group. The Compensation Committee did not recommend any changes to the Company’s program based on its 2022 director compensation review and the Board determined not to make any changes from the prior year.

 Director Compensation

Limits on Director Compensation: Our non-employee directors currently receive compensation in the form of RSU grants and cash fees. Our 2015 Equity Incentive Plan provides for (i) an annual fixed dollar value of RSUs in an amount equal to $245,000 (based on the average daily closing price of the Company’s common stock over the 30 trading days preceding the date of grant) to be granted to non-employee directors and (ii) a limit of $1,000,000 on the total amount of annual equity compensation and cash fees that may be awarded to any non-employee director in a single fiscal year to provide for sufficient flexibility to adjust non-employee director compensation in the future if such changes are necessary to remain competitive with our peers or align to any material changes in director roles or time commitments.
The following table provides information on Juniper Networks’ compensation and reimbursement practices for non-employee directors during the fiscal year ended December 31, 2022 (“fiscal 2022”):

Annual retainer for all non-employee directors (payable quarterly)	$60,000
Additional annual retainer for Audit Committee members (payable quarterly)	$20,000
Additional annual retainer for Compensation Committee members (payable quarterly)	$15,000
Additional annual retainer for N&CG Committee members (payable quarterly)	$10,000
Additional annual retainer for Audit Committee Chair (payable quarterly)	$25,000
Additional annual retainer for Compensation Committee Chair (payable quarterly)	$20,000
Additional annual retainer for N&CG Committee Chair (payable quarterly)	$10,000
Additional annual retainer for the Chair of the Board (payable quarterly)	$75,000
Additional annual retainer for the Lead Independent Director (payable quarterly)	$30,000
Restricted Stock Units granted annually(1)	$245,000
Reimbursement for expenses attendant to Board membership	Yes
Payment for each additional committee meeting attended after total committee meeting attendance exceeds eighteen (18) in a calendar year	$1,250

(1)
Non-employee directors receive non-discretionary annual grants of RSUs, to further align their interests with stockholders. Pursuant to the 2015 Plan, on the date of each of the Company’s annual stockholder meetings, each non-employee director who is elected at (or whose term continues after) such meeting will automatically be granted RSUs for a number of shares equal to the “Annual Value” (as defined below), rounded down to the nearest whole share. For the grants made in 2022, the “Annual Value” was the number of RSUs equal to $245,000 divided by the average daily closing price of the Company’s common stock over the 30 trading days preceding the date of grant.

Director Compensation Table for Fiscal 2022
The following table shows compensation information for our non-employee directors for fiscal 2022. Mr. Rahim, our Chief Executive Officer, did not receive any compensation for serving as a director. Compensation information for Mr. Rahim is included in the “Summary Compensation Table” set forth in this proxy statement.
Director Compensation for Fiscal 2022
Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
Gary Daichendt	$125,000	$211,291	$0	$336,291
Anne DelSanto	$70,000	$211,291	$0	$281,291
Kevin DeNuccio	$75,000	$211,291	$0	$286,291
James Dolce	$75,000	$211,291	$0	$286,291
Steven Fernandez(2)	$50,000	$211,291	$0	$261,291
Christine Gorjanc	$80,000	$211,291	$0	$291,291
Janet Haugen	$105,000	$211,291	$0	$316,291
Scott Kriens	$135,000	$211,291	$0	$346,291
Rahul Merchant	$80,000	$211,291	$0	$291,291
William Stensrud	$80,000	$211,291	$0	$291,291

(1)
As of December 31, 2022, each of our non-employee directors listed in the table held 7,107 RSUs. Amounts shown do not reflect compensation actually received by the director, and there can be no assurance that these amounts will ever be realized by the non-employee directors. Instead, the amount shown is the grant date fair value of the RSU awards granted in fiscal 2022 computed in accordance with ASC Topic 718 — Compensation — Stock Compensation (“ASC Topic 718”), disregarding forfeiture assumptions.

(2)
Mr. Fernandez joined the Board in May 2022 and the N&CG Committee in July 2022.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   21

Proposals to be Voted On
Proposal No. 1
Election of Directors
There are ten nominees for election as directors at this year’s annual meeting: Anne DelSanto, Kevin DeNuccio, James Dolce, Steven Fernandez, Christine Gorjanc, Janet Haugen, Scott Kriens, Rahul Merchant, Rami Rahim, and William Stensrud. A discussion of the primary experience, qualifications, attributes, and skills of each director nominee that led our Board and Nominating and Corporate Governance Committee to the conclusion that such individual should serve or continue to serve as a director is included in each of the director nominee biographies. Each director nominee will be elected to serve for a term expiring at the Company’s annual meeting of stockholders in 2024 and until the director’s successor is duly elected and qualified, or until the director’s earlier death, resignation, or removal. There are no family relationships among any of our executive officers and directors.
If you sign your proxy card or voting instruction card or vote by telephone or over the Internet but do not vote on or give instructions with respect to the election of directors, your shares will be voted for the ten director nominees recommended by the Board. If you hold your shares in street name and do not give voting instructions to your broker or sign and return a voting instruction form indicating that your broker may vote your shares for unmarked items, your broker will not be able to vote your shares and your shares will not be voted on this matter.
Recommendation
Our Board recommends a vote “FOR” the election to the Board of: Anne DelSanto, Kevin DeNuccio, James Dolce, Steven Fernandez, Christine Gorjanc, Janet Haugen, Scott Kriens, Rahul Merchant, Rami Rahim, and William Stensrud.
Vote Required
Provided a quorum is present, directors will be elected by a majority of the votes cast with respect to the director nominee at the annual meeting (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee).
The names of our director nominees and their ages, tenures, positions, qualifications, and experience as of the date this proxy statement was filed with the SEC are set forth below.

 Proposals to be Voted On

ANNE DELSANTO Director since 2019 Age 59		KEVIN DENUCCIO Director since 2014 Age 63
COMMITTEES N&CG through 2023 annual meeting Compensation (Chair) following 2023 annual meeting	COMMITTEES Compensation
Other Current Public Company Boards: New Relic, Inc.; Advanced Energy Industries, Inc.	Other Current Public Company Boards: Marathon Digital Holdings, Inc.

CURRENT AND PAST POSITIONS
Ms. DelSanto has principally served as a limited partner at Operator Collective, a venture fund, since December 2019. Ms. DelSanto is also serving as a limited partner at Stage 2 Capital, a venture fund, since March 2019. From February 2018 to April 2019, she served as Executive Vice President and General Manager, Platform at Salesforce.com, Inc. (“Salesforce”), a customer relationship management company. Prior to that role, she served in various executive-level roles at Salesforce starting in October 2012, including as the Executive Vice President, Americas Solution Engineering & Cloud Sales from February 2016 to February 2018; Executive Vice President, Global Solution Engineering and Cloud Specialist Sales from February 2015 to February 2016; and Senior Vice President, Global Solutions Engineering from October 2012 to February 2015. Prior to joining Salesforce, Ms. DelSanto served in various roles of increasing responsibility in pre-sales from 1999 to 2012 at Oracle Corporation (“Oracle”), an information technology and services company, including as Group Vice President, Sales Engineering from February 2012 to September 2012 and Vice President of Sales Engineering from 2007 to February 2012. She began her career in 1985 as an account systems engineer at IBM Corporation, an information technology and services company. Ms. DelSanto began her service on the board of directors of New Relic, Inc. in August 2020 and her service on the board of directors of Advanced Energy Industries, Inc. in October 2020.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, and management expertise gained from serving as a senior sales executive at several technology companies

•
Broad industry knowledge, background and expertise with cloud-businesses, software-as-a-service business models, and the requirements of Enterprise customers gained through her experience as a senior leader in companies that leverage the cloud for their business model’s success

•
Public company governance experience as a member of the board of directors of other public technology companies

CURRENT AND PAST POSITIONS
Mr. DeNuccio serves as a co-founder of Wild West Capital, LLC, a venture and technology consulting firm he co-founded in July 2012. Mr. DeNuccio served as Executive Chairman of SevOne, Inc., a digital infrastructure management software company, from May 2017 to November 2019. He served as President and Chief Executive Officer of Violin Memory, a flash-based storage array solutions company, from February 2014 to April 2017. In December 2016, Violin Memory filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Prior to joining Violin Memory, Mr. DeNuccio served as Chief Executive Officer of Metaswitch Networks, a provider of carrier systems and software solutions that enable communication networks to migrate to open, packet-based architectures, from February 2010 to July 2012. Mr. DeNuccio was President and Chief Executive Officer of Redback Networks Inc., a provider of advanced communications networking equipment, from August 2001 to January 2008, during which time it was acquired by Telefonaktiebolaget LM Ericsson (“Ericsson”) in January 2007 and operated as a wholly-owned subsidiary of Ericsson. Mr. DeNuccio held various positions at Cisco from 1995 to 2001, including Senior Vice President of Worldwide Service Provider Operations. Previously, Mr. DeNuccio was the founder, President and Chief Executive Officer of Bell Atlantic Network Integration Inc., a wholly-owned subsidiary of Bell Atlantic (now Verizon Communications). Mr. DeNuccio has served on the board of directors of Marathon Digital Holdings, Inc. since January 2021 and served on the board of directors of Calix, Inc. from September 2012 to May 2022. Mr. DeNuccio previously served as a director of Sandisk Corporation from August 2009 to February 2014, Metaswitch Networks from December 2008 to February 2014 and Violin Memory from February 2014 to April 2017.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management, and operational and technological expertise gained through experience as a senior executive at companies in the technology and networking industries, including as chief executive officer of networking companies

•
Public company governance experience as a member of the boards of directors and board committees of other public technology companies

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   23

JAMES DOLCE Director since 2015 Age 60	STEVEN FERNANDEZ Director since 2022 Age 48
COMMITTEES Compensation	COMMITTEES N&CG
Other Current Public Company Boards: None	Other Current Public Company Boards: None

CURRENT AND PAST POSITIONS
Mr. Dolce has served as the Chief Executive Officer and a director at Lookout, Inc. (“Lookout”), a mobile security company, since March 2014. Prior to joining Lookout, Mr. Dolce was the Vice President of carrier market development at Akamai Technologies, Inc., a content delivery network and cloud services provider, from December 2012 until February 2014, and prior to that, he was the Founder and Chief Executive Officer at Verivue, Inc. (“Verivue”), a provider of digital content delivery solutions, which was acquired by Akamai, from 2006 until December 2012. Prior to Verivue, Mr. Dolce served as Executive Vice President of worldwide field operations at Juniper Networks from 2002 to 2006, where he led Juniper Networks’ global sales, marketing and customer service efforts. Mr. Dolce joined Juniper Networks through its acquisition of Unisphere Networks, Inc., where he served as Chief Executive Officer from 1999 to 2002. Mr. Dolce served on the board of directors of Infinera Corporation from May 2014 until January 2016.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management, and operational and technological expertise gained through experience as a senior executive at companies in the technology and networking industries, including as chief executive officer of technology companies

•
In-depth knowledge of Juniper Networks’ customers and industry due to his prior executive experience at Juniper Networks

•
Public company governance experience as a member of the boards of directors and board committees of other public technology companies

•
Expertise in cybersecurity

CURRENT AND PAST POSITIONS
Mr. Fernandez has served as the Chief Transformation Officer of NCR Corporation, an enterprise software, consulting, and technology provider, since November 2022. Previously, he served as Global Chief Technology Officer of American International Group, Inc., an insurance company, from July 2020 to August 2022, as the Global Chief Technology Officer of L’Oréal S.A., a personal care company, from August 2016 to July 2020, as Chief Information Officer of Conisus LLC, a provider of strategic medical communications services, from August 2015 to August 2016 and Chief Technology Officer, Bottling Investment Group at The Coca-Cola Company, a multinational beverage company, from November 2011 to August 2015. Prior to joining The Coca-Cola Company, Mr. Fernandez was employed by General Electric, a multinational conglomerate, where he served as the Chief Data Architect, Energy from June 2010 to October 2011 and Chief Technology Officer, Nuclear from January 2007 to June 2010. He also served as a Manager at Ford Motor Company, a car manufacturer, from January 1996 to December 2006.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership,executive experience, management, and operational and technological expertise gained through experience as a technology executive at companies in the consumer and business products industry, including as chief technology officer

•
Expertise in cybersecurity

 Proposals to be Voted On

CHRISTINE GORJANC Director since 2019 Age 66	JANET HAUGEN Director since 2019 Age 64
Lead Independent Director following 2023 annual meeting
COMMITTEES Audit	COMMITTEES Audit (Chair)
Other Current Public Company Boards: Invitae Corporation	Other Current Public Company Boards: Bentley Systems, Incorporated

CURRENT AND PAST POSITIONS
Ms. Gorjanc served as the Chief Financial Officer for Arlo Technologies, Inc. (“Arlo”), an intelligent cloud infrastructure and mobile app platform company, from August 2018 to June 2020. Prior to her role with Arlo, she served as the Chief Financial Officer of NETGEAR, Inc., a provider of networking products and services, since January 2008, where she previously served as Chief Accounting Officer from December 2006 to January 2008 and Vice President, Finance from November 2005 to December 2006. Prior to joining NETGEAR, Inc., Ms. Gorjanc served in a number of roles including as the Vice President, Controller, Treasurer, and Assistant Secretary of Aspect Communications Corporation, a provider of workforce and customer management solutions, from September 1996 through November 2005. Ms. Gorjanc served as the Manager of Tax for Tandem Computers, Inc., a provider of fault-tolerant computer systems, from October 1988 through September 1996. Prior to that, Ms. Gorjanc served in management positions at Xidex Corporation, a manufacturer of storage devices, and spent eight years in public accounting. Ms. Gorjanc has served on the board of directors and as chairman of the audit committee of Invitae Corporation, a genetic testing and services company, since November 2015 and currently sits on the compensation committee, and served on the board of directors, as Chair of the audit committee and member of the compensation committee of Zymergen Inc. from March 2021 to October 2022.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management and financial expertise gained through service as a chief financial officer as well as broad industry knowledge gained as a senior executive of rapidly-growing international technology companies operating in the intelligent cloud, networking products and services industries

•
Experience in operations, supply chain and information technology

•
Public company governance experience as a member of the board of directors and audit committee of other public technology and healthcare companies

•
National Association of Corporate Directors (NACD) Directorship Certified™

•
Audit Committee Financial Expert

CURRENT AND PAST POSITIONS
Ms. Haugen served as the Senior Vice President and Chief Financial Officer of Unisys Corporation (“Unisys”), a global information technology company, from April 2000 to November 2016. She also served as Vice President, Controller and Acting Chief Financial Officer of Unisys from April 1996 to April 2000. Prior to joining Unisys, she was an audit partner at Ernst & Young (“EY”) from 1993 to 1996, after serving in various positions of increasing responsibility at EY from 1980 to 1993. Ms. Haugen has served on the board of directors and as a member of the audit committee and sustainability committee of Bentley Systems, Incorporated, a software development company, since September 2020 and previously served on the boards of directors of Paycom Software, Inc., from February 2018 to October 2021 and SunGard Data Systems Inc. from 2002 to 2005.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management and financial expertise gained through service as a chief financial officer as well as broad industry knowledge gained as a senior executive of a global technology company and as an audit partner with a public accounting firm

•
Public company governance experience as a member of the boards of directors, compensation committee, and audit committee of other public technology companies

•
National Association of Corporate Directors (NACD) Directorship Certified™

•
Audit Committee Financial Expert

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   25

SCOTT KRIENS Director since 1996 Age 65	RAHUL MERCHANT Director since 2015 Age 66
Chairman of the Board	COMMITTEES Audit
Other Current Public Company Boards: None	Other Current Public Company Boards: Kyndryl Holdings, Inc.

CURRENT AND PAST POSITIONS
Mr. Kriens has served as Chairman of the Board of Directors of Juniper Networks since October 1996, Chief Executive Officer of Juniper Networks from October 1996 to September 2008 and an employee of Juniper Networks through April 2011. From April 1986 to January 1996, Mr. Kriens served as Vice President of Sales and Vice President of Operations at StrataCom, Inc., a telecommunications equipment company, which he co-founded in 1986. Mr. Kriens also served on the board of directors of Equinix, Inc. from July 2000 to June 2020.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Extensive understanding of the networking industry in general with a highly informed perspective on our business due to Mr. Kriens’ service as the former Chief Executive Officer of Juniper Networks

•
Insight into the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view, due to Mr. Kriens’ experience with the Company from its early stages

•
Deep understanding of the operation of other boards of directors gained through his experience serving on the board of directors and board committees of other public technology companies contributes to his role as Chairman

CURRENT AND PAST POSITIONS
Mr. Merchant most recently served as Senior Executive Vice President and Head of Client Services & Technology of TIAA-CREF, a leading financial services provider, from March 2017 to March 2022. Previously, Mr. Merchant served as Senior Executive Vice President and Chief Information Officer of TIAA-CREF from January 2017 to March 2017 and as Executive Vice President and Chief Information Officer of TIAA-CREF from April 2015 to January 2017. Prior to joining TIAA-CREF, he was the Chief Information and Innovation Officer for the City of New York from April 2012 to February 2014. From 2009 to April 2012, Mr. Merchant was a partner at Exigen Capital, a private equity firm based in New York City. From 2006 until 2008, Mr. Merchant was Executive Vice President, Chief Information Officer and member of the Executive Committee at Fannie Mae. He also served as Senior Vice President, Chief Information Officer and Chief Technology Officer at Merrill Lynch & Co. from 2000 to 2006. Mr. Merchant has also held senior leadership positions at Cooper Neff and Associates, Lehman Brothers, Sanwa Financial Products and Dresdner Bank. Mr. Merchant serves as a member of the board of directors of Kyndryl Holdings, Inc. since September 2021 and previously served as a member of the board of directors of Emulex Corporation, Level 3 Communications, Inc., Sun Microsystems, Inc, and Fair Isaac Corporation.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management, operational and technological expertise, as well as a detailed knowledge of Juniper Networks’ customers and industry gained through experience as a senior technology executive at many companies in the financial industry and in the public sector

•
Insight and experience related to information technology, cybersecurity best practices and the relationship between information security programs and broader business goals and objectives due to his role as a chief information officer

•
Public company governance experience based on his prior service on the board of directors and board committees of other public technology companies

•
Expertise in cybersecurity

 Proposals to be Voted On

RAMI RAHIM Director since 2014 Age 52	WILLIAM STENSRUD Director since 1996 Age 72
Chief Executive Officer	COMMITTEES N&CG (Chair)
Other Current Public Company Boards: Autodesk, Inc.	Other Current Public Company Boards: None

CURRENT AND PAST POSITIONS
Mr. Rahim joined Juniper Networks in January 1997 and was appointed as Chief Executive Officer of the Company in November 2014. Previously, Mr. Rahim served as Executive Vice President and General Manager, Juniper Development and Innovation, responsible for driving innovation across the Company through the oversight of all research and development programs, strategy, development, and business growth across the portfolio of routing, switching, and security. He has also overseen the ongoing evolution of silicon technology and the Junos operating system. In addition, Mr. Rahim has served at Juniper Networks in a number of roles, including Executive Vice President, Platform Systems Division, Senior Vice President and General Manager, Edge and Aggregation Business Unit, and Vice President, Product Management for the Edge and Aggregation Business Unit. Prior to that, Mr. Rahim spent the majority of his time at the Company in the development organization where he helped with the architecture, design and implementation of many Juniper Networks’ core, edge, and carrier Ethernet products. Mr. Rahim joined the board of directors of Autodesk, Inc. in August 2022.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Extensive knowledge and understanding of the Company and its industry due to Mr. Rahim’s day-to-day involvement in the Company’s business as Chief Executive Officer

•
Insight and information related to the Company’s strategy, financial condition, operations, competitive position and business

•
In-depth industry and business experience in building and operating complex networks and a detailed knowledge of Juniper Networks’ customers and industry gained through his prior experience in a number of management and senior executive roles at Juniper Networks

•
Insight into the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view due to his experience with Juniper Networks from its early stages

•
Expertise in cybersecurity

CURRENT AND PAST POSITIONS
Mr. Stensrud has served as a Partner of the SwitchCase Group, a consulting company, since January 2011, the Chairman of InstantEncore.com, a provider of web and mobile technology to the performing arts, since January 2006, and Chairman and Principal at Interactive Fitness Holdings, a designer and manufacturer of virtual stationary bicycles, since November 2009. From January 2007 to March 2007, he served as Chairman and Chief Executive Officer of Muze, Inc., a provider of business-to-business digital commerce solutions and descriptive entertainment media information. Prior to that, Mr. Stensrud was a general partner at Enterprise Partners, a venture capital firm, from January 1997 to December 2006 and an independent investor and turn-around executive from March 1996 to January 1997. During this period, Mr. Stensrud served as President of Paradyne Corporation and as a director of Paradyne Corporation, Paradyne Partners LLP and GlobeSpan Corporation, Inc. (acquired by Conexant, Inc.), all data networking companies. From January 1992 to July 1995, Mr. Stensrud served as President and Chief Executive Officer of Primary Access Corporation, a data networking company acquired by 3Com Corporation. From 1986 to 1992, Mr. Stensrud served as the Marketing Vice President of StrataCom, which he co-founded.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
In-depth experience in venture capital and in the management of a wide variety of technology companies due to exposure to a broad range of issues affecting businesses, including a number of businesses in the technology and data networking industries, including service as a chief executive officer of networking companies

•
Management experience with knowledge and perspective on the Company’s daily operating challenges gained from experience as an operating executive in the telecommunications and data networking industries

•
Strategic analytical skills gained by focusing on improving various aspects of businesses, including operations, strategies, and financial performance

•
Public company governance experience as a member of the boards of directors and board committees of other public technology companies

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   27

Skills, Attributes, and Experience of Director Nominees

Proposal No. 2
Ratification of Appointment of Independent Registered
Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm. The Audit Committee has appointed Ernst & Young LLP, or EY, as our independent registered public accounting firm for the fiscal year ending December 31, 2023. EY has served as our independent registered public accounting firm since 1996, and EY’s current lead audit partner was selected in 2021.
The Audit Committee periodically considers whether there should be a rotation of independent registered public accounting firms because the Audit Committee believes it is important for our independent registered public accounting firm to maintain independence and objectivity. The Audit Committee annually reviews EY’s qualifications, performance, independence, and fees in making its decision to engage EY and discusses the overall scope and plans for the annual audit with EY. The focus of this review process is to select and retain the most qualified firm to perform the annual audit. During the review and selection process, the Audit Committee considers a number of factors including:
•
Recent and historical audit performance, including the results of a management survey concerning EY’s service;

•
The relevant experience, expertise, and capabilities of EY and the audit engagement team in relation to the nature and complexity of our business;

•
A review of the firm’s independence and internal quality controls;

•
Any legal or regulatory proceedings that raise concerns about EY’s qualifications or ability to continue to serve as our independent auditor, including reports, findings, and recommendations of the Public Accounting Oversight Board;

•
The appropriateness of EY’s fees for audit and non-audit services; and

•
The length of time that EY has served as our independent auditor, the benefits of maintaining a long-term relationship and controls and policies for ensuring that EY remains independent.

In accordance with SEC rules and Company policies, our lead audit partner is limited to a maximum of 5 years of service in that capacity. In order to select the lead engagement partner, management meets with each candidate for the role and then reviews and discusses the candidates. Based on recommendations from management and the chair, the full committee reviews and approves the lead engagement partner.
During fiscal 2022, EY provided certain tax and audit related services. See the “Principal Accountant Fees and Services” section of this proxy statement.
Based on their review, the members of the Audit Committee and the Board believe that the continued retention of EY to serve as our independent registered public accounting firm is in the best interests of the Company and our stockholders.
Representatives of EY are expected to attend the annual meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise, the Board is submitting the appointment of EY to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.
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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   29

Recommendation
Our Board unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as Juniper Networks’ independent registered public accounting firm for the fiscal year ending December 31, 2023.
If you sign your proxy card or voting instruction card or vote by telephone or over the Internet but do not vote on or give instructions with respect to this proposal, your shares will be voted “FOR” the proposal, as recommended by the Board. Even if you do not give voting instructions to your broker, your broker may vote your shares on this matter.
Vote Required
Provided a quorum is present, ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

Principal Accountant Fees and Services
The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, to serve as Juniper Networks’ auditors for the fiscal year ending December 31, 2023.
Fees Incurred by Juniper Networks for Ernst & Young LLP
Fees for professional services billed or to be billed by the Company’s independent registered public accounting firm in each of the last two years were approximately:
	2022	2021
Audit Fees	$6,774,550	$6,019,700
Audit-Related Fees	$177,700	$236,780
Tax Fees	$779,606	$1,161,265
All Other Fees	$0	$0
Total	$7,731,856	$7,417,745
Audit Fees include professional services fees in connection with the audit of the Company’s annual financial statements, the review of our quarterly financial statements, and the issuance of a comfort letter and consents, and audit services provided in connection with other statutory or regulatory filings.
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, and are not reported under “Audit Fees”. These services include accounting consultations in connection with transactions, attest services that are required by statute or regulation, and consultations concerning financial accounting and reporting standards.
Tax Fees are for professional services rendered for tax compliance, tax advice or tax planning.
All Other Fees, which include fees for products and services other than those described above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees,” for the years ended December 31, 2022 and December 31, 2021, were zero.
Audit Committee’s Pre-Approval Policy and Procedures
Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee’s charter gives the Audit Committee the power to delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit services. The Audit Committee pre-approved all services performed by the Company’s independent registered public accounting firm in 2022 and 2021.
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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   31

Report of the Audit Committee of the Board of Directors
The following Audit Committee Report shall not be deemed to be “soliciting material” and should not be deemed “filed” and shall not be deemed to be incorporated by reference in future filings with the SEC, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Audit Committee is composed entirely of non-employee directors. The members of the Audit Committee meet the independence and financial literacy requirements of the NYSE and additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. The Audit Committee operates under a written charter, which contains a description of the scope of the Audit Committee’s responsibilities and how they will be carried out, which may be found on the Company’s website at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including establishing and maintaining adequate internal controls over the Company’s financial reporting. The independent registered public accounting firm of Ernst & Young LLP, or EY, reports to the Audit Committee, and EY is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards in the United States. The Audit Committee discussed the overall scope and plans for the annual audit with EY.
The Audit Committee meets regularly with EY, with and without management present, to discuss the results of EY’s examinations, evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held 8 meetings during fiscal 2022.
In this context, the Audit Committee hereby reports as follows:
1.
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2022 with the Company’s management.

2.
The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.
The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with the Company’s independent registered public accounting firm.

4.
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended December 31, 2022 be included in Juniper Networks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE
Janet Haugen (Chair)
Christine Gorjanc
Rahul Merchant

Proposal No. 3
Non-Binding Advisory Vote on Executive Compensation
This proposal, commonly known as a “Say-on-Pay” proposal, provides our stockholders with the opportunity to cast a vote, on an advisory basis, on the compensation of the executive officers named in the “Summary Compensation Table” below, who we refer to as our “named executive officers” or “NEOs,” pursuant to Section 14A of the Exchange Act. For more detail on the compensation of our NEOs, please see the section entitled “Executive Compensation,” including the “Compensation Discussion and Analysis” and the compensation tables included in this proxy statement.
The Company’s current policy is to hold a Say-on-Pay vote each year, and we expect to hold another advisory vote with respect to executive compensation at the 2024 annual meeting of stockholders.
As described in detail in the “Compensation Discussion and Analysis” section of this proxy statement, we design our executive compensation program to implement our core objectives of (i) providing competitive pay, (ii) paying for performance, and (iii) aligning management’s interests with the interests of our long-term stockholders. We believe that compensation in 2022 for our Chief Executive Officer and our other NEOs is well-aligned with the Company’s performance and the interests of our stockholders and reflects our objective to link pay with performance.
Recommendation
Our Board believes that the Company’s executive compensation program uses appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board of Directors recommends that you vote “FOR” the following resolution:
“RESOLVED, that Juniper Networks, Inc. stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis section, the Summary Compensation Table for FY22, and the other related tables and disclosure.”
If you sign your proxy card or voting instruction card or vote by telephone or over the Internet but do not vote on or give instructions with respect to this proposal, your shares will be voted “FOR” the proposal, as recommended by the Board. If you do not give voting instructions to your broker or sign and return a voting instruction form indicating that your broker may vote your shares for unmarked items, your broker will not be able to vote your shares and your shares will not be voted on this matter.
Vote Required
Provided a quorum is present, the advisory approval of our executive compensation requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to be voted at the annual meeting.
As this is an advisory vote, the result will not be binding; however, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by our stockholders and will take the outcome of the vote under advisement in evaluating our executive compensation principles, design and practices.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   33

Proposal No. 4
Non-Binding Advisory Vote on Frequency of Future Stockholder Advisory Votes on Executive Compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act enables our stockholders to indicate, at least once every six calendar years, how frequently we should seek a non-binding advisory vote on the compensation of our NEOs. The non-binding advisory vote in this proposal is often referred to as a “Say-on-Frequency” vote. By voting for this proposal, stockholders may indicate whether they would prefer to hold a non-binding advisory vote on executive compensation once every 1 year, 2 years, or 3 years, or stockholders may abstain from voting on this proposal.
For our prior Say-on-Frequency vote, at our 2017 annual meeting of stockholders, our Board recommended an annual Say-on-Pay vote and our stockholders concurred, casting a majority of their votes in favor of a one-year frequency. Accordingly, we have held annual Say-on-Pay votes for each of the past five years. After consideration of the benefits and consequences of each alternative, our Board continues to believe that a non-binding advisory vote on executive compensation that occurs annually remains the most appropriate alternative for the Company and our stockholders, and therefore our Board recommends that you vote for a one-year interval for the non-binding advisory vote on executive compensation.
We believe that an annual vote will continue to allow our stockholders the ability to frequently communicate to us their position on the executive compensation through a non-binding advisory vote on executive compensation, and aligns with our practice of engaging with stockholders to obtain their input on corporate governance matters and executive compensation philosophy, policies, and practices. An annual vote further aligns to our short-term cash programs and the metrics that guide those programs as well as to our periodic cycle of granting long-term equity compensation to the named executive officers. Our Compensation Committee is responsible for our executive compensation programs and values our stockholders’ opinions. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal.
The option of every 1 year, 2 years, or 3 years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Company, the Compensation Committee, or our Board, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more frequently than the option approved by our stockholders. We expect to hold another advisory vote with respect to executive compensation at the 2029 annual meeting of stockholders.
Recommendation
Our Board unanimously recommends a vote to hold future advisory votes every “1 YEAR” on executive compensation.
If you sign your proxy card or voting instruction card or vote by telephone or over the Internet but do not vote on or give instructions with respect to this proposal, your shares will be voted to hold future advisory votes every “1 YEAR” on executive compensation, as recommended by the Board. If you do not give voting instructions to your broker or sign and return a voting instruction form indicating that your broker may vote your shares for unmarked items, your broker will not be able to vote your shares and your shares will not be voted on this matter.
Vote Required
Provided a quorum is present, the option of every 1 year, 2 years, or 3 years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.

Proposal No. 5
Approval of the Amendment and Restatement of the Juniper Networks, Inc.
2015 Equity Incentive Plan
Our Board approved, upon the recommendation of the Compensation Committee, the amendment and restatement of Juniper Network, Inc.’s 2015 Equity Incentive Plan (the “2015 Plan,” with the amendment and restatement referred to as the “Amended 2015 Plan”), on February 9, 2023, subject to approval by our stockholders. The 2015 Plan allows us to grant equity awards to our employees including our officers, consultants, and directors. We are asking our stockholders to approve the Amended 2015 Plan to, among other things, increase the number of shares of common stock reserved for issuance under the 2015 Plan by 7,000,000 shares.
The approval of the Amended 2015 Plan by our stockholders is important because the number of shares currently authorized for issuance under our 2015 Plan is not expected to be sufficient to meet our needs over the next year. If our stockholders do not approve this proposal, then the Amended 2015 Plan, including an increase in the number of shares available for issuance and the other amendments described in this proposal, will not become effective.
Reasons to Approve the Amended 2015 Plan
The Board recommends a vote in favor of the Amended 2015 Plan because the Board believes the Amended 2015 Plan is in the best interests of the Company and our stockholders for the following reasons:
•
Aligns non-employee director, employee, and stockholder interests. We currently provide RSUs to a broad based group of our employee population as well as our non-employee directors. We also provide a range of long-term incentives with service- and performance-based vesting conditions to our executive officers. We believe that our stock-based compensation programs, along with our stock ownership guidelines for our non-employee directors and executives, help align the interests of our non-employee directors, executives and employees with the interests of our stockholders by giving our non-employee directors, executives, and employees a sense of ownership and long-term personal involvement in and accountability for the development and financial success of the Company. We believe that our long-term stock-based incentives help promote long-term retention of our employees and encourage significant ownership of our common stock. If the Amended 2015 Plan is approved, we will be able to continue to use equity to align the interests of our non-employee directors, executives, and employees with the interests of our stockholders.

•
Attracts and retains talent. Talented, motivated, and effective executives and employees are essential to executing our business strategies and propelling our business forward. Stock-based compensation has been a critical component of total compensation at the Company for many years because this type of compensation enables the Company to effectively recruit and retain outstanding executives and other employees in a competitive market for talent while encouraging them to act and think like owners of the Company. If the Amended 2015 Plan is approved, we believe we will maintain our ability to offer competitive compensation packages to both retain our best performers and attract new talent.

•
Supports our pay-for-performance philosophy. A significant portion of total compensation for our executives is equity-based incentive compensation tied to the achievement of our business results and our stock price performance. We use incentive compensation to help reinforce desired business results to our executives and to motivate them to make decisions to produce those results. If the Amended 2015 Plan is approved, it will continue to support our pay-for-performance philosophy.

•
Avoids disruption in our compensation programs and mitigates the need for significant cash compensation. We consider equity compensation to be a vital element of our employee compensation program. We believe that, if stockholders approve the Amended 2015 Plan, the additional shares reserved under the Amended 2015 Plan will be sufficient to enable us to grant stock awards under the 2015 Plan for approximately the next year, based on historical grant and forfeiture levels, the recent market prices of Juniper shares, and the anticipated use of stock awards as an incentive and retention tool. If the Amended 2015 Plan is not approved, we would need to replace components of compensation previously awarded in equity with cash or with other

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   35

instruments that may not necessarily support our goals of strengthening longer-term retention and aligning employee interests with those of our stockholders. Additionally, replacing equity with cash would increase our cash compensation expense and significantly deplete cash that could be better utilized towards other strategic purposes or returned to stockholders.
•
Balances appropriately our need to attract and retain talent with stockholder interests regarding dilution. We recognize the dilutive impact of our equity compensation programs on our stockholders, and we continuously strive to balance this concern with the competition for talent, competitive compensation practices, and the need to attract and retain talent. As described in more detail below under the heading “Background,” we believe the Amended 2015 Plan is not excessively dilutive to our stockholders given our overhang and that our three-year average annual gross burn rate (excluding stock awards assumed in acquisitions) is 2.63% and our three-year average net burn rate (excluding stock awards assumed in acquisitions) is 1.94%.

•
Protects stockholder interests and embraces sound stock-based compensation practices. As described in more detail below under the heading “Background,” the Amended 2015 Plan includes a number of features that are consistent with the interests of our stockholders (and their advisors) and sound corporate governance practices.

Why the Proposed Changes to Certain Other Terms under the Amended 2015 Plan
We are proposing to (i) remove references to and provisions related to Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, in response to revisions to the law while retaining certain best practice performance-based award provisions; (ii) clarify that individuals employed or engaged by a third party agency who provide services to the Company at the direction of the Company may be considered employees of the Company for purposes of the Amended 2015 Plan, and that such individuals’ status as a service provider of the Company will not be affected by a change in status from an employee of a third party to an employee of the Company or vice versa; (iii) (a) provide the ability for performance goal decisions to be made on an individual basis, and (b) add environmental, social, and governance goals and other performance metrics at the discretion of the Committee to the list of acceptable performance measures for purposes of granting performance-based awards and clarify that performance measures for performance-based awards may include any other metric that the Committee designates, provided that such objectives do not result in adverse accounting, tax, reporting or other consequences to allow for more flexibility in structuring performance-based awards; and (iv) clarify that the restriction on amendments to the Amended 2015 Plan, which impair the rights of participants without their consent is limited to amendments that materially impair the rights of participants.
Summary of Sound Governance Features of the Amended 2015 Plan
Current features of our 2015 Plan include:
•
No Repricing or Buyout of Underwater Options or Stock Appreciation Rights. Prohibits stock option and stock appreciation right repricing or other exchanges for cash or equity compensation without stockholder consent.

•
No Discounted Options and Stock Appreciation Rights. Requires stock options and stock appreciation rights to be granted with an exercise price equal to at least the fair market value of our common stock on the date of the award is granted.

•
Minimum Vesting Period. Requires awards to have a minimum vesting of at least one year from the date of grant, subject to certain limited exceptions.

•
No Evergreen Provision. Avoids the use of “evergreen” share reserve increases and instead requires stockholder approval to increase the share reserve.

•
No Liberal Share Counting. Prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or stock appreciation right or to satisfy tax withholding requirements.

•
Enhanced Award Flexibility. Enhances flexibility through the ability to use restricted stock, RSUs, performance shares or deferred stock units in lieu of or in addition to stock options to reduce the total number of our shares necessary to grant competitive equity awards.

•
Awards Subject to Clawback. Awards under the 2015 Plan may be subject to recoupment under certain circumstances.

Background
While the use of long-term incentives in the form of equity awards is an important part of our compensation program, we recognize that stock awards dilute existing stockholders and are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. Our Compensation Committee regularly reviews our long-term incentive compensation program to ensure that we balance our employee compensation objectives with our stockholders’ interest in limiting dilution from stock awards.
The following table sets forth information regarding outstanding grants as of March 21, 2023 under the Company’s equity compensation plans, which include the following: (i) equity awards granted under our 2015 Plan and (ii) assumed or substituted equity awards in connection with an acquisition. We do not have any grants outstanding under any other equity plan. As of March 21, 2023, we had 321,343,750 shares of common stock issued and outstanding. The market value of one share of our common stock on March 21, 2023, as determined based on the closing price per share of our common stock as reported on the NYSE was $32.14.
Equity Plan	Stock Options (# of shares)	Weighted-Average Exercise Price Per Share ($)	Weighted-Average Remaining Contractual Term (In Yrs)	Full Value Awards (# of shares)(1)	Shares Available for Future Grant (# of shares)
2015 Plan	275,219	$34.32	5.92	15,690,722	1,892,718
Assumed Awards(2)	561,770	$4.53	4.83	2,696,976	—
Total	836,989	$14.32	N/A	18,387,698	1,892,718

(1)
RSUs and Performance Share Awards are referred to as “Full Value Awards.” The maximum number of shares issuable pursuant to certain Performance Share Awards equals 200% of target. The number of Performance Share Awards included in the above table (i) includes “banked” shares for periods where performance has been determined and (ii) assumes performance at target for periods where the performance has not been determined.

(2)
“Assumed Awards” refers to equity awards assumed or substituted for Juniper Networks equity awards in connection with an acquisition. “Full Value Awards” also includes 58,856 of restricted stock awards assumed or substituted in connection with prior acquisitions.

The Compensation Committee also regularly reviews our historical equity award granting practices, including our share usage rate (commonly referred to as “burn rate”) and equity overhang activity. The following table provides detailed information regarding our burn rate and equity overhang activity (based on total potential award shares) for the last three fiscal years. The effects of our stock repurchase program are included in these calculations.
	Fiscal 2022	Fiscal 2021	Fiscal 2020
Gross Burn Rate(1)	2.72%	2.80%	2.38%
Net Burn Rate(2)	1.98%	2.06%	1.77%
Equity Overhang(3)	6.21%	8.42%	9.69%

(1)
Gross Burn Rate is calculated as (a) the number of new stock awards granted under the 2015 Plan (excluding stock awards assumed in acquisitions), divided by (b) the weighted average common shares outstanding of the Company for the fiscal year.

(2)
Net Burn Rate is calculated as (a) the number of new stock awards granted under the 2015 Plan (excluding stock awards assumed in acquisitions), net of stock awards cancelled and forfeited under the 2015 Plan, divided by (b) the weighted average common shares outstanding of the Company for the fiscal year.

(3)
Equity Overhang is calculated as (a) the number of shares subject to outstanding stock awards (including stock awards assumed in acquisitions) plus the number of shares available for grant under the 2015 Plan, divided by (b) the number of shares subject to outstanding stock awards (including stock awards assumed in acquisitions), plus the number of shares available for grant under the 2015 Plan, plus the weighted average common shares outstanding of the Company for the fiscal year.

The table below shows the number of options and full value awards granted under the 2015 Plan in each of the last three years as well as the number of performance-based awards that were earned each year.
Fiscal Year	Option Awards Granted	Total Full-Value Awards Granted	Time Based Full-Value Awards Granted	Performance Based Full-Value Awards Granted(1)	Performance Based Full-Value Awards Earned(2)(3)
2022	275,219	8,475,298	7,752,710	722,588	841,751
2021	0	9,083,323	8,179,553	903,770	613,634
2020	0	7,861,692	7,128,160	733,532	346,574

(1)
Performance based full-value awards granted at target achievement levels.

(2)
Earned performance based full-value awards reflects the number of performance based awards that were earned during the applicable year.

(3)
Earned performance based full-value awards include PSAs banked as well as bonus equity earned during the performance period.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   37

Description of the Amended 2015 Plan
The material features of the Amended 2015 Plan are summarized below. This summary does not purport to be a complete description of all the provisions of Amended 2015 Plan, and this summary is qualified in its entirety by reference to the text of the Amended 2015 Plan. A complete copy of the proposed Amended 2015 Plan is attached to this proxy statement as Annex A.
ELIGIBILITY; LIMITATIONS. Options, stock appreciation rights, performance shares, performance units, restricted stock, RSUs, deferred stock units, and dividend equivalents may be granted under the Amended 2015 Plan. Options granted under the Amended 2015 Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code (“Code”), or non-statutory stock options. Incentive stock options may be granted only to employees of the Company or any subsidiary of the Company. Other awards may be granted under the Amended 2015 Plan to any employee, consultant or non-employee director of the Company, any parent or subsidiary of the Company or other entity under common control with the Company. Non-employee directors, however, may only be granted RSUs under the Amended 2015 Plan, and these are made pursuant to an automatic, non-discretionary formula. Otherwise, the Amended 2015 Plan administrator, in its discretion, selects the persons to whom awards may be granted, and except for dividend equivalents, the number of shares subject to each such grant. The Amended 2015 Plan provides that no person(s) may be granted, in any fiscal year of the Company: (i) options or stock appreciation rights to purchase more than 4,000,000 shares of the Company’s common stock in such person’s first fiscal year of service with the Company and more than 2,000,000 shares of the Company’s common stock in any other fiscal year of service; (ii) performance shares, RSUs, restricted stock or deferred stock units to more than 2,000,000 shares of the Company’s common stock in such person’s first fiscal year of service with the Company and more than 1,000,000 shares of the Company’s common stock in any other fiscal year of service; and (iii) performance units having an initial value more than $4,000,000 in such person’s first fiscal year of service with the Company and more than $2,000,000 in any other fiscal year of service. As of March 21, 2023, the Company had 10 non-employee directors, approximately 11,221 employees, which included 5 executive officers, and 3,300 consultants who may be eligible for awards under the Amended 2015 Plan.
SHARES AVAILABLE FOR ISSUANCE. Currently, under the 2015 Plan, a maximum of 69,200,000 shares of common stock are reserved for issuance. In addition, any shares subject to outstanding awards under the 2006 Equity Incentive Plan or the 1996 Amended and Restated Stock Plan that expire, are cancelled or otherwise terminate at any time after May 19, 2015 are available for award grant purposes under the 2015 Plan, up to a maximum of 29,000,000 shares (any such shares, “Returning Shares”). Subject to approval by our stockholders, we are requesting that the maximum number of shares reserved for issuance under the Amended 2015 Plan be increased by 7,000,000 shares, thereby increasing the maximum number of shares reserved for issuance under the 2015 Plan shares plus any Returning Shares.
ADMINISTRATION. The Amended 2015 Plan may generally be administered by the Board or a committee appointed by the Board (as applicable, the “Administrator”). The Board has authorized the Compensation Committee of the Board to approve awards and grants to Section 16 reporting executive officers. The Compensation Committee is composed entirely of independent non-employee directors. The Board has authorized the Stock Committee to approve awards and grants to employees and consultants, other than the senior leaders who report directly to our Chief Executive Officer or any other Section 16 reporting executive officers, subject to certain limitations. The Stock Committee is composed of the Chief Executive Officer and the Chief Financial Officer.
MINIMUM VESTING OF AWARDS. Subject to certain exceptions, awards will not vest earlier (except if accelerated pursuant to a change of control or similar transaction, due to death or due to disability) than the one (1) year anniversary of the grant date.
OPTION TERMS AND CONDITIONS. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:
•
EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an option may not be less than 100% of the fair market value of our common stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of our common stock on the date such option is granted. The fair market value of our common stock is determined with reference to the closing sale price for our common stock (or the closing bid if no sales were reported) on the date the option is granted.

•
EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The Amended 2015 Plan permits payment to be made by cash, check, other shares of our common stock, cashless exercises, or any other form of consideration permitted by applicable law, or any combination thereof.

•
TERM OF OPTION. Options granted under the Amended 2015 Plan will expire seven (7) years from the date of grant. However, the Amended 2015 Plan allows an option to be granted with a shorter term determined by the Administrator and in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

•
EXPIRATION. Options will expire upon the date determined by the Administrator. Generally, if the optionee’s employment or status as a service provider terminates for any reason other than death or permanent total disability, then options may be exercised no later than ninety (90) days after such termination and may be exercised only to the extent the option was exercisable on the termination date. If an optionee’s employment or status as a service provider terminates as a result of the optionee’s death or permanent total disability, then all options held by such optionee under the Amended 2015 Plan may be exercised within twelve (12) months or as may be provided in the option agreement, but only to the extent the options would have been exercisable at the date of death or permanent total disability.

•
OTHER PROVISIONS. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Amended 2015 Plan as may be determined by the Administrator.

STOCK APPRECIATION RIGHTS. Stock appreciation rights are exercisable in whole or in part at such times as the Administrator specifies in the grant or agreement. However, the term of a stock appreciation right may be no more than seven (7) years from the date of grant. The Company’s obligations arising upon the exercise of a stock appreciation right may be paid in cash or our common stock, or any combination of the same, as the Administrator may determine. We expect, however, that most stock appreciation rights that we grant will provide that they may only be settled in shares of our common stock. Shares issued upon the exercise of a stock appreciation right are valued at their fair market value as of the date of exercise.
RESTRICTED STOCK. Subject to the terms and conditions of the Amended 2015 Plan, restricted stock may be granted to participants at any time and from time to time at the discretion of the Administrator. Subject to the annual share limit and vesting limitations set forth above, the Administrator shall have complete discretion to determine (i) the number of shares subject to a restricted stock award granted to any participant, and (ii) the conditions for grant or for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component. Each restricted stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator shall determine. Any dividend awarded with respect to restricted shares will vest only if, when and to the extent such share vests. Dividends payable with respect to shares that do not vest will be forfeited.
RESTRICTED STOCK UNITS. Restricted stock units (“RSUs”) are awards that obligate the Company to deliver shares of our common stock to the participant as specified on each vesting date. Subject to the annual share limit and vesting limitations set forth above, the Administrator has complete discretion to determine (i) the number of shares subject to a RSU award granted to any participant, and (ii) the conditions for grant or for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component. Until shares are issued, a RSU holder is not entitled to vote or receive dividends, although the Administrator has discretion under the Amended 2015 Plan to award dividend equivalent rights.
PERFORMANCE SHARES. Performance shares are also awards that obligate the Company to deliver shares of our common stock to the participant as specified on each vesting date. Performance shares may be granted to employees and consultants at any time and from time to time as determined at the discretion of the Administrator. Subject to the annual share limit and vesting limitations set forth above, the Administrator has complete discretion to determine (i) the number of shares of common stock subject to a performance share award granted to any service provider and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component.
PERFORMANCE UNITS. Performance units are similar to performance shares, except that they are settled in cash that is equivalent to the fair market value of the underlying shares, determined as of the vesting date. Subject to the terms and conditions of the Amended 2015 Plan, performance units may be granted to participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   39

to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of performance units. Performance units shall be granted in the form of units to acquire shares. Each such unit shall be the cash equivalent of one share of our common stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to performance units or the cash payable under such units.
DEFERRED STOCK UNITS. Deferred stock units consist of restricted stock, RSUs, performance shares or performance unit awards that the Administrator, in its sole discretion, permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator and applicable law, including Section 409A of the Code. Deferred stock units shall remain subject to the claims of the Company’s general creditors until distributed to the participant.
DIVIDEND EQUIVALENTS. A dividend equivalent is a credit, payable in cash or shares, awarded at the discretion of the Administrator, to the account of a participant in an amount equal to the cash dividends paid on one share for each share represented by an award. Any dividend equivalents awarded with respect to a share or a unit will vest only if, when and to the extent such share or unit vests. Dividend equivalents payable with respect to shares or units that do not vest will be forfeited.
PERFORMANCE GOALS. The Administrator may make performance goals applicable to a participant with respect to an award. At the Administrator’s discretion, one or more of the following performance goals may apply: (i) cash flow (including operating cash flow or free cash flow), (ii) cash position, (iii) revenue (on an absolute basis or adjusted for currency effects), (iv) revenue growth, (v) contribution margin, (vi) gross margin, (vii) operating margin (viii) operating expenses or operating expenses as a percentage of revenue, (ix) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (x) earnings per share, (xi) operating income, (xii) net income, (xiii) stock price, (xiv) return on equity, (xv) total shareholder return, (xvi) growth in stockholder value relative to a specified publicly reported index (such as the S&P 500 Index), (xvii) return on capital, (xviii) return on assets or net assets, (xix) return on investment, (xx) economic value added, (xxi) operating profit or net operating profit, (xxii) operating margin, (xxiii) market share, (xxiv) contract awards or backlog, (xxv) overhead or other expense reduction, (xxvi) credit rating, (xxvii) objective customer indicators, (xxviii) new product invention or innovation, (xxix) attainment of research and development milestones, (xxx) improvements in productivity, (xxxi) attainment of objective operating goals, (xxxii) objective employee metrics, (xxxiii) environmental, social and governance goals, or (xxxiv) any other metric that the Administrator so designates, provided that such objectives do not result in adverse accounting, tax, reporting, or other consequences. The performance measures listed above may apply to either the Company as a whole or, except with respect to shareholder return metrics, a region, business unit, affiliate or business segment, or in certain select cases, on an individual basis, and measured either on an absolute basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with GAAP, in accordance with International Accounting Standards Board Principles (“IASB Principles”) or which may be adjusted when established to exclude or include any items otherwise includable or excludable under United States generally accepted accounting principles (“GAAP”) or under IASB Principles or any other objectively determinable items including, without limitation, (a) any extraordinary non-recurring items, (b) the effect of any merger, acquisition, or other business combination or divestiture, or (c) the effect of any changes in accounting principles affecting the Company’s or a business unit’s, region’s, affiliate’s or business segment’s reported results.
NO REPRICING. The Amended 2015 Plan prohibits (i) option or stock appreciation right re-pricings (including by way of exchange for another award) and (ii) the Company from paying cash or issuing new equity awards in exchange for the surrender and cancellation of any, or all, stock options or stock appreciation rights with an exercise price that is less than the current fair market value, in each case, unless stockholder approval is obtained.
NONTRANSFERABILITY OF AWARDS. Unless determined otherwise by the Administrator, an award granted under the Amended 2015 Plan is not transferable other than by will or the laws of descent and distribution, and may be exercised during the participant’s lifetime only by the participant. Further, in no event may any award be transferred for consideration to a third-party financial institution.
AUTOMATIC GRANTS TO OUTSIDE DIRECTORS. The Amended 2015 Plan provides that (i) at each of the Company’s annual stockholder meetings each non-employee director (an “Outside Director”) who is elected at (or whose term continues after) such meeting shall be automatically granted RSUs for a number of shares equal to the “Annual Value” (as defined below), rounded down to the nearest whole share, and (ii) each person who first becomes an Outside

Director on a date other than the annual meeting of stockholders (including a director who has transitioned from an employee director to an Outside Director) shall automatically be granted on the date such person becomes an Outside Director, RSUs for a number of shares equal to a number determined by multiplying the “Annual Value” used for calculating the number of RSUs granted to Outside Directors at the annual stockholder meeting immediately preceding the date of such award by a fraction, the numerator of which is 365 minus the number of days between the last annual meeting date and the date the person first becomes an Outside Director, and the denominator of which is 365, rounded down to the nearest whole share. The “Annual Value” means the number equal to $245,000 divided by the average daily closing price over the 30 Trading Days preceding the date of grant.
Each award granted to Outside Directors will vest in full on the earlier of (A) the one year anniversary of the grant date, and (B) the day prior to the date of the Company’s next annual stockholder meeting, subject in either case to the participant continuously remaining a director through the vest date.
Notwithstanding the foregoing, the maximum value of (i) the grant date fair value of equity awards granted and (ii) cash fees paid to any Outside Director for their service as a director in a fiscal year, shall not exceed $1,000,000 in total value.
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Amended 2015 Plan, the number and class of shares of award outstanding under the Amended 2015 Plan, the fiscal year limits on the number of awards that any person may receive, the number of shares subject to automatic option grants to Outside Directors and the exercise price of any outstanding option or stock appreciation right.
In the event of a liquidation or dissolution, the Administrator shall notify each participant prior to the effective date. The Administrator may, in its discretion, provide that each participant shall have the right to exercise all of their options and stock appreciation rights, as to all of the shares covered by the option or stock appreciation right, including as to those shares not otherwise exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any award shall lapse 100%, and that any award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.
MERGER OR CHANGE IN CONTROL. In the event of a merger of the Company with or into another corporation, or a Change in Control of the Company (as defined in the Amended 2015 Plan), each outstanding option and stock appreciation right shall be assumed, or an equivalent option or stock appreciation right will be granted in substitution by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option or stock appreciation right, the participant shall fully vest in and have the right to exercise the option or stock appreciation right as to all of the common stock covered by such award with any performance-based award vesting at target, including shares as to which he or she would not otherwise be vested or exercisable. If an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in such event, the Administrator will notify the participant that the option or stock appreciation right will become fully vested and exercisable for a period determined by the Administrator, and the option or stock appreciation right will terminate upon the expiration of such period.
In the event of a merger of the Company with or into another corporation, or a Change in Control of the Company, each outstanding restricted stock, RSU, performance share, performance unit, and deferred stock unit award (and any related dividend equivalent) shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the award, the participant shall fully vest in the award, including as to shares (or with respect to dividend equivalents and performance units, the cash equivalent thereof) which would not otherwise be vested with any performance-based award vesting at target.
OTHER POLICIES. The Amended 2015 Plan provides that each award may be subject to the terms and conditions of any other policy (and any amendments thereto) adopted by the Company from time to time, which may include any policy related to the vesting or transfer of equity awards.
TAX WITHHOLDING. Participants may satisfy the statutory tax withholding requirements arising in connection with the exercise, vesting or delivery of their awards pursuant to such methods as designated by the Administrator.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   41

AMENDMENT AND TERMINATION OF THE AMENDED 2015 PLAN. The Board may amend, alter, suspend or terminate the Amended 2015 Plan, or any part thereof, at any time and for any reason. No such amendment by the Board or stockholders may materially and negatively alter or impair any award previously granted under the Amended 2015 Plan without the written consent of the participant.
TERM OF THE AMENDED 2015 PLAN. The Amended 2015 Plan will continue to be in effect until March 29, 2025.
Federal Income Tax Consequences
INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon an optionee’s sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. The difference between the amount treated as ordinary income from such premature sale and the amount realized will be characterized as capital gain or loss.
NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.
RESTRICTED STOCK. If at the time of purchase, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.
The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company.
STOCK APPRECIATION RIGHTS. No income will be recognized by a recipient in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any common stock received upon the exercise.
RESTRICTED STOCK UNITS AND PERFORMANCE SHARES. A participant will not have taxable income upon grant (unless, with respect to restricted stock, he or she elects to be taxed at that time). Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received minus any amount paid for the shares.
DIVIDEND EQUIVALENTS. A participant will recognize taxable income upon the payout of a dividend equivalent.
DEFERRED STOCK UNITS. Typically, a participant will recognize employment taxes upon the vesting of a deferred stock unit and income upon its delivery. The participant may be subject to additional taxation, interest and penalties if the deferred stock unit does not comply with Section 409A of the Code.
COMPANY TAX DEDUCTION. The Company generally will be entitled to a tax deduction in connection with an award under the Amended 2015 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the vesting of a restricted stock unit). Special rules limit the deductibility of compensation paid to certain executive officers.

SECTION 409A. Section 409A of the Code, or Section 409A, provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Amended 2015 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE AMENDED 2015 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND IT DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.
New Plan Benefits
Our named executive officers and directors have an interest in this proposal because they are eligible to participate in the Amended 2015 Plan. The Amended 2015 Plan does not provide for set benefits or amounts of awards, except with respect to non-employee directors. Pursuant to the term of the Amended 2015 Plan, each non-employee director will receive RSUs in an amount equal to the “Annual Value” (as described above under the heading “Description of the Amended 2015 Plan”), or a fraction thereof with respect to individuals who become non-employee directors after an annual stockholders meeting. In addition, the Company cannot currently determine the aggregate benefit or number of shares subject to awards that may be granted in the future to non-employee directors under the Amended 2015 Plan because the aggregate benefit and number of shares depends on the aggregate number of non-employee directors and when individuals join the Board and the “Annual Value” depends on the future stock price of our common stock. There are no awards to executive officers or employees that are conditioned on stockholder approval of the Amended 2015 Plan.
As discussed in the “Director Compensation” section of this proxy statement, each of our non-employee directors is entitled to receive certain grants of RSUs in connection with their service on the Board, pursuant to the terms of our non-employee director compensation program, which will be granted under the Amended 2015 Plan if the plan is approved. The following table summarizes the aggregate value of the shares that our non-employee directors as a group will receive if those that are nominated are elected and remain a director following the 2023 annual meeting of stockholders. It also highlights the fact that none of our executive officers or employees will receive any set benefits or awards that are conditioned upon shareholder approval of the Amended 2015 Plan. All other future awards under the Amended 2015 Plan are discretionary and cannot be determined at this time.
Name and Position	Dollar Value ($)	Number of Shares Underlying RSU, PSA and Option grants
Rami Rahim Chief Executive Officer and Director	$—	—
Kenneth Miller Executive Vice President, Chief Financial Officer	$—	—
Manoj Leelanivas Executive Vice President, Chief Operating Officer	$—	—
Christopher Kaddaras Executive Vice President, Chief Revenue Officer	$—	—
Robert Mobassaly Senior Vice President, General Counsel	$—	—
Executive officer group (5 persons)	$—	—
Non-Employee Director Group (9 persons)(1)	$2,205,000	—
Non-Executive Officer Employee Group	$—	—

(1)
The number of shares subject to each non-employee director’s RSU award will not be determinable until the grant date under the terms of the Amended 2015 Plan. Assuming each of the nine (9) non-employee director nominees are elected at the 2023 annual stockholder meeting, amount reflects the standard annual equity award of  $245,000 granted to each non-employee director under the terms of the Amended 2015 Plan.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   43

History of Grants under 2015 Plan
The table below shows, as to the listed individuals and specified groups, the number of shares of common stock subject to an equity award grant (even if not currently outstanding) under the 2015 Plan from the inception of the 2015 Plan through December 31, 2022.
Name and Position(3)	Number of Shares Underlying Stock Awards(1)
Current NEOs and Current Positions
Rami Rahim Chief Executive Officer and Director	2,729,981
Kenneth Miller Executive Vice President, Chief Financial Officer	755,111
Manoj Leelanivas Executive Vice President, Chief Operating Officer	674,068
Christopher Kaddaras Executive Vice President, Chief Revenue Officer	250,000
Robert Mobassaly Senior Vice President, General Counsel	194,033
Marcus Jewell Former Executive Vice President, Chief Revenue Officer	615,727
All current executive officers as a group (5 persons)	5,683,215
All current non-employee directors as a group (10 persons)	549,275
Non-employee nominees for election as a director(2)
Anne DelSanto	38,056
Kevin DeNuccio	71,871
James Dolce	71,871
Steven Fernandez	7,107
Christine Gorjanc	36,443
Janet Haugen	36,443
Scott Kriens	71,871
Rahul Merchant	71,871
William R. Stensrud	71,871
All non-executive officer employees as a group	55,301,042

(1)
Includes RSUs, performance share awards and, for the CEO, stock options. The number of performance share awards included in the above tables assumes achievement at target. The maximum number of shares issuable pursuant to certain performance share awards equals 200% of target.

(2)
Assuming the nine (9) non-employee director nominees are elected at the 2023 annual stockholder meeting, under the terms of the Amended 2015 Plan, an amount equal to the standard annual equity award of  $245,000 will be granted to each non-employee director.

(3)
There are no nominees for election as a director who are not covered by the above. No awards have been granted under the 2015 Plan to any associate of any of our executive officers or directors, and no person received 5% or more of the total awards granted under the 2015 Plan since its inception.

Please also refer to the “Equity Compensation Plan Information” section of this proxy statement for further information about shares, which may be issued upon the exercise of options, warrants and rights granted to employees, consultants or members of our Board under all of our equity compensation plans as of December 31, 2022.
Recommendation
Our Board unanimously recommends a vote “FOR” approval of the foregoing amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan.
If you sign your proxy or voting instruction card or vote by telephone or over the Internet but do not vote on or give instructions with respect to this proposal, your shares will be voted for approval of the foregoing Amended 2015 Plan, as recommended by the Board. If you do not give voting instructions to your broker or sign and return a voting instruction form indicating that your broker may vote your shares for unmarked items, your broker will not be able to vote your shares and your shares will not be voted on this matter.

Vote Required
Provided a quorum is present, approval of the foregoing amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   45

Executive Compensation
Compensation Discussion and Analysis
This compensation discussion and analysis summarizes our executive compensation philosophy, our fiscal year 2022 (“FY22” or “fiscal 2022”) executive compensation program, and the FY22 compensation decisions made by the Compensation Committee with respect to the executive officers who are identified below (“NEOs”):
Named Executive Officers
Rami Rahim	Chief Executive Officer (“CEO”)
Kenneth Miller	Executive Vice President, Chief Financial Officer
Manoj Leelanivas	Executive Vice President, Chief Operating Officer
Christopher Kaddaras*	Executive Vice President, Chief Revenue Officer
Robert Mobassaly	Senior Vice President, General Counsel
Marcus Jewell**	Former Executive Vice President, Chief Revenue Officer

*
Mr. Kaddaras joined the Company in October 2022.

**
Mr. Jewell resigned from the Company effective June 1, 2022. No severance benefits were paid to Mr. Jewell as a result of his resignation.

We refer to the Compensation Committee in this “Compensation Discussion and Analysis” section of the proxy statement as the “Committee.”

Section 1 — Executive Compensation Summary
Juniper Networks Overview and FY22 Performance
In FY22, we achieved record revenue, and revenue growth across all verticals, customer solutions, and geographies, despite the challenging global supply chain environment, which saw persistent elevated components and logistics costs and supply chain constraints that impacted the volume of products we were able to deliver. We believe that our FY22 financial results are the result of strong execution by our teams, the strength of our portfolio, and our ability to win across each of the customer verticals and use cases where we compete, and that they continue to validate our long-term strategy to deliver results to our stockholders.
FY22 Executive Compensation at a Glance
The Committee recognized that the Company’s continued success despite the challenging and dynamic macro environment was due in large part to our leadership and employees. The intense competition for talent, particularly in the technology sector at the beginning of FY22 when compensation decisions were made as part of our regular annual compensation cycle, and the need to mitigate retention risk and attract talent, were significant factors in the Committee’s compensation decisions for FY22. The Committee particularly valued the leadership and management of our CEO through unique and rapidly evolving circumstances, and prioritized his retention as a stabilizing and galvanizing force to create stockholder value going forward. The Committee approved an executive compensation program designed to align incentives to reward performance and drive enterprise value creation for the Company and our stockholders.

 Executive Compensation

Pay for Performance Alignment
Company Performance
The Company’s FY22 financial performance was strong. Our total net revenue increased to $5.3 billion in FY22, a Company record high, and our revenue grew in all verticals, customer solutions, and geographies. Our total product backlog also increased to $2.0 billion as of December 31, 2022, a Company fiscal year-end record high.
We received the following third-party recognitions in FY22, among others:
•
Gartner recognized us as a Visionary in the 2022 Magic Quadrant™ SD-WAN category and a Leader in the 2022 Magic Quadrant™ for Indoor Location Services, Global.

•
We were named a Gartner Magic Quadrant™ Leader for Enterprise Wired and Wireless LAN Infrastructure in 2022, for the third year in a row, and were positioned, for the second year straight, furthest in “Completeness of Vision,” which evaluates vendors on their ability to convincingly articulate current and future market strategy, innovation and product strategy, and highest for “Ability to Execute,” which evaluates vendors on their product/service, market responsiveness, and customer experience.

•
Juniper Mist was recognized as a Customers’ Choice for Enterprise Wired and Wireless LAN Infrastructure in the 2022 Gartner® Peer Insights™ Voice of the Customer report from May 2022.

•
Great Place to Work® and Fortune named us one of the 2022 Best Workplaces in Technology™.

•
We were recognized by Great Place to Work® as one of the 2022 Best Workplaces for Parents™.

•
We were named one of LinkedIn’s Top 50 Best Workplaces to Grow Your Career in the U.S. in 2022.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   47

In addition, in FY22, we took a number of strategic actions to drive our long-term business objectives:
•
In the first quarter, we launched Juniper Secure Edge, enabling customers to provide their workforce with fast, reliable and secure access to the applications and resources they need anywhere they work. In FY22, we also announced the expansion of our SASE offering with the addition of Cloud Access Security Broker and advanced Data Loss Prevention capabilities to the Juniper Secure Edge solution.

•
We pledged to achieve carbon neutrality across our global operations by 2025 through focused efforts on two long-term sustainable solutions: leveraging energy efficiency measures and increasing our use of clean energy sources.

•
In April, we spun out our silicon photonics business and sold the majority of the equity interest in the new entity and retained a minority equity interest in the new entity.

•
In the second quarter, we launched our first Affinity Groups, employee-led groups that emphasize the connection among employees from similar backgrounds and their allies, and which provide professional development, sense of belonging, and career connections.

•
In July, we launched our innovative Cloud Metro solution, the industry’s first AI- and cloud-delivered, automation- driven metro networking solution that delivers power efficiency, dramatic total cost to own reduction and industry-leading performance.

•
In August, we announced new Network as a Service (NaaS) enhancements to our AIOps platform that further facilitate the deployment and management of wired, wireless and secure SD-WAN network services via Juniper MSP and reseller partners.

•
In September, we launched Apstra Freeform as an expansion to our multivendor data center automation and assurance platform, which enables our enterprise, service provider, and cloud provider customers to manage and automate their data center operations regardless of topology and protocols used.

•
In November, we announced a collaboration with Rakuten Symphony where Juniper RAN Intelligent Controller (RIC) will be embedded as the exclusive RIC in Rakuten Symworld™ marketplace. Juniper’s open and interoperable RIC platform brings new levels of service agility, automation, and operational efficiency to mobile networks by enabling a strong ecosystem of applications on top of the platform.

•
We continued our significant strategic investment in our go-to-market organization to capitalize on our product differentiation, particularly in the enterprise vertical.

Stockholder Returns
We maintained our historical practice of paying quarterly cash dividends and making share repurchases. We returned $570 million to stockholders in FY22, consisting of:
•
$300 million in share repurchases, and

•
$270 million in cash dividends.

We have returned $1.9 billion of capital to stockholders via share repurchases and cash dividends since FY20.
Our stock price also performed strongly in FY22. The performance graph below shows the cumulative total stockholder return over a three-year period assuming the investment of $100 on December 31, 2019 in each of our common stock and the Standard & Poor’s 500 Stock Index (“S&P 500”). Total stockholder return assumes reinvestment of all dividends.

 Executive Compensation

Stock Performance Graph
$175
$165
$155
$145
$135
$125
$115
$105
$95
$85
$75
$154.61
$152.33
$142.13
$124.72
$118.39
$94.66
12/31/2020
12/31/2021
12/31/2022
Juniper
S&P 500

Performance-Based Compensation Summary
We believe that the compensation received by our NEOs for FY22 reflects our performance and accomplishments this past year as well as the rigor of our performance goals. The following table presents a summary of the performance based portions of the FY22 executive compensation program and results.
Component	Type	Performance Metric/Goal(1)	Achievement (as a percentage of target)	Funding/Banking
FY22 Executive Annual Incentive Plan (“FY22 AIP”)	Financial	28% based on FY22 corporate revenue	94.5%	93.7%
		28% based on FY22 Non-GAAP EPS(2)	64.4%
		14% based on Software & Related Services Revenue	150.5%
	Strategic	10% Win with Experience-First Solutions	170.0%	126.0%
		10% Transform the Customer Experience	128.0%
		10% Empower our Experience-First Workforce	80.0%
Each of FY22, FY21 and FY20 Performance- Based RSUs Grants	Financial	28% based on FY22 corporate revenue	94.5%	93.7%
		28% based on FY22 Non-GAAP EPS(2)	64.4%
		14% based on Software & Related Services Revenue	150.5%
	Stock	30% rTSR Performance	159.0%	159.0%
FY22 CEO Options	Stock	Value of award depends on stock price	n/a	n/a

(1)
Please see discussion in this “Compensation Discussion and Analysis” section of this proxy statement below for more detail regarding how these metrics are calculated.

(2)
The components of non-GAAP EPS, along with a reconciliation to EPS, for FY22 is provided in our press release furnished with the SEC on January 31, 2023, which reports our preliminary FY22 financial results.

Say-on-Pay and Stockholder Engagement
The Committee considers the outcome of the annual “Say-on-Pay” advisory vote, among other factors, when making decisions regarding the Company’s executive compensation program. At our 2022 annual meeting of stockholders, 89% of the votes cast (excluding abstentions) on the fiscal year 2021 Say-on-Pay advisory vote approved the compensation of our NEOs. As described in the “Stockholder Engagement” section of this proxy statement, in 2022, we proactively sought meetings with stockholders who in the aggregate hold over 72% of our shares outstanding, and met with stockholders who in the aggregate hold approximately 17% of our shares outstanding, to discuss matters that are top of mind for our

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   49

stockholders, including executive compensation, equity usage, and human capital management. Based on our stockholders’ support of the Committee’s approach to executive compensation as indicated by the results of the “Say-on-Pay” advisory vote, the feedback received from stockholders and stockholder advisors and the advice from the Committee’s independent compensation consultant, significant changes to the design of the Company’s executive compensation and equity programs were not made for FY22.
Our Compensation Philosophy
The Committee has established guiding principles with respect to our executive compensation program, as detailed below. The Committee believes that these guiding principles drive desirable behaviors, accountability, and alignment with stockholder interests.
Principle	Strategy
Enhance Accountability	Link significant portion of executive compensation to a clear set of business objectives
Manage to Balanced Results
Compensation strategy that drives balanced results between the following:
•  Short- and long-term objectives
•  Individual and team performance
•  Financial and non-financial objectives
•  Customer satisfaction and growth

Reward High Performance	Upside potential for superior performance with downside risk for under performance
Attract & Retain Talent	Market-competitive programs with flexibility to be aggressive for critical talent retention and acquisition
Align with Stockholder Interests	Programs that are transparent, easily understood and aligned with long-term stockholder interests
Encourage Health and Financial Well-Being	Market-competitive benefit programs that encourage wellness and financial savings
Executive Compensation Program Continues to Reflect Best Governance Practices
The Committee takes seriously its duty to maintain a comprehensive governance framework that is aligned with market leading practice and standards. Therefore, the Committee has adopted a strong corporate governance framework for executive compensation that includes the components described below.
What We Do
Pay-for-Performance	A significant percentage of target direct compensation is performance-based and aligned with the Company’s financial performance and shareholder return.
Stockholder Engagement	We conduct an annual “Say-on-Pay” advisory vote and seek compensation feedback through stockholder engagement.
Stock Ownership Guidelines	We have robust stock ownership and retention guidelines for our directors and NEOs.
“Claw-back” Policy	Our executive officers are required, in certain instances, to repay overpayments of incentive compensation awards.
“Double-trigger” Acceleration	We only provide for “double-trigger” change in control payments and benefits for our executive officers.
Capped Severance	We do not provide for any potential severance cash payments that exceed 3x our executive officers’ base salary and target bonus.
Capped Payouts in AIP and PSAs	We set maximum payouts in our Executive Annual Incentive Plan and Performance Share Awards.
Independent Committee	The Committee is made up solely of independent directors.
Independent Consultant	The Committee retains an independent compensation consultant, Compensia.
Annual Review	The Committee reviews an annual executive compensation assessment prepared by Compensia.
Risk Avoidance	The Committee reviews an annual executive compensation program risk assessment conducted by Compensia.

 Executive Compensation

What We Don’t Do
No Repricing	We do not permit the repricing or repurchasing of stock options or stock appreciation rights without stockholder approval.
No Below Fair Market Value Exercise Prices	We do not grant stock options or stock appreciation rights with an exercise price below fair market value.
No “Golden Parachutes”	Our change in control agreements do not provide excise tax gross-up following a change in control.
No Hedging, Pledging or Short-Sales	We do not permit hedging, pledging or short-sales of our stock by employees.
No “Evergreen” Employment Agreements
All employment of executive officers is “at will” and we do not enter into employment agreements containing multi-year guarantees for salary increases, non-performance-based bonuses, or equity compensation.

No Unvested Dividends	We do not permit the payment of dividends or dividend equivalents on unvested equity awards.
No Excessive Perks	We do not provide excessive perquisites.
No “Single-Trigger” Acceleration	We do not provide “single-trigger” change-in-control benefits.
No Excessive Severance	We do not provide excessive severance payments
No Executive Pension Plans or SERPs	We do not provide executive pension plans or supplemental executive retirement plans (SERPs).
Appropriate Pay Mix
Our NEOs’ pay mix emphasizes pay-for-performance, so a large portion of our NEOs’ target direct compensation is “at-risk,” including performance-based compensation. In fiscal 2022, performance-based compensation in our CEO’s annual target compensation package included an annual cash bonus incentive, a stock option grant, and performance-based equity. As shown in the following charts, 93% of our CEO’s annual target direct compensation was at-risk and/or performance-based, and 85% of the average annual target total direct compensation of our other NEOs who served for all of FY22 (namely, Messrs. Miller, Leelanivas, and Mobassaly) was at-risk and/or performance based.
FY22 Target Pay Mix(1): CEO and Other NEOs Who Served the Full Year*
*
Percentages may not add to 100% due to rounding.

(1)
Reflects (i) salary disclosed in the “Summary Compensation Table”, (ii) the target opportunity for non-equity incentive plan awards disclosed in the “Grants of Plan-Based Awards For FY22” table, and (iii) the grant date fair value of all options and stock awards as disclosed in the “Grants of Plan-Based Awards For FY22” table.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   51

CEO Compensation
Consistent with the Committee’s “pay-for-performance” philosophy, the majority of our CEO’s target pay is at-risk and/or performance based. The below chart illustrates the value of target pay granted to the CEO in fiscal years 2020 to 2022 compared to both his realizable pay and realized pay.
FY20-22 Target vs. Realizable and Realized Pay
“Target Pay” reflects (i) the sum of the following components reported in our “Summary Compensation Table” for the applicable year: Salary, Options, Stock Awards, and All Other Compensation, and (ii) the target opportunity reflected in our “Grants of Plan-Based Awards” table for the applicable year with respect to Non-Equity Incentive Plan Awards.
“Realizable Pay” is calculated in the same manner as “Target Pay,” except (i) the amounts shown in the Bonus column in our “Summary Compensation Table” for the applicable year are included, (ii) the Non-Equity Incentive Plan Compensation reflects the actual value disclosed for the applicable year in our “Summary Compensation Table,” and (iii) equity incentive vehicles are valued based on the closing price per share of our common stock at each fiscal year end, and further adjusted as follows:
•
PSA awards include only the actual number of  “banked” shares associated with the relevant fiscal year’s performance goal to reflect the achievement of annual performance targets established for the applicable year,

•
PSA awards granted in the applicable year that vest based upon achievement of Juniper’s total shareholder return relative to the S&P 500 Index reflect the target number of shares issuable for such awards, and

•
Bonus Shares (as defined below) for the applicable year are included only if the performance conditions were achieved.

“Realized Pay” reflects (i) Salary, Bonus, Options, Non-Equity Incentive Plan Compensation and All Other Compensation as reported in our “Summary Compensation Table” for the applicable year (ii) the Value Realized on Vesting as reported in our “Option Exercises and Stock Vested” table for the applicable year, and the (iii) Value Realized on Exercise of Options as reported on our “Option Exercises and Stock Vested” table for the applicable year.

 Executive Compensation

Compensation Components
Our FY22 compensation philosophy is reflected in the following components of executive compensation: (i) base salary, (ii) short-term at-risk incentive awards, (iii) long-term at-risk equity incentive awards, and (iv) benefits.
Type	Component	Form of Compensation	Performance Period	Metrics and Performance Criteria	Details
Fixed	Base Salary	Cash	1-year	Reviewed annually	Page 52
At-Risk Short-Term	Executive Annual Incentive Plan (“AIP”) Cash / Vested Equity	50% Cash 50% Vested Equity	1-year	28% Corporate Revenue 28% Non-GAAP EPS 14% Software Revenue 30% Strategic Metrics	Page 52
At-Risk Long-Term	Annual Equity Incentive Awards	Financial Performance Share Awards (“Financial PSAs”)	1-year performance in each of 3 years 3-year vest (cliff)	40% Corporate Revenue 40% Non-GAAP EPS 20% Software Revenue	Page 59
		Restricted Stock Units (“Service-Vested RSUs”)	3-year performance and vest (ratable)	Service- and time-based vesting	Page 65
	Stock Price Performance Awards	Relative Total Shareholder Return Performance Share Awards (“RTSR PSAs”)	3-year (cliff)	Shareholder return relative to the S&P 500 over a sustained duration	Page 60
		Stock Options (CEO only)	3-year (ratable)	Stock price over a sustained duration	Page 61
Other	Benefits	N/A	Ongoing	Service	Page 65
Base Salary
Philosophy	Provide fixed compensation to attract and retain key executives.
Considerations
Salary of CEO reviewed and set annually by the Committee.
Salary of NEOs other than the CEO reviewed and set annually by the Committee, with input from the CEO.
Skill set, experience performance contribution levels, role, positioning relative to peer group and market and our overall salary budget.

The following table presents each NEO’s annual base salary for FY22.
Executive	2021 Base Salary	2022 Base Salary	% Salary Increase
Rami Rahim	$1,000,000	$1,000,000	—%
Kenneth Miller	$625,000	$650,000	4.0%
Manoj Leelanivas	$600,000	$650,000	8.3%
Christopher Kaddaras*	n/a	$635,000	n/a
Robert Mobassaly	$450,000	$480,000	6.7%
Marcus Jewell**	$600,000	n/a	n/a

*
Mr. Kaddaras joined the Company in October 2022.

**
Mr. Jewell resigned from the Company effective June 1, 2022.

As presented in the table above, Messrs. Miller, Leelanivas, and Mobassaly each received an increase in annual base salary, effective July 1, 2022. In February 2022, the Committee determined that such increases were appropriate after (i) considering Mr. Rahim’s recommendations, which were based upon analysis and guidance from the independent compensation consultant, including competitive data from our Peer Group (as defined below) and the CEO’s assessment of individual-specific factors and (ii) determining that the increases in base salaries were commensurate with the NEOs’ individual specific performance and responsibilities and the competitive data from our Peer Group. In February 2022, the Committee determined not to increase Mr. Rahim’s base salary, which has remained unchanged since he assumed the role of CEO in 2015. The Committee believes that leaving Mr. Rahim’s base salary unchanged is a clear demonstration of the Committee’s commitment to the guiding principles for our executive compensation program, as described above.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   53

Executive Annual Incentive Plan
Philosophy
Establish appropriate, market competitive, short-term performance, and strategic measures to help drive future growth and profitability.
Reward achievement of short-term performance measures consistent with financial plan.
Align with stockholder interests by awarding 50% of each NEO’s actual payout under the FY22 Annual Incentive Plan in fully vested performance shares (“Bonus Shares”) in March 2023 and the remaining 50% in cash, and establishing a conversion price for the Bonus Shares based on the average price of the Company’s stock for the final 30 trading days in 2021.

Target Amount Considerations	Relevant market and peer data, in conjunction with compensation consultant. Internal pay equity. Desired market position for each NEO.
Financial Metrics Used (70%)	28% Corporate Revenue 28% Non-GAAP EPS* 14% Software Revenue
Strategic Metrics Used (30%)	10% Win with Experience First Solutions 10% Transform the Customer Experience 10% Empower our Experience-First Workforce
Award Design Considerations
We believe these program metrics strongly correlate with stockholder value creation.
The financial metrics are calculated on the same basis as described in our quarterly earnings releases and supplemental materials, and emphasize growth and profitability.
Direct impact on these metrics through skillful management and oversight.
Financial and strategic metrics established at the same time based on a range of inputs, including growth objectives for our products, external market economic conditions, the competitive environment, our internal budgets, and market expectations.
Align compensation with stockholder interests by awarding 50% of the actual payout in Bonus Shares and establishing a conversion price for the Bonus Shares based on the average price of the Company’s stock for the final 30 trading days in 2021.
The Committee has discretion to reduce (but not increase) each NEO’s payout.

Performance Conditions	Threshold goals for each financial metric

*
The components of non-GAAP EPS, along with a reconciliation to EPS, for FY22 are provided in our press release furnished with the SEC on January 31, 2023, which reports our preliminary FY22 financial results.

The following table presents each NEO’s target incentive opportunity for FY22 under the FY22 Executive Annual Incentive Plan (the “FY22 AIP”) expressed as a percentage of actual base salary. There was no increase in the target incentive opportunities of our NEOs for FY22 from FY21. Under the AIP, 50% of each NEO’s actual achievement level under the Executive AIP was awarded in Bonus Shares in March 2023, following the certification of achievement of the applicable performance goals at the end of the FY22 AIP performance period.
Executive	2022 Actual Salary(1)	FY22 Target as % of Salary(2)	FY22 Target ($)(3)	Potential Payout Range (of Target)
Rami Rahim	$1,000,000	175%	$1,750,000	0% – 200%
Kenneth Miller	$637,500	100%	$637,500	0% – 200%
Manoj Leelanivas	$625,000	100%	$625,000	0% – 200%
Christopher Kaddaras*	$132,292	100%	$132,292	0% – 200%
Robert Mobassaly	$465,000	100%	$465,000	0% – 200%
Marcus Jewell**	$250,000	100%	n/a	n/a

*
Mr. Kaddaras joined the Company in October 2022.

**
Mr. Jewell resigned from the Company effective June 1, 2022, and was not eligible to receive an FY22 AIP award.

(1)
Reflects actual salaries earned in 2022. Increases to salaries were effective as of July 1, 2022.

(2)
50% of the incentive opportunity value was awarded in Bonus Shares. The number of Bonus Shares awarded is calculated based on the average price of the Company’s stock for the final 30 trading days in 2021. The percentages disclosed in this column reflect the target incentive opportunity value as a percentage of base salary prior to adjusting for Bonus Shares.

(3)
50% of the incentive opportunity value was awarded in Bonus Shares. The number of Bonus Shares awarded is calculated based on the average price of the Company’s stock for the final 30 trading days in 2021. The dollar amounts disclosed in this column reflect the total target incentive opportunity dollar value prior to adjusting for Bonus Shares.

 Executive Compensation

The amount of each NEO’s actual payout under the FY22 AIP was based on the following formula. The Committee had discretion to reduce each NEO’s payout based on individual performance.
Executive Annual Incentive Plan — Company Performance Metrics
The Committee selected company performance metrics under the FY22 AIP to create strong alignment between company performance and NEO annual incentive payouts.
Measure	Type	Definition	Driver of Stockholder Value Creation
Corporate Revenue	Financial	Aggregate net revenue for the entire Company, calculated in accordance with GAAP.	Revenue growth.
Non-GAAP EPS*	Financial	Non-GAAP net income per share, on a fully diluted basis.	Revenue growth and prudent management of the Company’s operating expenses.
Software Revenue	Financial	Percentage of the Company’s aggregate net revenue attributable solely to the software and related services vertical, as disclosed in our financial statements.	Favorable revenue mix.
Win with Experience-First Solutions	Strategic	Deliver against our multi-year business strategy to take share in the market by delivering differentiated customer solutions that simplify the networking experience.	Deliver superior products and services to our customers.
Transform the Customer Experience	Strategic	Simplify and improve the process of buying and selling Juniper products.	Provide our customers and our sales teams with the experience and tools they need to more seamlessly harness and deliver our differentiated solutions.
Empower our Experience-First Workforce	Strategic	Hire and retain the right talent to improve business outcomes, including creating a more diverse, inclusive, and engaged workforce.	Enable our most important resource: our people.

*
The components of non-GAAP EPS, along with a reconciliation to EPS, for FY22 are provided in our press release furnished with the SEC on January 31, 2023, which reports our preliminary FY22 financial results.

The actual amounts payable to individual NEOs under the FY22 AIP depended on the actual level of achievement measured against the pre-established objectives for the financial and strategic components. Our NEOs can earn between 0% and 200% of their respective target AIP opportunities based on the Company’s actual performance, less the portion of the FY22 AIP used to calculate Bonus Shares. The Committee established threshold, target, and maximum performance goals for each of the three financial metrics, based primarily on the Company’s financial plan for FY22. Both the threshold and target goals for the corporate revenue metric and the non-GAAP EPS metric were set above prior year results. The target software revenue goal was also set above prior year results.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   55

*
No payout for each financial component if achievement is less than the threshold amount. The actual payout percentage scales linearly between threshold and target and between target and maximum.

**
The components of non-GAAP EPS, along with a reconciliation to EPS, for FY22 are provided in our press release furnished with the SEC on January 31, 2023, which reports our preliminary FY22 financial results.

The following graph shows the threshold, target and maximum payouts for the financial metrics under the FY22 AIP:

PAYOUT (%)
200%
100%
50%
CORP. REVENUE $6,164
NON-GAAP EPS $2.52
SOFTWARE REVENUE 20.5%
TARGET
CORP. REVENUE: $5,360
SOFTWARE REVENUE: 16.9%
NON-GAAP EPS: $2.10
SOFTWARE REVENUE 13.9%
NON-GAAP EPS $1.89
CORP. REVENUE $4,824
75
85
95
105
115
125
% OF TARGET

With respect to the payout associated with the strategic performance goals, the Committee took into consideration, among other things, the Company’s performance with respect to the following goals for FY22:

 Executive Compensation

Executive Annual Incentive Plan — Company Results
Following completion of the FY22 performance period, the Committee confirmed achievement of the financial and strategic goals as shown in the following:
*
No payout for each financial component if achievement is less than the threshold amount. The actual payout percentage scales linearly between threshold and target and between target and maximum.

**
The components of non-GAAP EPS, along with a reconciliation to EPS, for fiscal year 2022 are provided in our press release furnished with the SEC on January 31, 2023, which reports our preliminary fiscal year 2022 financial results.

The Committee reviewed the Company’s strategic accomplishments in FY22, including those that are set forth in greater detail in the “Pay for Performance Alignment” section of this “Compensation Discussion and Analysis,” as compared to the strategic goals set forth for FY22. Based on the Company’s progress against each of our strategic goals, the Committee determined the payout amounts appropriate for the Company's performance in FY22.
Executive Annual Incentive Plan — FY22 Payout Results
For FY22, 50% of each NEO’s actual payout under the FY22 AIP was awarded in fully vested Bonus Shares in March 2023, and the remaining 50% was awarded in cash.
Our NEOs received the following cash payouts with respect to the FY22 performance period:
Executive(1)	Target 2022 AIP Value	2022 AIP Funding	AIP Allocated to Bonus Shares	Target AIP Cash Payout(2)
Rami Rahim	$1,750,000	$1,802,500	$901,250	$901,250
Kenneth Miller	$637,500	$656,625	$328,313	$328,313
Manoj Leelanivas	$625,000	$643,750	$321,875	$321,875
Christopher Kaddaras*	$132,292	$136,261	$68,130	$68,130
Robert Mobassaly	$465,000	$478,950	$239,475	$239,475

*
Mr. Kaddaras joined the Company in October 2022.

(1)
Mr. Jewell resigned from the Company effective June 1, 2022 and was not eligible for cash payouts with respect to the FY22 performance period.

(2)
The amounts reflected in the “Target AIP Cash Payout” column are reflected under the “Bonus” and “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table”.

Our NEOs received the following Bonus Shares with respect to the FY22 performance period:
Executive(1)	FY22 AIP Used to Calculate Bonus Shares(2)	FY22 Conversion Price(3)	Bonus Shares Granted and Earned(4)
Rami Rahim	$901,250	$33.12	27,211
Kenneth Miller	$328,313	$33.12	9,912
Manoj Leelanivas	$321,875	$33.12	9,718
Christopher Kaddaras*	$68,130	$33.12	2,057
Robert Mobassaly	$239,475	$33.12	7,230

*
Mr. Kaddaras joined the Company in October 2022.

(1)
Mr. Jewell resigned from the Company effective June 1, 2022 and was not eligible for Bonus Shares with respect to the FY22 performance period.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   57

(2)
Reflects 50% of the total amount earned under the FY22 AIP.

(3)
Reflects the average price of the Company’s stock for the final 30 trading days in 2021.

(4)
The Bonus Shares were granted fully vested in March 2023.

FY22 Long-Term Equity Incentive Program
In FY22, performance-based annual equity awards account for 50% of the equity awards received by our NEOs (not accounting for any Bonus Shares or, for our CEO, the FY22 Option Grant) while the remaining 50% of the annual equity awards are service-vested as described in the “Service Vested RSUs” section of this “Compensation Discussion and Analysis” section, below. The primary purpose of our performance-based annual equity incentive award program is to align the interests of our NEOs with those of our stockholders by rewarding the NEOs for creating stockholder value over the long term. By compensating our NEOs with annual equity incentive awards, our executives have an opportunity to realize a stake in Juniper’s financial future. The gains realized in the long term depend on our NEO’s ability to drive the Company’s financial performance as reflected in both financial metrics as well as our stock price.
We seek to provide annual equity incentive awards that are competitive with companies in our peer group and the market generally. When making annual equity incentive awards to NEOs, we consider:
•
Juniper’s performance during the past year;

•
The role, responsibility, and performance of the individual NEO;

•
The competitive market assessment described below; and

•
Prior equity awards and the retentive power of unvested equity awards then held by each NEO.

The Committee believed that for the FY22 performance based annual equity incentive award program, a mix of PSAs with financial performance goals (“Financial PSAs”) and PSAs with relative total shareholder return goals (“RTSR PSAs”), was the appropriate annual long-term equity incentive for NEOs, with approximately 60% of the face value of their target annual equity incentive award in the form of Financial PSAs and approximately 40% of the face value of their target annual equity incentive award in the form of RTSR PSAs. Our ability to successfully offer our products and services in a rapidly evolving market requires us to effectively scale and adjust our business to fluctuating market opportunities and conditions on an annual basis, while also remaining focused on long-term success and retention.
In this regard, the Committee believes that, by using three concurrent one-year tranches that cliff-vest over a three-year period with our Financial PSAs, the Committee can best align the financial objectives for our NEOs with accountability for both long-term stockholder value creation and the business plans and goals approved by our Board. In addition, the Committee determined in FY22 to increase the relative share of our CEO’s annual equity incentive awards as a percentage of his total compensation, by granting him a stock option to further tie his competitive equity incentives to the creation of additional value for our stockholders over the long term. We believe such a mix optimizes the motivation of our NEOs, including our CEO, to contribute to our long-term success and stock price appreciation while also encouraging long-term retention.

 Executive Compensation

FY22 Long-Term Equity Incentive Program — FY22 Performance-Based RSUs
FY22 Long-Term Equity Incentive Program — FY22 Performance-Based RSUs — Financial PSAs
Philosophy
Establish appropriate, market competitive, performance measures to enable flexibility and help drive future growth and profitability.
Reward achievement of performance measures consistent with long term financial plan.
Retention of NEOs.
Align financial objectives of our NEOs with accountability for both long-term stockholder value creation and the business plan.

Target Amount Considerations
Factors used to determine target award amounts included: (i) relevant market and peer data; (ii) internal pay equity; and (iii) desired market position for each NEO.
Financial PSAs comprised 60% of the FY22 Performance-Based RSU opportunity, or 30% of our NEOs’ total long-term incentive opportunity, excluding, for the CEO, the impact of the FY22 Option Grant.

Financial Metrics Used	40% Corporate Revenue 40% Non-GAAP EPS 20% Software Revenue
Award Design Considerations
We believe these program metrics strongly correlate with stockholder value creation, are transparent to investors and are calculated on the same basis as described in our quarterly earnings releases and supplemental materials, and balance growth and profitability.
Direct impact on these metrics through skillful management and oversight.
Metrics established based on a range of inputs, including short-term growth objectives, external market economic conditions, the competitive environment, our internal budgets, and market expectations.
Enable flexibility to respond rapidly to changing conditions and capitalize on opportunities.
Three year cliff vesting, keeping NEOs accountable for longer term stock price performance and awards serve longer term retention objectives.

Performance Conditions	Threshold goals for each financial metric
In February 2022, each of our NEOs, other than Mr. Kaddaras, received a grant of Financial PSAs, which have the same performance metric structure as the FY21 and FY20 Financial PSAs. With respect to each year’s performance, participants can “bank” between 0% and 200% of the target number of Financial PSAs for that year (i.e., one-third of the total Financial PSAs awarded to a participant) based on the level of achievement against the performance targets for that year. Vesting for the “banked” shares under Financial PSAs occurs only after the Committee certifies the level of achievement for the third tranche, and any “banked” but unvested shares under Financial PSAs are forfeited if the participant leaves the Company before the vest date.
(1)
Achievement under the FY22 Financial PSAs for FY23 and FY24 will not be certified by the Committee until after the end of FY23 and FY24, respectively.

(2)
Financial performance metrics and targets for FY23 and FY24 were or will be determined by the Committee in FY23 and FY24, respectively.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   59

For FY22, following completion of the performance period, the Committee confirmed achievement of the financial goals as shown in the following table.
*
No payout for each financial component if achievement is less than the threshold amount. The actual payout percentage scales linearly between threshold and target and between target and maximum.

**
The components of non-GAAP EPS, along with a reconciliation to EPS, for fiscal year 2022 is provided in our press release furnished with the SEC on January 31, 2023, which reports our preliminary fiscal year 2022 financial results.

The following table summarizes the Financial PSA awards granted to our NEOs in FY22.
Executive(1)	Award Year	FY22 Financial PSA Target(2)	FY22 Performance Achievement (% of Target)	FY22 Total Financial PSAs Banked	Financial PSAs to Vest in 2025(3)
Rami Rahim	2022	32,268	93.7%	30,235	30,235
Kenneth Miller	2022	9,680	93.7%	9,070	9,070
Manoj Leelanivas	2022	11,740	93.7%	11,000	11,000
Robert Mobassaly	2022	6,740	93.7%	6,315	6,315

(1)
Mr. Jewell’s PSAs were cancelled in connection with his resignation from the Company effective June 1, 2022. Additionally, Mr. Kaddaras joined the Company in October 2022 and did not receive any Financial PSA awards in FY22 .

(2)
The number of shares that can be earned based on achievement of the Company’s financial goals range from 0% to 200% of target.

(3)
PSAs vested only includes shares “banked” for 2022 as achievement under the FY22 Financial PSAs for FY23 and FY24 will not be certified by the Committee until after the end of FY23 and FY24, respectively. Shares will vest only to the extent the recipient of the PSA remains employed with the Company through the applicable vesting date in the first quarter of 2025.

FY22 Long-Term Equity Incentive Program — FY22 Performance-Based RSUs — RTSR PSAs
Philosophy
Retain our NEOs and drive business performance related to the highly competitive talent market in which we operate.
Multi-year vesting to align our NEOs’ pay with the creation of long-term shareholder return.
Promotes stockholder alignment and creates an unambiguous link between compensation of our NEOs and long-term value creation since the payout of the RTSR PSAs is directly linked to the Company’s long-term total shareholder appreciation relative to the S&P 500 Index over a three-year period.
Apply aggressive share price appreciation hurdles that increase enterprise value and create significant return for shareholders.

Target Amount Considerations
Factors used to determine target award amounts included: (i) relevant market and peer data; (ii) internal pay equity; and (iii) desired market position for each NEO.
RTSR PSAs comprised 40% of our NEO’s FY22 Performance-Based RSU opportunity, or 20% of our NEOs’ total long-term incentive opportunity, excluding, for our CEO, the impact of the FY22 Option Grant.

Performance Metrics	Company stock performance relative to the S&P 500 Index
Vesting Conditions	Three-year cliff-vesting
In February 2022, each of our NEOs, other than Mr. Kaddaras, received a grant of FY22 RTSR PSAs. The Committee believes that the RTSR PSAs promote stockholder alignment and link compensation of our NEOs to long-term value creation since the payout of the RTSR PSAs is directly linked to the Company’s long-term total shareholder return relative to the S&P 500 Index over a three-year period. The RTSR PSAs cliff-vest upon the conclusion of a three-year performance period. The Committee, based on input from its compensation consultant, concluded that use of the S&P 500 Index was an appropriate benchmark because the S&P 500 Index represents a robust, broad representation of the potential opportunity cost of investing in the Company from an investor’s perspective.

 Executive Compensation

The following chart presents the threshold, target, and maximum payout for the FY22 RTSR PSAs. Participants can earn between 0% and 200% of the target number of RTSR PSAs. In the event that the Company’s relative TSR over the three-year performance period is less than the 25th percentile of the S&P 500 Index, no FY22 RTSR PSAs will be earned or vest.

PAYOUT (%)
200%
150%
100%
50%
0%
Maximum
75th Percentile
200%
Target
50th Percentile
100%
Threshold
25th Percentile
50%
0
25th
50th
75th
100th
RELATIVE TSR PERCENTILE

The following table summarizes the FY22 RTSR PSA awards granted to our NEOs in FY22.
Executive(1)	FY22 RTSR PSA Award Amount (#)	FY22 RTSR PSA Grant Date Fair Value ($)
Rami Rahim	64,535	$3,095,108
Kenneth Miller	19,360	$928,506
Manoj Leelanivas	20,520	$1,126,101
Robert Mobassaly	13,480	$646,501

(1)
Mr. Jewell’s PSAs were cancelled in connection with his resignation from the Company effective June 1, 2022. Additionally, Mr. Kaddaras joined the Company in October 2022 and did not receive any Financial PSA awards in FY22 .

FY22 Long-Term Equity Incentive Program — FY22 Performance-Based RSUs — FY22 CEO Option Grant
Philosophy
In a competitive market, grant our CEO additional compensation within the range of our Peer Group to reflect Company performance in a turbulent environment and increase retention.
Value of award depends on our stock price and multi-year vesting to align our CEOs’ pay with the creation of long-term shareholder return.
Maximize future compensation flexibility by providing a nonrecurring stock option grant and avoiding increases to recurring forms of compensation.

Amount Considerations	Factors used to determine the award amount included: (i) relevant market and peer data; (ii) internal pay equity; (iii) desired market position for our CEO and (iv) retentive impact.
Vesting Conditions	Three-year ratable vesting Seven-year term

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   61

The Committee continues to evaluate our executive compensation program and policies to determine the most appropriate ways of effecting our executive compensation philosophy and objectives. After considering the competitive market analysis and input from Compensia in connection with its annual review of the compensation of our CEO and the desire to provide additional incentives in FY22 to drive long-term increases in our stock price and to further align the interests of our CEO with our stockholders, the Committee determined to include in FY22 a grant of stock options to purchase shares of the Company’s common stock (the “FY22 Option Grant”) as part of the annual long-term incentive compensation opportunity for our CEO for FY22. The FY22 Option Grant was granted at an exercise price of $34.32 per share, which was the closing price of our stock on the grant date, a seven-year term, and vests in three annual installments from the grant date, subject to our CEO’s continued service through each vesting date.
Executive	Grant Date	Number of Securities Underlying Unexercised Options (#)	Grant Date Fair Value ($)	Option Exercise Price ($)
Rami Rahim	2/18/22	275,219	$2,033,868	$34.32
We believe equity incentives in the form of stock options provides an opportunity for us to reward our CEO solely to the extent that our stock price increases from the stock price on the grant date following the date of vesting, further strengthening the long-term alignment of our CEO’s incentives with those of our stockholders and fulfilling the Committee’s “pay for performance” philosophy. Also, unlike RSUs, stock options continue to remain at risk after they vest and provide an incentive to drive performance until they are exercised or expire. The Committee also considered the fact that Mr. Rahim’s base salary and target bonus have remained unchanged since he assumed the role of CEO in 2015, and including the value of the FY22 Option Grant, his total compensation for FY22 remains within the market range for CEOs of companies in our Peer Group. In addition, given Mr. Rahim’s leadership and management of the Company through challenging macroeconomic times, his expertise and experience with the Company and in our industry, and the intense and increasingly competitive market for executive talent in the technology industry in FY22, the Committee determined that further incentivizing Mr. Rahim to continue to execute on his vision and strategy for the Company was in the best interest of the Company and its stockholders. The Committee will continue to consider the results of the annual advisory vote on executive compensation and stockholder feedback as important data points in making executive compensation decisions.
FY22 Long-Term Equity Incentive Program — Previously Granted FY21 Performance-Based RSUs
In FY21, each of our NEOs, other than Mr. Kaddaras and Mr. Mobassaly, received a grant of FY21 Financial PSAs. Each NEO, other than Mr. Jewell, can “bank” between 0% and 200% of the target number of Financial PSAs for FY22 (i.e., one-third of the total Financial PSAs awarded to a participant) based on the level of achievement against the performance targets for FY22. Vesting for the “banked” shares under Financial PSAs occurs only after the Committee certifies the level of achievement for the third tranche, and any “banked” but unvested shares under Financial PSAs are forfeited if the participant leaves the Company before the vest. For a description of the FY22 performance metrics, see FY22 Long-Term Equity Incentive Program — FY22 Performance-Based Restricted Stock Units — Financial PSAs.
(1)
Achievement under the FY22 Financial PSAs for FY23 will not be certified by the Committee until after the end of FY23.

(2)
Financial performance metrics and targets for FY23 will be determined by the Committee in FY23.

 Executive Compensation

The following table summarizes the Financial PSA awards granted to our NEOs in FY21.
Executive(1)	Award Year	FY22 Financial PSA Target(2)	FY22 Performance Achievement (% of Target)	FY22 Total Financial PSAs Banked	Financial PSAs to Vest in 2024(3)
Rami Rahim	2021	37,740	93.7%	35,362	85,178
Kenneth Miller	2021	11,420	93.7%	10,700	25,774
Manoj Leelanivas	2021	12,240	93.7%	11,468	27,625
Christopher Kaddaras	2021	n/a	n/a	n/a	n/a
Robert Mobassaly	2021	n/a	n/a	n/a	n/a

(1)
Mr. Jewell’s PSAs were cancelled in connection with his resignation from the Company effective June 1, 2022.

(2)
The number of shares that can be earned based on achievement of the Company’s financial goals range from 0% to 200% of target.

(3)
PSAs vested only includes shares “banked” for 2021 and 2022, as achievement under the FY21 Financial PSAs for FY23 will not be certified by the Committee until after the end of FY23.. Shares will vest only to the extent the recipient of the PSA remains employed with the Company through the applicable vesting date in the first quarter of 2023.

In February 2021, each of our NEOs, other than Mr. Kaddaras and Mr. Mobassaly, also received a grant of FY21 RTSR PSAs, which cliff-vest upon the conclusion of a three-year performance period ending FY23, based on the same threshold, target, and maximum payouts as the FY22 RTSR PSAs.
FY22 Long-Term Equity Incentive Program — Previously Granted FY20 Performance-Based Restricted Stock Units
In FY20, each of our NEOs, other than Mr. Kaddaras, Mr. Mobassaly, and Mr. Jewell, received a grant of FY20 Financial PSAs. Each NEO could “bank” between 0% and 200% of the target number of Financial PSAs for FY22 (i.e., one-third of the total Financial PSAs awarded to a participant) based on the level of achievement against the performance targets for FY22. Vesting for the “banked” shares under Financial PSAs could occur only after the Committee certified the level of achievement for the third tranche, and any “banked” but unvested shares under Financial PSAs would be forfeited if the participant leaves the Company before the vest. For a description of the FY22 performance metrics, see FY22 Long-Term Equity Incentive Program — FY22 Performance-Based Restricted Stock Units — Financial PSAs.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   63

The following table summarizes the Financial PSA awards granted to our NEOs in FY20.
Executive	Award Year	FY22 Financial PSA Target(1)	FY22 Performance Achievement (% of Target)	FY22 Total Financial PSAs Banked	Financial PSAs to Vest in 2023(2)
Rami Rahim	2020	35,140	93.7%	32,926	110,585
Kenneth Miller	2020	11,300	93.7%	10,588	35,561
Manoj Leelanivas	2020	10,500	93.7%	9,838	33,042
Christopher Kaddaras	2020	n/a	n/a	n/a	n/a
Robert Mobassaly	2020	n/a	n/a	n/a	n/a
Marcus Jewell	2020	n/a	n/a	n/a	n/a

(1)
The number of shares that can be earned based on achievement of the Company’s financial goals range from 0% to 200% of target.

(2)
PSAs vested include shares “banked” for 2020, 2021 and 2022. Shares will vest only to the extent the recipient of the PSA remains employed with the Company through the applicable vesting date in the first quarter of 2023.

In February 2020, each of our NEOs, other than Mr. Kaddaras, Mr. Mobassaly and Mr. Jewell, received a grant of FY20 RTSR PSAs. The FY20 RTSR PSAs cliff-vested upon the conclusion of a three-year performance period.
The following chart presents the threshold, target, and maximum payout for the FY20 RTSR PSAs. Participants could earn between 0% and 200% of the target number of FY20 RTSR PSAs. In the event that the Company’s relative TSR over the three-year performance period was less than the 25th percentile of the S&P 500 Index, no FY20 RTSR PSAs will be earned or vest.

 Executive Compensation

The following table summarizes the RTSR awards granted to our NEOs in FY20 and their payouts.
Executive	FY20 RTSR PSA Award Amount (#)	RTSR Percentile	Payout	FY20 RTSR PSAs to Vest in 2023(2)
Rami Rahim	70,280	65th Percentile	159%	111,745
Kenneth Miller	35,934	65th Percentile	159%	57,135
Manoj Leelanivas	21,000	65th Percentile	159%	33,390
Christopher Kaddaras	n/a	n/a	n/a	n/a
Robert Mobassaly	n/a	n/a	n/a	n/a
Marcus Jewell	n/a	n/a	n/a	n/a
Service-Vested RSUs
Philosophy
Multi-year vesting to align our NEOs’ pay with the creation of long-term shareholder return.
Provide meaningful and appropriate incentives for our short- and long-term success to attract and retain talent in a highly competitive market where such incentives are ubiquitous and expected.

Target Amount Considerations
Factors used to determine target award amounts included: (i) relevant market and peer data; (ii) internal pay equity; and (iii) desired market position for each NEO.
Other than the CEO, Service-Vested RSUs comprised 50% of our NEOs’ long-term incentive opportunity granted in FY22 and the other 50% was composed of performance-based awards, discussed above in the Financial PSAs and RTSR PSAs sections of this “Compensation Discussion and Analysis” section.

Service-Vested RSUs represent the right to receive one share of Juniper common stock for each vested RSU upon the settlement date, subject to continued employment through each vesting date. The Committee grants Service-Vested RSU awards for long-term retention purposes as they provide a payout opportunity to the NEOs only if they remain employed through the applicable vesting dates, which extend over multiple years, and because the payout opportunity is directly linked with stockholder value and executive efforts over a multi-year time frame.
In FY22, Mr. Kaddaras received a one-time Service-Vested RSU grant as part of his hiring compensation. The amount and form of this hiring compensation was determined based on benchmarking of peer data and input on typical new hire grant value ranges for external hires by our independent compensation consultant and the particular competitive situation for Mr. Kaddaras.
The following table summarizes the Service-Vested RSU awards granted to our NEOs in FY22.
Executive	FY22 Service-Vested(1) RSU Award Amount (#)	Grant Date Fair Value ($)
Rami Rahim	$161,338	$5,269,299
Kenneth Miller	$48,400	$1,580,744
Manoj Leelanivas	$58,700	$1,917,142
Christopher Kaddaras*	$250,000	$7,492,500
Robert Mobassaly	$33,700	$1,100,642
Marcus Jewell**	$51,300	$1,675,458

*
Mr. Kaddaras joined the Company in October 2022 and received Service-Vested RSUs as a hiring bonus.

**
Mr. Jewell resigned from the Company effective June 1, 2022.

(1)
RSUs vest 34% on the one year anniversary of the grant date and 33% on each of the second and third anniversary of the grant date, subject in each case to continued employment by the Company.

Benefits and Perquisites
Because the Committee’s philosophy is to emphasize pay-for-performance, the Company provides only very limited benefits and perquisites to our NEOs. The NEOs are provided the same health and welfare benefits and on the same basis that are generally available to employees broadly. In addition, NEOs are eligible to participate in the Deferred Compensation Plan and Executive Wellness Program described below. The Committee believes that the benefits programs are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain talent. The value of these perquisites is included in the “All Other Compensation” column in the “Summary Compensation Table.”

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   65

Deferred Compensation Plan
The Company implements a deferred compensation plan for U.S. employees that is intended for use by senior management. All NEOs are eligible to participate in the deferred compensation plan. The Company implemented this plan in order to offer benefits that are competitive with companies with which we compete for talent. We believe that this is a standard benefit plan also offered by many companies within our Peer Group. This plan allows participants to elect to defer a certain amount of compensation and related taxation on such amounts into one or more investment choices.
Participants are not taxed on the compensation deferred into these investments until distribution of invested funds to the participant at a future date, which may be upon termination of employment with the Company or a designated “in-service” date elected by the participant. The deferred compensation plan is intended to comply with Section 409A of the Code. In 2022, no NEOs participated in this plan.
Executive Wellness Program
The Company implements an Executive Wellness Program pursuant to which eligible executives receive additional benefits focused on health care screening and wellness. The maximum value of this benefit is limited to $10,000 per year for each eligible executive.
The Committee believes that promoting the health and wellness of its executives may result in a number of benefits to the Company, including increased productivity, lower absentee rate, and increased organizational stability, among others.
Severance and Change of Control Benefits
The following table provides information regarding the material features of the severance arrangements that we have with our NEOs. Details of each individual NEO’s severance arrangements, including estimates of amounts payable in specified circumstances in effect as of the end of FY22, are disclosed in the “Executive Compensation Tables,” and “Potential Payments Upon Termination or Change of Control,” sections of this proxy statement, below.
Type	Material Features
Severance Agreements
•
At-will employment

•
Limited cash benefits and no equity acceleration benefits for involuntary termination or resignation for good reason

•
A departing executive officer must sign a release agreement acceptable to the Company as a condition to receiving post-employment compensation payments or benefits

•
Benefits and terms are comparable to those of our Peer Group

•
Expire in January 2024, and after a Compensation Committee review, we expect replacement agreements to be put in place

Change in Control Agreements
•
“Double Trigger” in order to maintain morale and productivity, encourage retention to maintain stability during a change of control and protect executives against job loss

•
A departing executive officer must sign a release agreement acceptable to the Company as a condition to receiving post-employment compensation payments or benefits

•
Benefits and terms are comparable to those of our Peer Group

•
Expire in January 2024, and after a Compensation Committee review, we expect replacement agreements to be put in place

Section 2 — Compensation Determination and Design
The Company’s executive compensation program is established and overseen by the Committee with support provided by its independent compensation consultant, Compensia, Inc. (“Compensia”), and management. Each of their roles is described below.
The Committee continued its practice of setting compensation on an individual basis aligned with our guiding principles for executive compensation. In determining compensation for our NEOs, the Committee considers a number of factors, including each executive’s:
•
individual performance;

•
tenure;

•
role, including complexity of responsibilities, scope, and perceived competitive opportunity in the external market;

•
pre-existing compensation arrangements, including equity retention hold;

 Executive Compensation

•
internal comparisons and peer market data; and

•
ability to impact business results.

The Committee believes this practice aligns executive officer compensation levels with stockholder interests while continuing to potentially reward executives for achieving financial and strategic results that drive stockholder value over the long-term, including rewarding above-target performance with above-target pay.
Roles of Management, Committee, and Independent Compensation Consultant

Peer Group
The Committee reviews competitive compensation data to establish market reference points, including data from a compensation peer group of publicly traded networking equipment and other high technology companies (the “Peer Group”) and broader technology company data based on a custom analysis of a Radford peer survey. The Committee monitors and assesses the market competitiveness of our NEO compensation relative to the compensation practices for similar positions in the Peer Group . In August 2021, the Committee, with input from its compensation consultant, established the Peer Group for FY22 compensation benchmarking, generally considering the following criteria to determine whether a company should be included in the Peer Group:
•
Industry relevance;

•
Revenue and historical revenue growth;

•
Market value;

•
Business model;

•
Scope of operations; and

•
Whether the Company is likely to compete with the company in the Peer Group for executive talent.

The composition of the Peer Group is regularly reviewed and assessed by the Committee with the assistance of its compensation consultant to take into account changes in both the Company and the companies in the Peer Group based on the selection criteria described above. For FY22, the Committee determined not to remove any companies from the prior year Peer Group, and to add CommScope Holding Company, Inc. For compensation decisions made in FY22, the Peer Group consisted of the 17 companies set forth below.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   67

Company Name
Akamai Technologies, Inc.	Keysight Technologies, Inc.
Analog Devices, Inc.	Motorola Solutions, Inc.
Arista Networks, Inc.	NCR Corporation
Ciena Corp.	NetApp, Inc.
Citrix Systems, Inc.	Palo Alto Networks, Inc.
CommScope Holding Company, Inc.	Trimble Inc.
F5 Networks, Inc.	VMware, Inc.
Fortinet, Inc.	Xilinx, Inc.
Gen Digital Inc.
Compensation Risk Assessment
The Committee annually oversees the performance of a risk assessment of our compensation programs. In connection with its most recent comprehensive review of the design, administration, and controls of our compensation programs, the Committee, in consultation with its compensation consultant, determined that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.
Burn Rate and Dilution
Based in part upon input received from stockholders, for 2022, the Committee initially approved a gross equity burn rate target (excluding stock awards assumed in acquisitions) of 2.7% of basic weighted-average common shares outstanding (“CSO”), a decrease from the 2021 gross equity burn rate, notwithstanding the sustained decrease in CSO over the last five years as the Company continues to follow through on its stockholder return commitment. Due to the timing of share repurchases and equity grants, the Committee ratified a slight increase of 0.02% to our FY22 gross equity burn rate target, which remained below our 2021 gross equity burn rate. We believe this burn rate commitment level helps to mitigate stockholder dilution while still allowing us to be competitive to attract and retain talent.
The following chart shows how we have managed our equity burn rate over the past five years.
(1)
Grants, as well as the Burn Rate calculation, count each RSU as one share and counts each performance share as one share based on the target number of shares issuable under the award. Grants and Burn Rate include equity awards granted from Juniper’s equity incentive plans and do not include assumed awards.

(2)
Burn Rate is calculated as (a) the number of new stock awards granted under the 2015 Plan (excluding stock awards assumed in acquisitions), divided by (b) the weighted average total number of Company common shares outstanding for the fiscal year.

(3)
Overhang is calculated as (a) the number of shares subject to outstanding stock awards (including stock awards assumed in acquisitions) plus the number of shares available for grant under the 2015 Plan, divided by (b) the number of shares subject to outstanding stock awards (including stock awards assumed in acquisitions), plus the number of shares available for grant under the 2015 Plan, plus the weighted average number of Company common shares outstanding for the fiscal year.

Tax Considerations
While Section 162(m) of Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers, the Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain

 Executive Compensation

flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating, and retaining key executives.
Compensation and Governance Policies
The following table summarizes the material features of our compensation and governance policies.
Policy	Considerations	Material Features
Equity Ownership Guidelines for NEOs and Non-Employee Directors	Promote stock ownership in Juniper Networks Align the interests of NEOs, certain former NEOs and non-employee directors with stockholders Promote commitment to sound corporate governance
6x base salary for CEO
3x base salary for other NEOs
5 years from executive officer designation to comply; each NEO required to retain at least 50% of net shares acquired from the Company until minimum ownership is achieved
Applies to NEOs until no longer an officer or director of the Company or ceased to be identified as an NEO in the Company’s proxy statement for 3 consecutive years
5x annual cash retainer for non-employee directors
5 years from date of becoming a non-employee director to comply

Insider Trading Policy
Prohibit insiders from profiting from material non-public information
Comply with laws and regulations
Prevent hedging that insulates executives from stock price movement and reduces alignment with stockholders
Avoid conflicts of interest

Our insider trading policy prohibits:
•
Trading while in possession of material non-public information

•
Hedging transactions

•
Borrowing against Company securities held in a margin account

•
Pledging transactions

•
Short-sales

With respect to Rule 10b5-1 trading plans, our insider trading policy provides for:
•
No overlapping plans, subject to certain exceptions

•
A limit of one single trade plan per 12 month period

•
A 120 day cooling off period between adoption or amendment of a plan and the first trade under the plan

Equity Award Granting Policy	Standardize the timing and administration of equity award grants
All approvals of RSU grants and other equity awards are administered by the Board, the Committee or the Stock Committee (which is composed of our CEO and Chief Financial Officer)
New hire and ad hoc promotional and adjustment grants to non-Section 16 officers are generally granted on a predetermined schedule established by the Committee in the first quarter of each fiscal year, subject to certain exceptions
Annual equity awards to Section 16 officers are generally scheduled to be approved at a meeting of the Committee in the first quarter after the fourth fiscal quarter earnings announcement and are effective on the third Friday of the month if the meeting approving such grants occurs on or before such date
The exercise price of stock options granted will be the closing market price on the date of grant
The Company intends to grant RSUs and other equity awards in accordance with the foregoing policy without regard to the timing of the release of material non-public information, such as a positive or negative earnings announcement

Clawback Policy	Allow the Company to recoup awards that were not properly earned
Applies to all executive officers, including NEOs
Requires the Company to seek repayment of certain incentive-based cash and equity compensation if the company is required to prepare an accounting restatement due to material noncompliance if  (i) the incentive amount earned, vested or received is more than what would have been based on the restated results and (ii) the executive officer’s fraud, intentional misconduct or illegal conduct, or gross negligence materially contributed to the need for the restatement
Three year lookback period
The Committee may determine not to seek repayment if it makes a good faith determination that to do so would be unreasonable or it would be better for the Company not to do so. We intend to timely amend and restate our clawback policy to reflect recent SEC and NYSE requirements.

No Golden Parachutes	Avoid excessive payments in change of control	No executive officer contracts include excise 280G tax gross ups

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   69

Compensation Committee Interlocks and Insider Participation
During FY22, the Compensation Committee consisted of Messrs. Daichendt, DeNuccio and Dolce. Mr. Daichendt was the chair of the Committee. Mr. Dolce was previously an officer of the Company from 2002 to 2006. None of our executive officers has served as a member of the board of directors or compensation committee of any other entity that has or had one or more executive officers who served as a member of the Committee during FY22. No member of the Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K.

Compensation Committee Report
The following Compensation Committee Report shall not be deemed to be “soliciting material” and should not be deemed “filed” and shall not be deemed to be incorporated by reference in future filings with the SEC, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
THE COMPENSATION COMMITTEE
Gary Daichendt (Chair)
Kevin DeNuccio
James Dolce

Section 3 — Executive Compensation Tables
The following table sets forth certain information about the compensation of our NEOs for each of the last three years during which such individuals were NEOs. Our NEOs consist of (a) our Chief Executive Officer, (b) our Chief Financial Officer, (c) our three other most highly compensated executive officers as of December 31, 2022, and (d) Mr. Jewell, who would have been one of the three highest paid executive officers (other than the Chief Executive Officer and Chief Financial Officer) if he had served through the end of the year.
Summary Compensation Table for FY22
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Rami Rahim Chief Executive Officer	2022	1,000,000	0	12,679,791(3)	2,033,868	901,250	15,630(6)	16,630,540
	2021	1,000,000	0	9,774,868(4)	0	1,085,000	10,422(7)	11,870,290
	2020	1,000,000	350,000(8)	9,658,395(5)	0	402,500	9,756(7)	11,420,651
Kenneth Miller Executive Vice President, Chief Financial Officer	2022	637,500	0	3,888,938(3)	0	328,313	11,397(7)	4,866,148
	2021	612,500	0	2,988,749(4)	0	379,750	10,422(7)	3,991,421
	2020	600,000	120,000(8)	3,024,037(5)	0	132,750	8,792(7)	3,885,579
Manoj Leelanivas Executive Vice President, Chief Operating Officer	2022	625,000	0	4,482,253(3)	0	321,875	11,397(7)	5,440,525
	2021	585,000	0	3,116,271(4)	0	362,700	10,422(7)	4,074,393
	2020	570,000	114,000(8)	2,539,222(5)	0	126,100	10,422(7)	3,359,744
Christopher Kaddaras* Executive Vice President, Chief Revenue Officer	2022	132,292	650,000(9)	7,544,089(3)	0	68,130	8,787(7)	8,403,298
	2021
	2020
Robert Mobassaly Senior Vice President, General Counsel	2022	465,000	0	2,195,365(3)	0	239,475	7,881(7)	2,907,721
	2021
	2020
Marcus Jewell** Former Executive Vice President, Chief Revenue Officer	2022	250,000	0	4,177,921(3)	0	0	16,912(10)	4,444,833
	2021(11)	574,814	0	3,116,271(4)	0	356,385	73,157(12)	4,120,627
	2020

*
Mr. Kaddaras joined the Company in October 2022.

**
Mr. Jewell resigned from the Company effective June 1, 2022, and his stock awards were terminated in connection therewith.

(1)
Because 60% of the target number of shares associated with the fiscal 2022 PSAs are based on separate measurements of our financial performance for each year in the three-year performance period, ASC Topic 718 requires that the grant date fair value be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved. As a result, for the fiscal 2022 PSAs, the “Stock Awards” column does not include the value of the PSAs based on the annual financial metric goals for the fiscal year ending December 31, 2023 (“fiscal 2023”) or the fiscal year ending December 31, 2024 (“fiscal 2024”). Such amounts will be included as equity compensation in the “Summary Compensation Table” for fiscal 2023 and fiscal 2024, respectively, when the annual financial metric goals are established. In addition, 40% of the target number of shares associated with the fiscal 2022 PSAs are based on the Company’s TSR relative to the S&P 500 Index over a three year period. The grant date fair value for the market-related TSR component for fiscal 2022 PSAs is included in the “Stock Awards” column for the year of grant.

In addition, the “Stock Awards” column for fiscal 2022 includes a portion of the value of the PSAs awarded in the fiscal year ended December 31, 2021 (“fiscal 2021”), and a portion of the value of the PSAs awarded in the fiscal year ended December 31, 2020 (“fiscal 2020”) based on the annual financial metric goals established for those awards during fiscal 2022. The amounts included in the “Stock Awards” column of the “Summary Compensation Table” for fiscal 2022 related to the PSAs awarded in fiscal 2021 and/or 2020 in the aggregate are as follows: $2,408,698 (Mr. Rahim), $751,187 (Mr. Miller), $751,176 (Mr. Leelanivas), $0 (Mr. Kaddaras), $0 (Mr. Mobassaly), and $877,627 (Mr. Jewell).
Additionally, the “Stock Awards” column for fiscal 2022 includes the grant date fair value of the target number of shares issuable under the Company’s 2022 Executive Annual Incentive Plan described in “Compensation Discussion and Analysis” above, measured in accordance with ASC Topic 718. The amounts included in the “Stock Awards” column of the “Summary Compensation Table” related to the equity awarded under the AIP for 2022 achievement in the aggregate are as follows: $878,963 (Mr. Rahim), $320,194 (Mr. Miller), $313,915 (Mr. Leelanivas), $51,589 (Mr. Kaddaras), $233,553 (Mr. Mobassaly), and $313,915 (Mr. Jewell).
The assumptions used in the calculation of these amounts are set forth under Note 12, Employee Benefit Plans of the Notes to Consolidated Financial Statements included in Juniper Networks’ Annual Report on Form 10-K for fiscal 2022 filed with the SEC on February 10, 2023.
(2)
Amounts reflect cash bonuses earned in fiscal 2020, fiscal 2021 and fiscal 2022, as applicable, but paid in 2021, 2022 and 2023, respectively, under the Executive Annual Incentive Plan for fiscal 2020, fiscal 2021 and fiscal 2022, respectively.

(3)
The amount shown includes the aggregate grant date fair value of  (i) the shares issuable for PSAs granted in fiscal 2022 at target achievement and (ii) the shares issuable for under the AIP for fiscal 2022 at target achievement. The aggregate grant date fair values of the maximum number of PSA shares issuable for such performance shares are: $13,063,059 (Mr. Rahim), $3,976,001(Mr. Miller), $4,502,392 (Mr. Leelanivas), $0 (Mr. Kaddaras), $1,722,340 (Mr. Mobassaly), and $4,377,094 (Mr. Jewell).

(4)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2021 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $9,282,864 (Mr. Rahim), $2,784,292 (Mr. Miller), $2,884,571 (Mr. Leelanivas), and $3,237,054 (Mr. Jewell).

(5)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2020 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $8,432,111 (Mr. Rahim), $2,548,823 (Mr. Miller), and $1,936,082 (Mr. Leelanivas).

(6)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums, matching contributions paid under the Company’s 401(k) plan, executive wellness program benefits, and costs associated with a guest attending a sales conference.

(7)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums, matching contributions paid under the Company’s 401(k) plan and costs borne by the Company associated with a guest attending a sales conference and related tax gross-up.

(8)
Amount reflects the additional amount earned based on the application of the Post-COVID Financial Plan to certain of the annual financial metric goals under the 2020 Executive Annual Incentive Plan, as determined by the Compensation Committee following the completion of the fiscal 2020 performance period.

(9)
Amount reflects a hiring bonus paid by the Company to Mr. Kaddaras in FY22.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   71

(10)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums, matching contributions paid under the Company’s 401(k) plan, and $11,789 in relocation assistance in connection with his move from the United Kingdom to the United States.

(11)
A portion of the base salary and the allowance for automobiles paid to Mr. Jewell during fiscal 2021 were paid in British pounds sterling. The conversion rate from British pounds sterling to U.S. dollars for the amounts in this table was 1.2429.

(12)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums, matching contributions paid under the Company’s 401(k) plan, a car allowance and $57,965 in relocation assistance in connection with his move from the United Kingdom to the United States.

Grant of Plan Based Awards in FY22
The following table shows all plan-based awards granted to our NEOs during fiscal 2022.
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Type of Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Rami Rahim	AIP(5)	2/10/2022	2/10/2022	$—	$875,000	$1,750,000		26,419	52,838				$878,963
	RSUs	2/18/2022	2/10/2022							161,338			$5,269,299
	PSAs	2/18/2022	2/10/2022				80,669	161,338	322,676				$4,122,831
	Options	2/18/2022	2/10/2022								$275,219	$34.32	$2,033,868
Kenneth Miller	AIP(5)	2/10/2022	2/10/2022	$—	$318,750	$637,500		9,624	19,248				$320,194
	RSUs	2/18/2022	2/10/2022							48,400			$1,580,744
	PSAs	2/18/2022	2/10/2022				24,200	48,400	96,800				$1,236,814
Manoj Leelanivas	AIP(5)	2/10/2022	2/10/2022	$—	$312,500	$625,000		9,435	18,870				$313,915
	RSUs	2/18/2022	2/10/2022							58,700			$1,917,142
	PSAs	2/18/2022	2/10/2022				29,350	58,700	117,400				$1,500,020
Christopher Kaddaras*	AIP(5)	2/10/2022	2/10/2022	$—	$66,146	$132,292		1,997	3,994				$51,589
	RSUs	2/18/2022	2/10/2022							250,000			$7,492,500
	PSAs	2/18/2022	2/10/2022				0	0	0				$—
Robert Mobassaly	AIP(5)	2/10/2022	2/10/2022	$—	$232,500	$465,000		7,019	14,039				$233,553
	RSUs	2/18/2022	2/10/2022							33,700			$1,100,642
	PSA	2/18/2022	2/10/2022				16,850	33,700	67,400				$861,170
Marcus Jewell**	AIP(5)	2/10/2022	2/10/2022	$—	$300,000	$600,000		9,057	18,115				$313,915
	RSUs	2/18/2022	2/10/2022							51,300			$1,675,458
	PSA	2/18/2022	2/10/2022				25,650	51,300	102,600				$1,310,920

*
Mr. Kaddaras joined the Company in October 2022.

**
Mr. Jewell resigned from the Company effective June 1, 2022.

(1)
Amounts reflect potential cash bonuses payable under the Company’s 2022 Executive Annual Incentive Plan described in “Compensation Discussion and Analysis” above. Actual payments to each of the NEOs pursuant to the 2022 Executive Annual Incentive Plan are included in the “Summary Compensation Table.” The AIP does not provide for any threshold performance goals or payout amounts.

(2)
Amounts reflect the number of shares that may be earned under (i) PSAs granted in fiscal 2022 under the 2015 Plan and (ii) Bonus Shares in fiscal 2022 under the Company’s AIP. With respect to the PSAs, the amounts reflect the number of shares that may be earned under each NEO’s PSAs if the threshold, target and maximum performance goals are achieved, as described in “Compensation Discussion and Analysis” above. PSUs represent the total amount of PSAs awarded in fiscal 2022, which include PSAs with financial performance goals and rTSR PSAs (in each case, reported at the total number of PSAs awarded). If the Company fails to achieve the threshold performance metric, no shares will be earned or “banked” under the PSAs (including the RTSR PSAs). The Bonus Shares do not provide for any threshold performance goals or payout amounts, so amounts reflect the number of shares that may be earned under the Company’s AIP if the target and maximum performance goals are achieved, as described in “Compensation Discussion and Analysis” above.

(3)
Each service-based RSU award listed in this column was granted under the 2015 Plan, as described in “Compensation Discussion and Analysis” above.

(4)
Represents the aggregate grant date fair value of equity grants in fiscal 2022 computed in accordance with ASC Topic 718, including the target number of shares issuable for PSAs in fiscal 2022 and service-based RSUs. Excludes the grant date fair value for the portion of the fiscal 2021 PSAs and fiscal 2020 PSAs that will be earned based on the annual financial metric goals for the fiscal year ending December 31, 2022 because these PSAs were not granted in fiscal 2022. The amounts included in the “Stock Awards” column of the “Summary Compensation Table” for fiscal 2022 related to the PSAs awarded in fiscal 2021 and/or fiscal 2020 in the aggregate are as follows: $2,408,698 (Mr. Rahim), $751,187 (Mr. Miller), $751,176 (Mr. Leelanivas), $0 (Mr. Kaddaras), $0 (Mr. Mobassaly), and $877,627 (Mr. Jewell).

(5)
The Compensation Committee established the conversion price for the Bonus Shares awarded under the AIP based on the average price of the Company’s stock for the final 30 trading days in fiscal 2021. For fiscal 2022, the conversion price for the Bonus Shares was $32.10. Bonus Shares will vest immediately upon issuance following the performance period.

Outstanding Equity Awards at FY22 Year-End
The following table shows all outstanding equity awards held by our NEOs (other than Mr. Jewell) at December 31, 2022.
	Option Awards					Stock Awards(1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Rami Rahim						222,330(3)	$7,105,667
						85,178(4)	$2,722,289	113,220(4)	$3,618,511
						30,235(5)	$966,311	129,071(5)	$4,125,093
						27,212(6)	$869,684
						57,981(7)	$1,853,073
						124,542(8)	$3,980,362
						161,338(9)	$5,156,362
	—	—	275,219(10)	$34.32	2/18/2029
Kenneth Miller						71,495(3)	$2,284,980
						25,774(4)	$823,737	34,260(4)	$1,094,950
						9,070(5)	$289,877	38,720(5)	$1,237,491
						9,912(6)	$316,788
						18,645(7)	$595,894
						37,686(8)	$1,204,445
						48,400(9)	$1,546,864
Manoj Leelanivas						66,432(3)	$2,123,167
						27,625(4)	$882,895	36,720(4)	$1,173,571
						11,000(5)	$351,560	46,960(5)	$1,500,842
						9,718(6)	$310,587
						17,325(7)	$553,707
						40,392(8)	$1,290,928
						58,700(9)	$1,876,052
Christopher Kaddaras*						2,057(6)	$65,742
						250,000(11)	$7,990,000
Robert Mobassaly						6,315(5)	$201,827	26,960(5)	$861,642
						7,230(6)	$231,071
						3,135(7)	$100,195
						6,200(8)	$198,152
						33,700(9)	$1,077,052

*
Mr. Kaddaras joined the Company in October 2022.

(1)
The number of shares and the payout value for the PSAs (which include the RTSR PSAs), Bonus Shares and price vested RSUs set forth in the table reflect the target payout under such awards, unless otherwise indicated.

(2)
The closing price of Juniper common stock on 12/31/2022 was $31.96.

(3)
The PSA was granted on February 21, 2020. The total number of shares earned under the award, which is reflected in the “Number of Shares or Units of Stock That Have Not Vested” column, was based on the achievement of  (i) performance objectives for fiscal 2020, fiscal 2021 and fiscal 2022 and (ii) the Company’s relative total shareholder return from fiscal 2020 through fiscal 2022. The award vested in full on February 21, 2023 upon the satisfaction of a continued service condition through the vesting date.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   73

(4)
The PSA was granted on February 19, 2021. The number of shares that are ultimately received under the award depends on the achievement of  (i) performance objectives for fiscal 2021, fiscal 2022, and fiscal 2023 and (ii) the Company’s relative TSR from 2021 through 2023. The number of shares reflected in the “Number of Shares or Units of Stock That Have Not Vested” column represents the amount of shares “banked” (i.e., for which the performance condition has already been determined by the Compensation Committee (or a subcommittee)) for prior periods. The number of shares reflected in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column represents (i) with respect to shares that vest based on annual performance objectives, target payout of the shares for which the performance goals were not determined as of December 31, 2022 and (ii) with respect to shares that vest based on the Company’s relative TSR, the threshold payout since relative TSR performance as of the end of the first year of the three-year performance period was not trending to meet the target goal. The award vests in the first quarter of 2024, subject to continuous service through the date the Compensation Committee (or a subcommittee) certifies the remaining performance conditions and the vesting date.

(5)
The PSA was granted on February 18, 2022. The number of shares that are ultimately received under the award depends on the achievement of  (i) performance objectives for fiscal 2022, fiscal 2023, and fiscal 2024 and (ii) the Company’s relative total shareholder return (“TSR”) from 2022 through 2024. The number of shares reflected in the “Number of Shares or Units of Stock That Have Not Vested” column represents the amount of shares “banked” (i.e., for which the performance condition has already been determined by the Compensation Committee (or a subcommittee)) for prior periods. The number of shares reflected in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column represents (i) with respect to shares that vest based on annual performance objectives, target payout of the shares for which the performance goals were not determined as of December 31, 2022 and (ii) with respect to shares that vest based on the Company’s relative TSR, the threshold payout since relative TSR performance as of end of the second year of the three-year performance period was not trending to meet the target goal. The award vests in the first quarter of 2025, subject to continuous service through the date the Compensation Committee (or a subcommittee) certifies the remaining performance conditions and the vesting date.

(6)
The Bonus Share award was granted on February 10, 2022. The number of shares reflected in the “Number of Shares or Units of Stock That Have Not Vested” column represents the amount of shares for which the performance condition has already been determined by the Compensation Committee for prior periods. The award will be issued and vest on March 17, 2023, subject to continuous service through such date.

(7)
The RSU award was granted on February 21, 2020. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(8)
The RSU award was granted on February 19, 2021. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(9)
The RSU award was granted on February 18, 2022. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(10)
The Stock Option award was granted on February 18, 2022. The Stock Option vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(11)
The RSU award was granted on November 18, 2022 in connection with Mr. Kaddaras’s hiring. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

Option Exercises and Stock Vested in FY22
The following table shows certain information regarding stock vested during FY22 with respect to our NEOs. Our NEOs did not exercise any options during FY22.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Rami Rahim	354,670	$12,223,972
Kenneth Miller	111,138	$3,832,525
Manoj Leelanivas	104,369	$3,599,085
Christopher Kaddaras*	0	$0
Robert Mobassaly	34,233	$1,049,124
Marcus Jewell**	133,695	$4,605,474

*
Mr. Kaddaras joined the Company in October 2022.

**
Mr. Jewell resigned from the Company effective June 1, 2022.

(1)
The value realized upon vesting is calculated by multiplying the number of shares vested by the closing price of Juniper Networks’ common stock on the vest date (or, in the event the vest date occurs on a holiday or weekend, the closing price of Juniper Networks’ common stock on the immediately preceding trading day)

Potential Payments Upon Termination or Change of Control
In addition to compensation designed to reward employees for service and performance, the Committee, in consultation with our compensation consultant, approved severance and change of control benefits for certain employees, including the NEOs, as described further below. Our severance and change of control arrangements are designed to be generally consistent with the pay practices of our Peer Group. The Committee, with input from its compensation consultant, annually reviews the terms and conditions of our severance and change of control arrangements for our executive officers and will make adjustments when and to the extent it deems appropriate.
Potential Severance Payments Upon Termination Outside of a Change in Control
In order to recruit executives to the Company and encourage retention of employees, the Committee believes it is appropriate and necessary to provide assurance of certain severance payments if the Company terminates the individual’s employment without “cause” or if the individual terminates their employment for “good reason,” each as described in their respective agreements. The Committee approved severance benefits for several members of senior management, including the NEOs.
Under severance agreements with Messrs. Rahim, Miller, Leelanivas, Kaddaras, and Mobassaly, in the event the employee is terminated involuntarily by Juniper Networks without cause or the employee resigns for good reason, and provided the employee executes a full release of claims, the employee will be entitled to receive the following severance benefits:
•
an amount equal to 12 months of base salary, or 16.5 months of base salary with respect to Mr. Rahim, in each case as in effect immediately prior to the termination;

•
in lieu of continuation of benefits (whether or not the individual elects COBRA), an amount equal to 12 times the monthly premium cost for coverage under COBRA based on the employee’s benefit plan elections in place as of the date of termination; and

•
if such employee terminates after the end of a performance period for an annual bonus, but prior to the date of payment, an amount equal to the annual bonus based on actual performance for the performance period and (b) if such employee terminates during a performance period for an annual bonus after the performance metrics have been established, a pro-rated annual bonus for such fiscal year equal to the annual bonus the employee would have received based on actual performance for such fiscal year if the employee had remained employed for the entire fiscal year, but pro-rated based on the number of days employed in such year.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   75

All current severance agreements with our NEOs will expire per their terms in January 2024. The Committee periodically reviews our severance agreement terms and practices, and we expect that severance agreements with similar terms will be put in place with our NEOs upon expiration of the current agreements.
In addition, Mr. Jewell had entered into a severance agreement with the Company, which agreement terminated upon his resignation in June 2022 and he received no benefits thereunder.
The following table describes the potential payments that would have been provided to each of the NEOs (other than Mr. Jewell) if such NEO was involuntarily terminated by Juniper Networks without cause or resigned for good reason outside of a change of control context on December 31, 2022.
Executive	Base Salary Severance Component	Incentive Component(1)	Value of Equity Awards	Value of Benefits	Total
Rami Rahim	$1,375,000	$1,802,500	N/A	$34,305	$3,211,805
Kenneth Miller	$650,000	$656,625	N/A	$34,305	$1,340,930
Manoj Leelanivas	$650,000	$643,750	N/A	$34,305	$1,328,055
Christopher Kaddaras*	$635,000	$136,261	N/A	$24,328	$795,589
Robert Mobassaly	$480,000	$478,950	N/A	$34,305	$993,255

*
Mr. Kaddaras joined the Company in October 2022.

(1)
The amount of the annual bonus for FY22 was determined by the Committee in 2023 following the completion of the performance period. The incentive component reflects the total incentive compensation that such NEOs received with respect to FY22 because no equity will have been issued as of December 31, 2022.

Change of Control Severance
The Committee considers maintaining a stable and effective management team to be essential to protecting and enhancing the best interests of the Company and its stockholders. To that end, the Committee recognizes that the possibility of a change of control may exist from time to time, and that this possibility, and the uncertainty and questions it may raise among management, may result in the departure or distraction of management to the detriment of the Company and its stockholders. Accordingly, the Committee decided to take appropriate steps to encourage the continued attention, dedication and continuity of members of the Company’s management to their assigned duties without the distraction that may arise from the possibility of a change of control. As a result, following consultation with the Committee’s compensation consultant, the Committee approved certain severance benefits for each of our NEOs, as well as for several members of senior management, in the event of certain employment terminations following a change of control. In approving these benefits the Committee, with input from its compensation consultant, considered a number of factors, including the prevalence of similar benefits adopted by other publicly traded companies.
All current change of control agreements with our NEOs will expire per their terms on the later of (i) January 2024 or (ii) the date when all of the obligations under the change of control agreement have been satisfied if the applicable NEO’s termination occurred following a change of control and prior to January 2024. The Committee periodically reviews our change of control agreement terms and practices, and we expect that change of control agreements with similar terms will be put in place with our NEOs upon expiration of the current agreements.The Committee takes into account an executive’s current role and the impact of a transaction on the role before renewing or replacing the agreements.
Provided the executive signs a release of claims and complies with certain post-termination non-solicitation and non-competition obligations, all NEOs will receive change of control severance benefits if within 12 months following a change of control the executive is terminated without cause or the executive terminates the executive’s employment with the Company (or any parent or subsidiary of the Company) for good reason (both cause and good reason are defined in the agreement). These change of control severance benefits consist of:
•
a cash payment equal to 150% (or 200% in the case of Mr. Rahim) of the executive’s annual base salary and target bonus for the fiscal year in which the change of control or the executive’s termination occurs, whichever is greater;

•
acceleration of vesting of all of the executive’s then unvested outstanding stock options, stock appreciation rights, performance shares, RSUs, and other Company equity compensation awards that vest based on time, and with respect to equity compensation awards that vest wholly or in part based on factors other than time, such as performance (whether individual or based on external measures such as Company performance, market share, stock price, or otherwise): (i) any portion for which the measurement or performance period or performance measures will have been completed as of the date of the qualifying termination (as provided for in the applicable award agreement) shall immediately vest, if at all, based on actual performance and, if applicable, become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse), and (ii) the remaining portions shall immediately vest and, if applicable, become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse), in an amount equal to the number that would be calculated if the performance measures were achieved at the target level (provided that if there is no “target” level, then such amount shall equal 100% of the equity compensation awards that could vest with respect to that measurement period); and
•
in lieu of continuation of benefits (whether or not the individual elects COBRA), an amount equal to 12 times the monthly premium cost for coverage under COBRA based on the employee’s benefit plan elections in place as of the date of termination.

Under the terms of our 2015 Equity Incentive Plan, in the event of certain corporate transactions, if the equity awards are not assumed or substituted by the successor entity involved in the corporate transaction, each NEO’s equity awards will fully vest or vest at such other level(s) as provided in the applicable award agreement. Our NEOs’ PSA award agreements provide that in the event that such equity awards are assumed or substituted, they will convert into time-based awards, which will settle on the normal vesting date. Such PSA award agreements also provide that irrespective of whether such awards are assumed or substituted, any portion for which the measurement or performance period or performance measures will have been completed as of the date of the qualifying termination shall vest, if at all, based on actual performance, and the performance period of PSAs that vest based on TSR shall be shortened to the date of the change in control. The value of assumed or substituted PSA and RSU awards and the value of PSA and RSU awards that are not assumed or substituted is the same as the value of PSA and RSU awards that accelerate pursuant to a qualifying termination that occurs in connection with a change in control and is described in the column entitled “Value of Accelerated Equity Awards” in the table below.
Potential Change of Control Payments
The following table describes the potential payments that would have been provided for each of the NEOs (other than Mr. Jewell) upon termination of employment in connection with a change of control of Juniper Networks, as described above, assuming such termination and change of control both occurred on December 31, 2022.
Executive(1)	Base Salary Severance Component	Incentive Compensation Severance Component(2)	Benefits Severance Component	Value of Accelerated Equity Awards(3)	Total
Rami Rahim	$2,000,000	$3,500,000	$34,305	$33,180,731	$38,715,036
Kenneth Miller	$975,000	$956,250	$34,305	$10,182,980	$12,148,535
Manoj Leelanivas	$975,000	$937,500	$34,305	$13,221,480	$15,168,285
Christopher Kaddaras*	$952,500	$198,438	$24,328	$7,990,000	$9,165,266
Robert Mobassaly	$720,000	$697,500	$34,305	$2,458,913	$3,910,718

*
Mr. Kaddaras joined the Company in October 2022.

(1)
All NEOs are subject to a better-after-tax provision whereby Juniper Networks would either pay the NEO (i) the full amount of the NEO’s severance benefits or, alternatively (ii) an amount of certain severance benefits otherwise payable to the NEO such that the severance benefits will not be subject to the tax imposed by Section 4999 of the Code, whichever produces the better after-tax result for the NEO. The amounts above do not reflect the impact of the better-after-tax provision.

(2)
The value of incentive severance component reflects the total target incentive compensation that such NEOs received with respect to FY22 because no equity will have been issued as of December 31, 2022.

(3)
The value of accelerated unvested equity awards is based on a per share price of  $31.96, which was the closing price as reported on December 31, 2022. With respect to the value shown in the column “Value of Accelerated Equity Awards”, (a) for PSAs (or portions thereof) that are earned based on the achievement of annual financial performance during a three-year performance period, the equity value is calculated based on the sum of  (i) earned, but unvested shares and (ii) target unearned and unvested shares, and (b) for PSAs (or portions thereof) that are earned based on the Company’s TSR relative to the S&P 500 Index, the equity value reflects target achievement of such awards.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   77

Pay Ratio
We determined that, based on reasonable estimates, the median of the annual total compensation of all of our employees, except our CEO, was $117,452 for 2022. The annual total compensation of our CEO was $16,630,540 for 2022 as reflected in the “Summary Compensation Table” above. Accordingly, for 2022, our reasonable estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our other employees was 142:1.
We identified our median employee based on the 2022 target total direct compensation for all individuals (other than our CEO) who were employed by the Company on December 31, 2022, the last day of our fiscal year. “Target total direct compensation” for this purpose consisted of each employee’s actual salary or base wages earned in 2022, the employee’s target non-equity incentive opportunity for 2022, and the fair market value of the employee’s equity incentive awards granted in 2022. For purposes of this analysis, we converted all employee compensation to U.S. dollars. In our analysis, we did not annualize the compensation of any permanent employees that were not employed by the Company for all of 2022, nor did we exclude any individuals that were employed by the Company on December 31, 2022.

Pay vs. Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance measures of the Company. For further information concerning the Company’s pay-for-performance philosophy and how executive compensation aligns with the Company’s performance, please see the “Executive Compensation — Compensation Discussion and Analysis” section of this proxy statement.
Pay vs. Performance Table
Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid (“CAP”) to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average CAP to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)(7)	Net Revenue (millions)(8)
					Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
FY22	$16,630,540	$14,380,833	$5,212,505	$2,945,996	$142.13	$95.61	$471.0	$5,301.2
FY21	$11,870,290	$26,615,099	$3,963,437	$8,587,668	$154.61	$127.87	$252.7	$4,735.4
FY20	$11,420,651	$8,165,729	$3,445,381	$2,562,896	$94.66	$122.04	$257.8	$4,445.1

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Rahim (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of  “compensation actually paid” to Mr. Rahim, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned or received by Mr. Rahim during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Rahim’s total compensation for each year to determine the “compensation actually paid”:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
FY22	$16,630,540	$14,713,659	$12,463,952	$14,380,833
FY21	$11,870,290	$9,774,868	$24,519,677	$26,615,099
FY20	$11,420,651	$9,658,395	$6,403,473	$8,165,729

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value from End of the Prior Year to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
FY22	$11,813,496	$1,091,751	$—	$(441,295)	$—	$—	$12,463,952
FY21	$14,673,782	$9,323,142	$—	$522,754	$—	$—	$24,519,677
FY20	$6,993,184	$(9,863)	$—	$(579,848)	$—	$—	$6,403,473

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Rahim, who has served as our CEO since 2014) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Rahim) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Manoj Leelanivas, Kenneth Miller, Robert Mobassaly, Christopher Kaddaras, and Marcus Jewell; (ii) for 2021, Anand Athreya, Manoj Leelanivas, Kenneth Miller, and Marcus Jewell; and (iii) for 2020, Anand Athreya, Manoj Leelanivas, Brian Martin, and Kenneth Miller.

(4)
The dollar amounts reported in column (e) represent the average amount of  “compensation actually paid” to the NEOs as a group (excluding Mr. Rahim), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Rahim) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Rahim) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
FY22	$5,212,505	$4,457,713	$2,191,204	$2,945,996
FY21	$3,963,437	$3,012,829	$7,637,061	$8,587,668
FY20	$3,445,381	$2,654,157	$1,771,673	$2,562,896

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value from End of the Prior Year to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
FY22	$3,392,943	$(962,644)	$—	$(239,095)	$—	$—	$2,191,204
FY21	$4,482,812	$2,909,642	$—	$244,607	$—	$—	$7,637,061
FY20	$2,016,641	$(50,984)	$—	$(193,985)	$—	$—	$1,771,673

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end of the applicable measurement period and December 31, 2019 by the Company’s share price at December 31, 2019, the beginning of the measurement period.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Nasdaq Telecommunications Index.

(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
Net Revenue is calculated in accordance with GAAP. While we use numerous financial and non-financial performance measures to evaluate performance under the Company’s compensation programs, net revenue is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   79

Pay vs. Performance Discussion and Analysis
As described in more detail in the “Executive Compensation — Compensation Discussion and Analysis,” of this proxy statement, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company uses several financial and non-financial performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay vs. Performance table above. The Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular fiscal year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay vs. Performance table.
The following graph shows that the amount of compensation actually paid to our CEO and the average amount of compensation actually paid to our non-CEO NEOs as a group is aligned with the Company’s cumulative TSR over the three years presented in the table. The alignment of compensation actually paid with the Company’s cumulative TSR over the period presented is because equity awards comprise a significant portion of the compensation actually paid to the CEO and other NEOs. As described in more detail in the section “Executive Compensation — Compensation Discussion and Analysis — Appropriate Pay Mix,” the Company targets that approximately 87% of the value of total compensation awarded to the CEO and approximately 78% of the value of total compensation awarded to the other NEOs who served for all of FY22 is composed of equity awards, including restricted stock units, performance-based restricted stock units and stock options.

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid (millions)
$30
$25
$20
$15
$10
$5
$0
Company TSR
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$94.7
$154.61
$142.1
$8.2
$2.6
$26.6
$8.6
$14.4
$2.9
2020
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company Total Shareholder Return

Compensation Actually Paid and Net Income
The following graph shows the amount of compensation actually paid to Mr. Rahim compared to the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Rahim). While the Company does not use net income specifically as a performance measure in the overall executive compensation program, it is strongly correlated with Non-GAAP EPS, which the Company uses as a metric for performance-based equity awards, as described in more detail in the section “Executive Compensation — Compensation Discussion and Analysis”.

Compensation Actually Paid vs. Net Income
Compensation Actually Paid (millions)
Net Income (millions)
$30
$25
$20
$15
$10
$5
$0
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$257.8
$252.7
$471.0
$8.2
$2.6
$26.6
$8.6
$14.4
$2.9
2020
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

Compensation Actually Paid and Revenue
As shown by the following graph, the amount of compensation actually paid to Mr. Rahim and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Rahim) is generally aligned with the Company’s net revenue over the three years presented in the table. While we use numerous financial and non-financial performance measures to evaluate performance under the Company’s compensation programs, net revenue is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance. The Company uses net revenue when setting goals in the Company’s short-term incentive compensation program, as well as for setting goals for the performance-based RSUs that are awarded to the NEOs, as described in more detail in the section “Executive Compensation — Compensation Discussion and Analysis.”

Compensation Actually Paid vs. Net Revenue
Compensation Actually Paid (millions)
Net Revenue (millions)
$30
$25
$20
$15
$10
$5
$0
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4,445.1
$4,735.40
$5,301.2
$8.2
$2.6
$26.6
$8.6
$14.4
$2.9
2020
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Revenue

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   81

Cumulative TSR of the Company vs. Peer Group
In this Pay vs. Performance section, the Company’s peer group is the Nasdaq Telecommunications Index, which we use for purposes of Item 201(e)(ii) of Regulation S-K. The performance graph below shows the cumulative total stockholder return over a three-year period assuming the investment of $100 on December 31, 2019, in each of Juniper Networks’ common stock, the and the Nasdaq Telecommunications Index. Total stockholder return assumes reinvestment of all dividends.

Juniper TSR vs. Peer Group TSR
Value of Initial $100 Investment
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
2020
2021
2022
$122.0
$94.7
$154.61
$127.87
$142.1
$95.6
Company Total Shareholder Return
Peer Group Total Shareholder Return

Financial Performance Measures
The most important financial performance measures used by the Company to link executive compensation to company performance during FY22 were:
•
Revenue

•
Non-GAAP Earnings per Share

•
Software Revenue

•
Relative TSR (as compared to a peer group of companies established by the Compensation Committee)

Additional details about each of these financial measures and the role of the Company’s performance in each of these measures in determining our executive compensation are discussed in greater detail in the “Executive Compensation — Compensation Discussion and Analysis” section of this proxy statement.

Compensation Consultant Disclosure
During 2022, the Compensation Committee engaged Compensia as its advisor to provide analysis, advice and guidance on executive and non-employee director compensation. As the Compensation Committee’s consultant, Compensia reported to the Compensation Committee, made recommendations directly to the Compensation Committee, attended all Compensation Committee meetings in person or by phone, and attended portions of the Compensation Committee’s executive sessions without the involvement of management as required by the Compensation Committee and to support the Compensation Committee’s independent decision-making.
In advising the Compensation Committee, it is necessary for the consultant advisor to interact with management to gather information and support the Compensation Committee in an effective manner, but the Compensation Committee has adopted protocols that require the approval of the Compensation Committee or its chairperson for such interactions. These protocols are included in Compensia’s engagement letter. The Compensation Committee also determines the appropriate forum for receiving consultant recommendations. Where the Compensation Committee deems appropriate, management invitees are present to provide context for the recommendations. This approach helps enable the Compensation Committee to make independent decisions about executive compensation after taking into consideration both the compensation consultant’s recommendations and management’s perspectives.
The Compensation Committee’s compensation consultant performed the following services related to executive and non-employee director compensation in 2022 at the request of the Compensation Committee:
•
Assessed and recommended revisions to the composition of the Peer Group for collecting competitive pay data;

•
Evaluated the competitive positioning of the Company’s executive officers’ base salaries, annual incentive and long-term incentive compensation relative to the Peer Group (used in our evaluation of 2022 pay actions);

•
Advised on target award levels within the 2022 annual and long-term incentive programs for executive officers and senior management;

•
Provided advice on the design and structure of the Company’s 2022 and 2023 annual and long-term incentive plans, including performance metrics and weighting, performance scaling and the length of performance periods/vesting restrictions;

•
Provided input into our Board’s evaluation of our Chief Executive Officer;

•
Advised the Compensation Committee in determining pay actions for our Chief Executive Officer in February 2022;

•
Assessed the competitiveness of the Company’s compensation practices for non-employee directors relative to compensation at the Peer Group;

•
Provided advice on the Company’s overall equity plan usage relative to the practices of the Peer Group;

•
Provided input into the Company’s policies related to compensation risk mitigation, including its claw-back policy and stock ownership guidelines;

•
Reviewed and provided input on our Compensation Discussion and Analysis and compensation risk assessment process; and

•
Provided regular, ongoing updates on regulatory and market developments related to executive and non-employee director pay.

Compensia did not provide any other services to the Company, and therefore did not receive any fees for additional services from the Company.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   83

Independence Disclosure
The Compensation Committee considered Compensia’s independence in light of the SEC rules and NYSE listing standards. At the Compensation Committee’s request, Compensia provided information addressing the independence of the individual compensation advisor and consulting firm, including the following factors: (1) any other services provided by the consulting firm to the Company; (2) fees paid by the Company as a percentage of the consulting firm’s total revenue; (3) policies and procedures adopted by the consulting firm to prevent conflicts of interest; (4) any business or personal relationships between the individual compensation advisor and a member of the Compensation Committee; (5) any Company stock owned by the individual compensation advisor; and (6) any business or personal relationships between our executive officers and the individual compensation advisor or consulting firm. The Compensation Committee assessed these factors and concluded that Compensia was independent under the SEC rules and NYSE listing standards.
Equity Compensation Plan Information
The following table provides information as of December 31, 2022 about our common stock that may be issued under the Company’s equity compensation plans, including option plans and employee stock purchase plans. The table does not include information with respect to shares subject to outstanding awards assumed by the Company in connection with acquisitions of the companies that originally granted those awards.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in (a)) (c)
Equity compensation plans approved by security holders(1)	16,642,970(2)	$34.32(3)	10,211,380(4)
Equity compensation plans not approved by security holders	—	—	—
Total(5)	16,642,970	$34.32	10,211,380

(1)
Includes the 2015 Plan and the 2008 Employee Stock Purchase Plan (“2008 ESPP”).

(2)
Includes shares subject to any equity award that were outstanding as of December 31, 2022 that were issued under the 2015 Plan. The number of PSAs included assumes achievement at maximum. With respect to certain PSAs, the maximum number of shares issuable equals 200% of target. Excludes purchase rights granted under the 2008 ESPP.

(3)
RSUs and PSAs, which do not have an exercise price, as well as purchase rights accruing under the 2008 ESPP, are excluded from the calculation of weighted-average exercise price.

(4)
As of December 31, 2022, an aggregate of  (i) 3,998,361 shares of common stock were available for issuance under the 2015 Plan and (ii) 6,213,019 shares of common stock were available for issuance under the 2008 ESPP, including 1,306,108 shares that were purchased during the purchase period under the 2008 ESPP commencing on August 1, 2022 and ending on January 31, 2023. No participant will be permitted to purchase during any twelve (12) month period more than 6,000 shares of our common stock under the 2008 ESPP.

(5)
This table does not include equity awards that have been assumed by the Company in connection with the acquisition of other companies. As of December 31, 2022, the following assumed equity awards were outstanding: 636,765 shares issuable upon exercise of outstanding options, 3,021,616 shares subject to RSUs, and 73,570 shares subject to restricted stock awards. The weighted average exercise price of such outstanding options was $4.59 per share. No additional equity awards may be granted under any assumed arrangement.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth information, as of March 21, 2023 (except where another date is indicated), concerning:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of Juniper Networks’ common stock;

•
beneficial ownership by Juniper Networks directors and director nominees and the NEOs included in the “Summary Compensation Table” contained in this proxy statement; and

•
beneficial ownership by all current Juniper Networks directors and current Juniper Networks executive officers as a group.

The information provided in the table is based on Juniper Networks’ records, information filed with the SEC and information provided to Juniper Networks, except where otherwise noted.
The number of shares beneficially owned by each entity, person, director, or executive officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares that the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of May 20, 2023 (60 days after March 21, 2023) through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge each person has sole voting and investment power (or shares such powers with such person’s spouse) with respect to the shares set forth in the following table. In addition, unless otherwise indicated, all persons named below can be reached at Juniper Networks, Inc., 1133 Innovation Way, Sunnyvale, California 94089.
Beneficial Ownership Table
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class	(1)
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	39,689,929(2)	12.35%
Dodge & Cox 555 California Street, 40th Floor, San Francisco, CA 94014	35,532,252(3)	11.06%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	31,648,536(4)	9.85%
Gary Daichendt	82,876	*
Anne DelSanto	33,743(5)	*
Kevin DeNuccio	21,368(5)	*
James Dolce	24,313(5)	*
Steven Fernandez	14,214	*
Christine Gorjanc	36,443(5)	*
Janet Haugen	36,443(5)	*
Marcus Jewell**	48,565(6)	*
Christopher Kaddaras***	1,564	*
Scott Kriens	2,262,820(7)	*
Manoj Leelanivas	172,214	*
Rahul Merchant	73,813(8)	*
Kenneth Miller	240,828	*
Robert Mobassaly	25,394	*
Rami Rahim	950,246(9)	*
William Stensrud	109,837(10)	*
All Current Directors and Executive Officers as a Group (15 persons)	4,086,116(11)	1.29%

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   85

*
Represents holdings of less than one percent.

**
Mr. Jewell resigned from the Company effective June 1, 2022.

***
Mr. Kaddaras joined the Company in October 2022.

(1)
The percentages are calculated using 321,343,750 outstanding shares of the Company’s common stock on March 21, 2023, as adjusted pursuant to Rule 13d-3(d)(1)(i). Pursuant to Rule 13d-3(d)(1) of the Exchange Act, shares beneficially owned by a person or group includes shares of common stock that such person or group has the right to acquire within 60 days after March 21, 2023, which includes, but is not limited to, shares subject to RSUs or performance share awards that will vest within 60 days of March 21, 2023.

(2)
Based on information reported, as of December 30, 2022, on Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group and certain of its subsidiaries (collectively, “Vanguard”). According to its Schedule 13G/A, Vanguard reported having the sole power to vote or direct the vote over 0 shares, the shared power to vote or direct the vote over 445,767 shares, the sole power to dispose of or to direct the disposition of 38,321,974 shares and the shared power to dispose or to direct the disposition of 1,367,955 shares.

(3)
Based on information reported, as of December 31, 2022, on Schedule 13G/A filed with the SEC on February 14, 2023 by Dodge & Cox (“D&C”). According to its Schedule 13G/A, D&C reported having the sole power to vote or direct the vote over 33,660,168 shares and dispositive power over all shares beneficially owned.

(4)
Based on information reported, as of December 31, 2022, on Schedule 13G/A filed with the SEC on January 24, 2023 by BlackRock, Inc. and certain of its subsidiaries (collectively, “BlackRock”). According to its Schedule 13G/A, BlackRock reported having the sole power to vote or direct the vote over 28,033,645 shares and dispositive power over all shares beneficially owned.

(5)
Includes 7,107 RSUs that are scheduled to vest within 60 days of March 21, 2023.

(6)
As of June 1, 2022, the date of Mr. Jewell’s resignation.

(7)
Includes 97,545 shares held in trust of which Mr. Kriens is the sole trustee, 97,545 shares held in trust of which Mr. Kriens’ spouse is the trustee, 1,860,000 shares held by the 2020 Kriens Charitable Remainder Unitrust, of which Mr. Kriens and his spouse are the trustees, 180,000 shares held by KDI Trust LP, and 7,107 RSUs that are scheduled to vest within 60 days of March 21, 2023.

(8)
Includes 6,256 shares held in trust of which Mr. Merchant’s wife is the sole trustee, 6,255 shares held in trust of which Mr. Merchant is the sole trustee, and 7,107 RSUs that are scheduled to vest within 60 days of March 21, 2023.

(9)
Includes 950,256 shares held by the Rahim Family Trust, of which Mr. Rahim and his spouse are the trustees..

(10)
Includes 102,730 shares held in a trust of which Mr. Stensrud is the trustee, and 7,107 RSUs that are scheduled to vest within 60 days of March 21, 2023.

(11)
Includes 71,070 RSUs that are scheduled to vest within 60 days of March 21, 2023.

Executive Officer and Director Stock Ownership Guidelines
The Company has adopted stock ownership guidelines to further align the interests of the NEOs, certain former NEOs, and non-employee directors with the interests of our stockholders and to promote the Company’s commitment to sound corporate governance.
The ownership guidelines applicable to NEOs are determined as a multiple of the officer’s base salary. The Company’s Chief Executive Officer is required to hold shares of Juniper Networks common stock with a value equal to at least six (6) times their annual base salary. The other NEOs are required to hold shares of Juniper Networks common stock with a value equal to three (3) times their annual base salary. The base salary guideline for each person will be re-calculated annually, and will be based on applicable base salary in effect on December 31 of each year. NEOs are required to achieve the applicable level of ownership within five (5) years from the date the stock ownership guidelines become applicable to such individual. Each NEO is further required to retain at least 50% of the net shares (i.e., after taking into account any shares the Company sold or withheld to satisfy such NEO’s tax withholding obligations) acquired from the Company until the minimum ownership requirement is achieved.
Once a person has been designated as an NEO, the person will be subject to these guidelines until no longer an officer or director of the Company, or until not identified as an NEO in the Company’s annual proxy statement for three consecutive years.
The Company’s Chief Executive Officer is also required to hold an amount equal to 100% of the net shares (i.e., after taking into account any shares the Company sold or withheld to satisfy the Chief Executive Officer’s tax withholding obligations) acquired from the Company with respect to all equity awards granted to him or her for at least 12 months after the vesting of such equity awards.
Outside directors are required to hold shares of Juniper Networks common stock with a value equal to five (5) times the amount of the annual cash retainer paid to outside directors for service on the Board (excluding additional committee retainers, if any). This ownership guideline was initially calculated using the annual cash retainer for service as a director (but not including additional retainers associated with committee or Chair service) as of the date the person first became subject to these guidelines as an outside director. The ownership guidelines are initially based on the applicable annual cash retainer for service as a director as of December 31, 2022, and are re-calculated annually thereafter based on the applicable annual cash retainer in effect on December 31 of each year. Outside directors are required to achieve the applicable level of ownership within five (5) years from the date the person first became a non-employee member of the Board.
Shares of our common stock that count toward the satisfaction of the ownership guidelines include shares owned outright by the NEO or director or his or her immediate family members residing in the same household and shares held in trust for the benefit of the NEO or director or his or her family. The value of a share is measured on December 31 of each year as the greater of (i) the average closing price over the 12 months preceding the date of calculation or (ii) the purchase price actually paid by the person for such share of Company common stock.
As of the record date, all individuals subject to the stock ownership guidelines were in compliance with the requirements in the guidelines. A complete copy of the Company’s stock ownership guidelines is available at the Investor Relations Center on our website at https://investor.juniper.net/investor-relations/corporate-governance/default.aspx.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   87

Certain Relationships and Related Transactions
Our Board has adopted a written policy, which we refer to as our Related Person Transaction Policy, for the review of any transaction, arrangement, or relationship in which the Company or any of our subsidiaries was, is or will be a participant, the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, and any one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members or certain related entities), each of whom we refer to as a “related person,” has or will have a direct or indirect material interest.
Anyone seeking approval of a potential related person transaction must provide notice to our General Counsel of the facts and circumstances involved. If our General Counsel determines that the proposed transaction is or could reasonably be a related person transaction, such transaction will be submitted to our Audit Committee. Our Audit Committee will review and approve or disapprove all related person transactions and will consider all material factors it deems applicable or appropriate in making a determination. Any member of the Audit Committee who has an interest in, or has an immediate family member with an interest in a transaction under discussion must abstain from voting on the approval of the related person transaction, and if the majority of the Audit Committee must abstain from voting, the related person transaction must be approved by the N&CG Committee. No related person transaction will be approved unless it is, overall, in or not inconsistent with the best interests of the Company and its stockholders.
Notwithstanding the foregoing, transactions specifically excluded by the instructions to Item 404(a) of Regulation S-K, the SEC’s related person transaction disclosure rule, as such rule may be amended from time to time, are not deemed related person transactions under our Related Person Transaction Policy (although they may require approval under other policies we have in effect, including our Worldwide Code of Business Conduct and Ethics).
During fiscal 2022, the Company received approximately $1.9 million in revenue from sales of its products and services to the Vanguard Group, a beneficial owner of more than 5% of the Company’s common stock. The sales were made in the ordinary course of business.
To our knowledge, other than as set forth above, since the beginning of fiscal 2022, Juniper Networks has not been a participant in a transaction in which any related person of Juniper Networks had or will have a direct or indirect material interest, as contemplated by Item 404(a) of Regulation S-K.

General Information
Questions and Answers about the Proxy Materials and the Annual Meeting
Why am I receiving these materials?
The Board of Juniper Networks has made these materials available to you on the Internet or, upon your request, has delivered these materials electronically by email or printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our 2023 annual meeting of stockholders, which will be held on May 10, 2023. As a Juniper Networks stockholder as of March 21, 2023 (the “Record Date”), you are invited to attend the annual meeting and are entitled and requested to vote on the items of business described in this proxy statement.
What is included in these materials?
These materials include (i) our proxy statement for the annual meeting and (ii) our Annual Report on Form 10-K for fiscal 2022, which includes our audited consolidated financial statements. If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction card for the annual meeting.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about March 29, 2023, we are sending a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, to our stockholders of record and beneficial owners as of the Record Date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). You may also request to receive a set of the proxy materials by mail or electronically by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to:
•
View our proxy materials for the annual meeting on the Internet; and

•
Instruct us to send future proxy materials to you electronically by email or in paper copy by mail.

Choosing to access our proxy materials on the Internet or to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
How may I obtain Juniper Networks’ Annual Report on Form 10-K?
Stockholders may request a free copy of our Annual Report on Form 10-K for fiscal 2022 with a written request to our principal executive offices at Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, CA 94089 or at investor-relations@juniper.net. We will also furnish any exhibit to the Annual Report on Form 10-K for fiscal 2022 if specifically requested in writing. A copy of our Annual Report on Form 10-K for fiscal 2022 is also available with our proxy materials at www.proxyvote.com. In addition, you can access a copy on the website of the SEC at www.sec.gov or at our website at https://investor.juniper.net/investor-relations/.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   89

How may I obtain a separate set of proxy materials?
As a result of Juniper Networks’ adoption of “householding,” if you share an address with another stockholder, you may receive only one Notice (or other stockholder communications, including our proxy materials) unless you have provided contrary instructions. Juniper Networks will deliver promptly upon written or oral request a separate Notice (or other stockholder communications, including our proxy materials), now or in the future, to any stockholder at a shared address to which a single copy of these documents was delivered. To request a separate copy, contact Juniper Networks’ Investor Relations Department at Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, CA 94089 or at investor-relations@juniper.net.
If you share an address with another stockholder and have received multiple copies of the Notice (or other stockholder communications, including our proxy materials), you may write to or call us at the above address and phone number to request delivery of a single copy of these documents.
What is the date, time and format of the 2023 annual meeting?
We will hold the 2023 annual meeting of stockholders on May 10, 2023 at 8:00 a.m. Pacific Time, virtually via the internet at www.virtualshareholdermeeting.com/JNPR2023. Online check-in will be available beginning at 7:45 a.m. Pacific Time. Please allow ample time for the online check-in procedures. The platform for the virtual annual meeting includes functionality that affords validated stockholders the same meeting participation rights and opportunities they would have at an in-person meeting. Instructions to access and log-in to the virtual annual meeting are provided below, and once admitted, stockholders may view reference materials such as our list of stockholders as of the Record Date, submit questions and vote their shares by following the instructions that will be available on the meeting website.
How do I attend the 2023 annual meeting?
In order to access and attend the virtual annual meeting, you will be asked to provide your 16-digit control number. Instructions on how to attend and participate via the internet are posted at www.virtualshareholdermeeting.com/JNPR2023. Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC. The virtual meeting platform is widely supported across most browsers and devices running the most updated version of applicable software and plugins. Participants should, however, allow sufficient time prior to the start of the meeting to log-in and ensure that they can hear streaming audio prior to the start of the meeting. If any log-in difficulties are encountered, please call the technical support number on the log-in page.
Will the 2023 annual meeting be webcast?
Yes. You may attend the annual meeting virtually at www.virtualshareholdermeeting.com/JNPR2023 where you will be able to vote electronically and submit questions during the meeting.
How do I submit a question at the 2023 annual meeting?
You may submit a question during the meeting via our virtual stockholder meeting website, www.virtualshareholdermeeting.com/JNPR2023. If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast.
What if there are technical difficulties during the 2023 annual meeting?
If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), our Chair will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/JNPR2023.
How may I access an electronic list of stockholders of record entitled to vote at the 2023 annual meeting of stockholders?
We will make available an electronic list of stockholders of record as of the Record Date for inspection by stockholders from May 1, 2023 through May 10, 2023. To access the electronic list during these dates, please send your request, along with proof of ownership, by email to investor-relations@juniper.net. You will receive confirmation of your request and instructions on how to view the electronic list. The list will also be available to stockholders at www.virtualshareholdermeeting.com/JNPR2023 during the live webcast of the 2023 annual meeting.

 General Information

What items of business will be voted on at the 2023 annual meeting and how does the Board recommend that I vote?
		Vote Required	Board Recommendation
Proposal 1	To elect ten directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.	Number of votes cast “FOR” exceeds number of votes cast “AGAINST” for each director	✓ FOR each nominee
Proposal 2	To ratify the appointment of Ernst & Young LLP as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	Majority of the total votes cast by holders of shares present through the virtual meeting or represented by proxy	✓ FOR
Proposal 3	To hold a non-binding advisory vote regarding executive compensation.	Majority of the total votes cast by holders of shares present through the virtual meeting or represented by proxy	✓ FOR
Proposal 4	To hold a non-binding advisory vote on the frequency of future stockholder advisory votes on executive compensation.
The option of 1 year, 2 years or 3 years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders
✓ 1 YEAR
Proposal 5
To approve the amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 7,000,000.
		Majority of the total votes cast by holders of shares present through the virtual meeting or represented by proxy	✓ FOR
We will also consider any other matters that may properly be brought before the 2023 annual meeting of stockholders (and any postponements or adjournments thereof).
What shares can I vote?
Each share of common stock issued and outstanding as of the close of business on March 21, 2023, the Record Date, is entitled to vote on all items being voted upon at the annual meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner (i.e., in street name) through a broker, trustee or other nominee such as a bank. More information on how to vote these shares is contained in this proxy statement. On the Record Date, we had approximately 321,343,750 shares of common stock issued and outstanding. Each share of our common stock entitles you to one vote on each matter voted on at the annual meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most Juniper Networks stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially, which may affect how you can vote your shares.
Stockholder of Record — If your shares are registered directly in your name with Juniper Networks’ transfer agent, EQ Shareowner Services, you are considered the stockholder of record with respect to those shares, and the Notice or proxy statement was sent directly to you by Juniper Networks. As the stockholder of record, you have the right to grant your voting proxy directly to Juniper Networks as described in the Notice and this proxy statement or to vote directly at the annual meeting.
Beneficial Owner — If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the beneficial owner of shares held in street name, and the Notice or proxy statement was forwarded to you by your broker or nominee. As the beneficial owner of shares held in street name, you have the right to direct your broker, trustee, or nominee on how to vote the shares held in your account and are also invited to attend the annual meeting. Please see “How do I attend the 2023 annual meeting?” and “How can I vote my shares at the 2023 annual meeting?” for details on how you can virtually attend the annual meeting as a beneficial owner.
Since a beneficial owner is not the stockholder of record, your broker, trustee or nominee has provided voting instructions or a voting instruction card to you to use in directing the broker, trustee or nominee on how to vote your shares. If you do not provide your broker, trustee, or nominee with instructions on how to vote your shares, such broker, trustee, or nominee will be able to vote your shares only with respect to the proposal related to the ratification of the appointment of Ernst & Young LLP as our independent auditor for 2023.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   91

How can I vote my shares at the 2023 annual meeting?
You may directly vote shares held in your name as the stockholder of record at the annual meeting. You may directly vote shares held beneficially in street name at the annual meeting only if you obtain a legal proxy and control number from the broker, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, you should also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.
How can I vote my shares without attending the 2023 annual meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy by any of the methods specified below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions in the Notice or proxy card or, for shares held beneficially in street name, the voting instructions provided by your broker, trustee, or nominee.
By Internet — Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards or the Notice and by following the voting instructions on the website. If you hold your shares in street name, please check the Notice or the voting instruction card provided by your broker, trustee, or nominee for Internet voting availability and instructions.
By Telephone — Stockholders of record who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards or by following the voting instructions provided by email or over the Internet. If you hold your shares in street name, please check the voting instructions provided by your broker, trustee, or nominee for telephone voting availability and instructions.
By Mail — Stockholders of record who receive proxy materials by mail may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in street name and who receive voting materials by mail from their brokers, trustees, or nominees may vote by mail by completing, signing, and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.
Can I change my vote or otherwise revoke my proxy?
You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy by telephone, over the Internet or by submitting a properly signed proxy card bearing a later date (which automatically revokes the earlier proxy). You may also revoke your proxy by providing a written notice of revocation to Juniper Networks’ Corporate Secretary at Juniper Networks, Inc., ATTN: Corporate Secretary, 1133 Innovation Way, Sunnyvale, California 94089 prior to your shares being voted, or by voting at the annual meeting. Attendance at the annual meeting without any other action will not cause your previously granted proxy to be revoked. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by voting at the annual meeting.
How many shares must be present or represented to conduct business at the annual meeting?
In order for business to be conducted at the annual meeting, a quorum must be present. The presence in person or by proxy of the holders of a majority of shares of common stock issued and outstanding and entitled to vote as of the Record Date will constitute a quorum at the annual meeting. Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.
Will my shares be voted if I do not vote as described in the Notice?
Stockholder of Record — If you do not submit a proxy or vote at the annual meeting, your shares will not be voted. If you indicate that you wish to vote as recommended by our Board or if you sign, date, and return a proxy card but do not give specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement (i.e., “FOR” for Proposal No. 1 (each director), No. 2, No. 3,

 General Information

and No. 5 and “1 YEAR“ for Proposal No. 4) and in their discretion regarding any other matters properly presented for a vote at our 2023 annual meeting of stockholders. As of the date of this proxy statement, we did not know of any proposals or matters to be raised at the 2023 annual meeting of stockholders other than those presented in this proxy statement.
Beneficial Owner — If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Certain brokerage firms have authority to vote clients’ unvoted shares on certain “routine” matters. If you do not give voting instructions to your broker, your broker may either (1) vote your shares on “routine” matters or (2) leave your shares unvoted. The proposal related to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 is considered a “routine” matter. None of the other proposals are considered “routine” matters, and therefore your broker will not be able to vote on these proposals without your instructions.
If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board, and in the discretion of the proxy holders as to any other matters that may properly come before the annual meeting.
What are broker non-votes?
Broker non-voting occurs when your broker has not received specific voting instructions from you with respect to shares held in street name and the broker does not have discretionary voting authority with respect to a proposal. Broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. However, broker non-votes are not counted for purposes of all proposals and therefore have no effect on the outcome of these proposals, assuming that quorum is obtained.
What is the impact of an abstention vote?
Abstentions will have the same effect as a vote “AGAINST” the approval of the ratification of the appointment of the independent registered public accounting firm and the amendment and restatement of the 2015 Equity Incentive Plan. Abstentions will not affect the vote on the election of directors, the advisory vote on executive compensation, or the determination of which voting frequency (“1 Year,” “2 Years,” or “3 Years”) receives the highest number of affirmative votes cast.
What happens if additional matters are presented at the 2023 annual meeting?
Other than the five items of business described in this proxy statement, as of the date of this proxy statement we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Kenneth Miller and Robert Mobassaly, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of our director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.
Who will bear the cost of soliciting votes for the 2023 annual meeting?
Juniper Networks is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these materials and soliciting votes. If you access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Innisfree M&A Incorporated to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Innisfree M&A Incorporated a fee of $25,000, plus incidentals and expenses. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Where can I find the voting results of the 2023 annual meeting?
We intend to announce voting results from the annual meeting in a current report on Form 8-K within the time period prescribed by SEC rules.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   93

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2023 annual meeting?
Although the deadline for submitting proposals or director nominations for consideration at the 2023 annual meeting of stockholders has passed, you may submit proposals and director nominations for consideration at future stockholder meetings. For further information, see the section entitled “Stockholder Proposals and Nominations” below.

Stockholder Proposals and Nominations
Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy materials. For a stockholder proposal to be considered for inclusion in Juniper Networks’ proxy statement for the 2024 annual meeting of stockholders, the written proposal must be received by the Corporate Secretary of Juniper Networks at our principal executive offices no later than November 30, 2023. If the date of the 2024 annual meeting of stockholders is moved more than 30 days before or after the anniversary date of the 2023 annual meeting, the deadline for inclusion of proposals in Juniper Networks’ proxy statement for the 2024 annual meeting of stockholders will be a reasonable time before Juniper Networks begins to print and mail its proxy materials for the 2024 annual meeting of stockholders. All such proposals also will need to comply with SEC regulations under Rule 14a-8 of the Exchange Act, which lists the requirements regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Proxy Access. Any stockholder (or group of up to 20 stockholders) meeting the Company’s continuous ownership requirements of three percent (3%) or more of our common stock for at least three years prior to such nomination who wishes to nominate a candidate or candidates for election in connection with our 2024 annual meeting and require the Company to include such nominee(s) in the proxy statement and form of proxy, must submit a notice to the Corporate Secretary at the principal executive offices of the Company no earlier than October 31, 2023 and no later than November 30, 2023 (i.e., no earlier than the 150th day and no later than the 120th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the Company’s 2023 annual meeting of stockholders). If the date of the 2024 annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of 2023 annual meeting, then, for the notice to be timely delivered, it must be received by the secretary not earlier than the close of business on the 120th day prior to the 2024 annual meeting and not later than the close of business on the later of (i) the 90th day prior to the 2024 annual meeting or (ii) the 10th day following the day on which public announcement of the 2024 annual meeting is first made by Juniper Networks.
Requirements for other stockholder proposals and director nominations. Notice of any proposal that a stockholder intends to present at the 2024 annual meeting of stockholders, but does not intend to have included in the Company’s proxy statement and form of proxy relating to the 2024 annual meeting of stockholders, as well as any director nominations, must be timely delivered to the Corporate Secretary in accordance with the bylaws of the Company, which require that the proper notice be received by the Corporate Secretary not more than 75 days and not less than 45 days prior to the one year anniversary of the date Juniper Networks first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) to stockholders in connection with the Company’s 2023 annual meeting of stockholders. In addition, to be in proper form, a stockholder’s notice to the Corporate Secretary must set forth the information required by the Company’s bylaws.
For the 2024 annual meeting of stockholders, the notice must be received no earlier than January 14, 2024 and no later than February 13, 2024. However, if the date of the 2024 annual meeting is advanced more than 30 days before or delayed by more than 60 days after the anniversary date of this year’s annual meeting, then for notice to be timely, the notice must be received by the Corporate Secretary not earlier than the close of business on the 120th day prior to the 2024 annual meeting and not later than the close of business on the later of the 90th day prior to the 2024 annual meeting or the 10th day following the day on which public announcement of the date of the 2024 annual meeting is first made by Juniper Networks. In no event will the adjournment or postponement of an annual meeting of stockholders or the public announcement thereof commence a new time period for the giving of a stockholder’s notice as provided above. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Recommendation of Director Candidates. The N&CG Committee will consider recommendations of director candidates from Qualifying Stockholders. A “Qualifying Stockholder” is a stockholder that has owned for a period of one year prior to the date of the submission of the recommendation through the time of submission of the recommendation at least 1% of the total common stock of the Company outstanding as of the last day of the calendar month preceding the

 General Information

submission. A Qualifying Stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to the Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, written evidence that the candidate is willing to serve as a director of the Company if nominated and elected, a written acknowledgement as to the fiduciary duties owed by directors of the Company to the Company and its stockholders, evidence of the nominating person’s ownership of Company common stock and a description of the relationship between the nominating person and the candidate.
Corporate Secretary. Stockholder proposals and director nominations must be delivered to the Corporate Secretary via mail to Juniper Networks, Inc., ATTN: Corporate Secretary, 1133 Innovation Way, Sunnyvale, CA 94089.
Availability of Bylaws. A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact the Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Exchange Act. Words such as “may,” “will,” “should,” “could,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “seeks,” and similar expressions are used to identify these forward-looking statements. Statements that refer to or are based on projections, forecasts, uncertain events or assumptions also identify forward-looking statements, including, among other things, statements regarding our business strategies and financial results, industry trends, expected or future equity usage, burn rate or shares outstanding, expected use and enforcement of our compensation decisions, anticipated future stockholder engagement efforts, and our environmental, social, and governance activities, impacts, goals, and performance.
These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. For a more detailed discussion of these factors, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for fiscal 2022 and subsequent Quarterly Reports on Form 10-Q. While forward-looking statements are based on reasonable expectations of our management at the time that they are made, you should not rely on them. Our forward-looking statements speak only as of the date of this proxy statement or as of the date they are made, and we undertake no obligation to revise or update them, unless required by securities law, whether as a result of new information, future events or otherwise.

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Annex A
JUNIPER NETWORKS, INC.
2015 EQUITY INCENTIVE PLAN
As amended and restated as of           , 2023
1. Purposes of the Plan. The Plan is intended to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers and to promote the success of the Company’s business
The Plan permits the grant of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units and Dividend Equivalents. The Plan also provides for the automatic, non-discretionary grant of certain Awards to Outside Directors as further specified herein.
2. Definitions. As used herein, the following definitions shall apply:
(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.
(b) “Applicable Laws” means the requirements relating to the administration of equity incentive plans, the grant of Awards and the related issuance of Shares under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and under the laws, rules and regulations of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan or where Participants may reside and/or work, as such requirements shall be in place from time to time.
(c) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units or Dividend Equivalents.
(d) “Award Agreement” means the written or electronic agreement, in such form as the Administrator prescribes from time to time, setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(e) “Board” means the Board of Directors of the Company.
(f) “Change in Control” means the occurrence of any of the following events:
(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or
(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or
(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of

 Annex A

the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer (provided that such entity is controlled in substantially the same proportions by the Company’s stockholders who held the Company’s securities immediately before such transfer), or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for the Company’s stock (provided that the value of the Company’s stock exchanged for such assets shall be substantially equal to or greater than the value of such assets, as determined by the Board), (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, to the extent required for compliance with Code Section 409A, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(g) “Code” means the U.S. Internal Revenue Code of 1986, as amended.
(h) “Common Stock” means the common stock of the Company.
(i) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board or a duly authorized committee of the Board, in accordance with Section 4(a) of the Plan.
(j) “Company” means Juniper Networks, Inc., a Delaware corporation, or any successor thereto.
(k) “Company Group” means the Company, any Parent or Subsidiary, and any entity that, from time to time and at the time of any determination, directly or indirectly, is in control of, is controlled by or is under common control with the Company.
(l) “Consultant” means any natural person engaged by the Company Group to render services and who is compensated for such services, but who is neither an Employee nor a Director; provided, that a Consultant will include only those persons to whom the issuance of Common Stock may be registered under Form S-8 under the U.S. Securities Act of 1933, as amended.
(m) “Continuous Status as a Director” means that the Director relationship is not interrupted or terminated.
(n) “Deferred Stock Unit” means a deferred stock unit Award granted to a Participant pursuant to Section 15.
(o) “Director” means a member of the Board.
(p) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

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(q) “Dividend Equivalent” means a credit, payable in cash or Shares, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant. Any Dividend Equivalents credited with respect to a Share or unit subject to an Award shall be distributed in cash or Shares to the Participant only if, when and to the extent such Share or unit vests. The value of dividends and other distributions payable with respect to any Share or unit subject to an Award that does not vest shall be forfeited.
(r) “Effective Date” means May 19, 2015, the date the stockholders of the Company initially approved the 2015 Equity Incentive Plan.
(s) “Employee” means any person, including Officers and Directors, employed by the Company or any member of the Company Group and which may include individuals who are employed or engaged by a third party agency but provide services to the Company or any member of the Company Group at the direction of the Company or any member of the Company Group. However, with respect to Incentive Stock Options, an Employee must be employed by the Company or any Parent or Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(t) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(u) “Fair Market Value” means the closing sales price of Common Stock on the date of determination (or the mean of the closing bid and asked prices for the Common Stock if no sales were reported) as reported by the New York Stock Exchange or such other source as the Administrator deems to be reliable. Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend, holiday or other non-Trading Day, the Fair Market Value will be the price as determined above on the immediately preceding Trading Day, unless otherwise determined by the Administrator. In addition, for purposes of determining the fair market value of Shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.
(v) “Fiscal Year” means a fiscal year of the Company.
(w) “Full Value Award” means a grant of Restricted Stock, a Restricted Stock Unit, a Performance Share or a Deferred Stock Unit hereunder.
(x) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(y) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(z) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(aa) “Option” means a stock option granted pursuant to the Plan.
(bb) “Optioned Stock” means the Common Stock subject to an Option.
(cc) “Outside Director” means a Director who is not an Employee.
(dd) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(ee) “Participant” means the holder of an outstanding Award.
(ff) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the performance measures for any performance period will be any one or more of the following performance criteria, applied to either the Company as a whole or, except with respect to shareholder return metrics, to a region, business unit, affiliate or business segment, or in certain select cases, on an individual basis, and measured

 Annex A

either on an absolute basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”) or which may be adjusted when established to exclude any items otherwise includable under GAAP or under IASB Principles: (i) cash flow (including operating cash flow or free cash flow), (ii) cash position, (iii) revenue (on an absolute basis or adjusted for currency effects), (iv) revenue growth, (v) contribution margin, (vi) gross margin, (vii) operating margin (viii) operating expenses or operating expenses as a percentage of revenue, (ix) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (x) earnings per share, (xi) operating income, (xii) net income, (xiii) stock price, (xiv) return on equity, (xv) total shareholder return, (xvi) growth in stockholder value relative to a specified publicly reported index (such as the S&P 500 Index), (xvii) return on capital, (xviii) return on assets or net assets, (xix) return on investment, (xx) economic value added, (xxi) operating profit or net operating profit, (xxii) operating margin, (xxiii) market share, (xxiv) contract awards or backlog, (xxv) overhead or other expense reduction, (xxvi) credit rating, (xxvii) objective customer indicators, (xxviii) new product invention or innovation, (xxix) attainment of research and development milestones, (xxx) improvements in productivity, (xxxi) attainment of objective operating goals, (xxxii) objective employee metrics, (xxxiii) environmental, social and governance goals, or (xxxiv) any other metric that the Administrator so designates, provided that such objectives do not result in adverse accounting, tax, reporting or other consequences. The Performance Goals may differ from Participant to Participant and from Award to Award. In particular, the Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude (a) any extraordinary non-recurring items, (b) the effect of any merger, acquisition, or other business combination or divestiture or (c) the effect of any changes in accounting principles affecting the Company’s or a business units’, region’s, affiliate’s or business segment’s reported results.
(gg) “Performance Share” means a performance share Award granted to a Participant pursuant to Section 13.
(hh) “Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 14.
(ii) “Plan” means this 2015 Equity Incentive Plan, as amended and restated.
(jj) “Plan Minimum Vesting Requirements” means the minimum vesting requirements for Awards under Plan Section 4(b)(vi) hereunder.
(kk) “Restricted Stock” means a restricted stock Award granted to a Participant pursuant to Section 11.
(ll) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 12. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Award Agreement, and each holder of a Restricted Stock Unit shall have no rights other than those of a general creditor of the Company.
(mm) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(nn) “Section 16(b)” means Section 16(b) of the Exchange Act.
(oo) “Section 409A “ means Section 409A of the Code.
(pp) “Service Provider” means an Employee, Consultant or Director.
(qq) “Share” means a share of the Common Stock, as adjusted in accordance with Section 20 of the Plan.
(rr) “Stock Appreciation Right” or “SAR” means a stock appreciation right granted pursuant to Section 8 below.
(ss) “Subsidiary” means with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly,

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   99

owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(tt) “Tax Obligations” means tax and social insurance liability obligations and requirements in connection with the Awards, including, without limitation, (A) all federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation or other payroll taxes) that are required to be, or may be, withheld by an entity in the Company Group, (B) any fringe benefit tax liability the responsibility for which the Participant has, or has agreed to bear, with respect to such Award or the Shares subject to the Award, and (C) any other taxes of an entity in the Company Group the responsibility for which the Participant has, or has agreed to bear, with respect to such Award or the Shares subject to the Award).
(uu) “Trading Day” means a day on which the applicable stock exchange or national market system is open for trading.
3. Stock Subject to the Plan.
(a) Stock Subject to the Plan. Subject to the provisions of Section 20 of the Plan, the maximum aggregate number of Shares that may be issued under this Plan is equal to the sum of  (i) 38,200,000 Shares, (ii) 38,000,000 Shares that, as of the Effective Date, had been reserved but not issued under the Company’s 2006 Equity Incentive Plan, as amended (the “2006 Plan”), and (iii) Shares subject to stock options or other awards granted under the 2006 Plan or the Company’s 1996 Stock Incentive Plan that, after the Effective Date, expire or otherwise terminate without having been vested or exercised in full, up to a maximum of 29,000,000 Shares. All of the Shares issuable under the Plan may be authorized, but unissued, or reacquired Common Stock.
(b) Share Conversion Ratio. Any Shares that are subject to Full Value Awards, Options, or SARs shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto, provided that any Shares subject to Full Value Awards granted prior to May 14, 2019 with a per Share or unit purchase price lower than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as two and one-tenth Shares for every one Share subject thereto. To the extent that a Share that was subject to an Award that counted as two and one-tenth Shares against the Plan reserve is recycled back into the Plan under the next paragraph of this Section 3, the Plan shall be credited with two and one-tenth Shares.
(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to a Full Value Award, is forfeited to or repurchased by the Company at its original purchase price due to such Award failing to vest, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased Shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, when an SAR is exercised, the Shares subject to a SAR Award Agreement shall be counted against the numerical limits of Section 3 above, as one Share for every Share subject thereto, regardless of the number of Shares used to settle the SAR upon exercise (i.e., Shares withheld to satisfy the exercise price of an SAR shall not remain available for issuance under the Plan). Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Full Value Awards are repurchased by the Company at their original purchase price or are forfeited to the Company due to such Awards failing to vest, such Shares shall become available for future grant under the Plan. Shares that are subject to an Option Award Agreement that are used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan. Shares that are subject to an Award Agreement that are used to satisfy Tax Obligations shall not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not reduce the number of Shares available for issuance under the Plan. Any payout of Awards that are payable only in cash shall not reduce the number of Shares available for issuance under the Plan. Conversely, any forfeiture of Awards that are payable only in cash shall not increase the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 20, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(c).

 Annex A

4. Administration of the Plan.
(a) Procedure.
(i) Multiple Administrative Bodies. If permitted by Applicable Laws, the Plan may be administered by different Committees with respect to different groups of Service Providers.
(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the Plan will be administered by a Committee constituted to comply with Rule 16b-3.
(iii) Administration With Respect to Other Persons. Other than as provided above, the Plan shall be administered by (A) the Board, (B) a committee designated by the Board, or (C) a sub-committee designated by the designated Committee, which Committee or sub-committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members and substitute new members, fill vacancies, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.
(iv) Administration With Respect to Automatic Grants to Outside Directors. Automatic grants to Outside Directors shall be pursuant to Section 10 hereof and therefore shall not be subject to any discretionary administration.
(b) Powers of the Administrator. Subject to the provisions of the Plan (including the non-discretionary automatic grant to Outside Director provisions of Section 10), and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:
(i) to determine the Fair Market Value in accordance with Section 2(u) of the Plan;
(ii) to select the Service Providers to whom Awards may be granted hereunder;
(iii) to determine whether and to what extent Awards are granted hereunder;
(iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(v) to approve forms of agreement for use under the Plan, which, for the avoidance of doubt, need not be identical for each Participant or Award;
(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards vest or may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions (subject to compliance with Applicable Laws, including Code Section 409A), and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; provided, however, that, subject to Section 4(d), Awards may not vest earlier than the one (1) year anniversary of the grant date (except if accelerated (A) pursuant to Section 20 hereof or pursuant to change of control severance agreements entered into by and between the Company and any Service Provider, (B) due to a Participant’s death, or (C) due to a Participant’s Disability);
(vii) to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and any other agreement defining the rights and obligations of the Company and the Participants under the Plan;
(viii) to prescribe, amend and rescind rules and regulations relating to the Plan;
(ix) to modify or amend each Award (subject to Section 6(c) and Section 24(c) of the Plan);
(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xi) to determine the terms, conditions and restrictions applicable to Awards;
(xii) to determine whether Awards will be adjusted for Dividend Equivalents;

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(xiii) to adopt such modifications, procedures, plans, sub-plans and addendums as may be necessary, desirable or appropriate to comply with provisions of the laws of the United States or any other country or jurisdiction, to allow for tax-preferred treatment of Awards or otherwise provide for or facilitate the participation by Participants who reside outside of the United States, in order to assure the viability of the benefits of Awards made to Participants located in the United States or such other jurisdictions and to further the objectives of the Plan; and
(xiv) to make all other determinations deemed necessary or advisable for administering the Plan.
(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.
(d) Exception to Plan Minimum Vesting Requirements.
(i) Awards that result in issuing up to 5% of the maximum aggregate number of shares of Stock authorized for issuance under the Plan (the “5% Limit”) may be granted to any one or more Service Providers without respect to the Plan Minimum Vesting Requirements.
(ii) All Awards that have their vesting accelerated (A) pursuant to a Change in Control transaction described in Section 20(c) hereof  (including vesting acceleration in connection with employment termination following such event), (B) due to a Participant’s death, or (C) due to a Participant’s Disability, shall not count against the 5% limit.
(iii) For the avoidance of doubt, if the Administrator accelerates the vesting of an Award but such acceleration does not result in the Plan Minimum Vesting Requirements not being satisfied for that Award, this acceleration will not count toward the 5% Limit.
5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units and Dividend Equivalents may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding the foregoing, Outside Directors may only be granted Awards as specified in Section 10 hereof.
6. Limitations.
(a) Award Limitations. Subject to adjustment as provided in Section 20, during any Fiscal Year, no Employee may be granted:
(i) Options and Stock Appreciation Rights to purchase more than 2,000,000 Shares; provided, however, that such limit shall be 4,000,000 Shares in the Employee’s first Fiscal Year of Company service.
(ii) Restricted Stock and/or Performance Shares and/or Restricted Stock Units covering more than 1,000,000 Shares; provided, however, that such limit shall be 2,000,000 Shares in the Employee’s first Fiscal Year of Company service.
(iii) Performance Units, having an initial value greater than $2,000,000, provided, however, that such limit shall be $4,000,000 in the Employee’s first Fiscal Year of Company service.
(b) Outside Director Award Limitations. In any single Fiscal Year, no Outside Director may be granted one or more Awards (whether cash-settled or otherwise) with a grant date fair value (determined under U.S. generally accepted accounting principles), taken together with any cash fees paid to such Outside Director for service in such capacity during such Fiscal Year, of more than $1,000,000. For the avoidance of doubt, neither Awards granted or compensation paid to an individual while he or she is an Employee, or while he or she was a Consultant but not an Outside Director, nor any amounts paid to an individual as a reimbursement of an expense shall count against the foregoing limitation.
(c) No Repricing. Without the consent of the Company’s stockholders, (i) the exercise price for an Option or SAR may not be reduced and (ii) the Company may not pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, Options or SARs with an exercise price that is less than the current Fair Market Value. This shall include, without limitation, a repricing of the Option or SAR as well as an Option or SAR exchange program whereby the Participant agrees to cancel an existing Option or SAR in exchange for an Option, SAR or other Award. If an Option or SAR is cancelled in the same Fiscal Year in which it was granted

 Annex A

(other than in connection with a transaction described in Section 20), the cancelled Option or SAR as well as any replacement Option or SAR will be counted against the limits set forth in section 6(a)(i) above. Moreover, if the exercise price of an Option or SAR is reduced, the transaction will be treated as a cancellation of the Option or SAR and the grant of a new Option or SAR.
7. Stock Options.
(a) Type of Option. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options granted by the Company, any Parent or Subsidiary, that become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 7(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.
(b) Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be seven (7) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c) Exercise Price and Consideration.
(i) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:
(1) In the case of an Incentive Stock Option
a) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
b) granted to any Employee other than an Employee described in paragraph (a) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
(2) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of cash; check; delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale proceeds required; or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.
(iii) Expiration of Options. An Option granted under the Plan will expire upon the date determined by the Administrator and set forth in the Award Agreement.

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8. Stock Appreciation Rights.
(a) Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(a) hereof, the Administrator shall have complete discretion to determine the number of SARs granted to any Participant.
(b) Exercise Price and other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a SAR shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, SARs may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Otherwise, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than seven (7) years from the date of grant.
(c) Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii) The number of Shares with respect to which the SAR is exercised.
(d) Payment upon Exercise of SAR. At the discretion of the Administrator, but only as specified in the Award Agreement, payment for a SAR may be in cash, Shares or a combination thereof. If the Award Agreement is silent as to the form of payment, payment of the SAR may only be in Shares unless otherwise required under Applicable Laws.
(e) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, whether it may be settled in cash, Shares or a combination thereof, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.
(f) Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.
9. Exercise of Option or SAR. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan. An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and, with respect to Options only, full payment for the Shares with respect to which the Option is exercised has been received by the Company. With respect to Options only, full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company or as evidenced by the issuance of a stock certificate) of the Shares, no right to vote or receive dividends or any other rights as a stockholder of the Company shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the issuance of the Shares, except as provided in Section 20 of the Plan.
10. Automatic Grants to Outside Directors.
(a) Procedure for Grants. All grants of Awards to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the provisions in this Section 10:
(i) No person shall have any discretion to select which Outside Directors shall be granted Awards or to determine the number of Shares to be covered by Awards granted to Outside Directors.

 Annex A

(ii) At each of the Company’s annual stockholder meetings beginning with the 2019 annual stockholder meeting, each Outside Director who is elected at (or whose term continues after) such meeting shall be automatically granted Restricted Stock Units for a number of Shares equal to the “Annual Value” (rounded down to the nearest whole share). Each award specified in this subsection (ii) is generically referred to as an “Annual Award”. The “Annual Value” means, beginning with the 2022 annual stockholder meeting, the number equal to $245,000 divided by the average daily closing price over the 30 Trading Days preceding the date of grant.
(iii) Each person who first becomes an Outside Director (including a Director who has transitioned from an employee Director to an Outside Director) on a date other than the date of the Company’s annual stockholder meeting shall automatically be granted on the date such person becomes an Outside Director Restricted Stock Units (each such award specified in this subsection (iii) is referred to as an “Initial Award”) for a number of Shares equal to a number determined by multiplying the “Annual Value” used for calculating the Annual Awards granted at the annual stockholder meeting immediately preceding the date of such Initial Award (the “Last Annual Meeting Date”) by a fraction, the numerator of which is 365 minus the number of days between the Last Annual Meeting Date and the date the person first became or becomes an Outside Director and the denominator of which is 365, rounded down to the nearest whole Share.
(iv) Notwithstanding the provisions of subsections (ii) or (iii) hereof, in the event that an automatic grant hereunder would cause the number of Shares subject to outstanding Awards plus the number of Shares previously purchased upon exercise of Options or issued upon vesting of Restricted Stock Units or other Full Value Awards to exceed the number of Shares available for issuance under the Plan, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving Awards on the applicable automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan.
(v) Each Annual Award and Initial Award shall become 100% vested on the earlier of  (A) the one year anniversary of the grant date, and (B) the day prior to the date of the Company’s next annual stockholder meeting, subject in either case to the Participant maintaining Continuous Status as a Director through the vesting date.
(b) Reservation of Rights. The Board reserves the right to amend this Section 10, including to increase the limit on Annual Awards or Initial Awards or to provide for additional Awards to Outside Directors.
11. Restricted Stock.
(a) Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(a) hereof as well as the Plan Minimum Vesting Requirements, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component.
(b) Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the purchase price (if any), any vesting conditions, the number of Shares granted and such other terms and conditions as the Administrator, in its sole discretion, shall determine. Unless determined otherwise by the Administrator, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares, if any, have lapsed.
(c) Transferability. Except as provided in this Section 11, Section 18, or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable vesting period (if any).
(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

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(e) Removal of Restrictions. Except as otherwise provided in this Section 11, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the vesting period or at such other time as the Administrator may determine. Subject to the Plan Minimum Vesting Requirements, the Administrator, in its discretion, may reduce or waive any vesting criteria and may accelerate the time at which any restrictions will lapse or be removed. The Administrator, in its discretion, may establish procedures regarding the release of Shares from escrow and/or removal of legends, as necessary or appropriate to minimize administrative burdens on the Company.
(f) Legend on Certificates. The Administrator, in its discretion, may require that one or more legends be place on the certificates representing Restricted Stock to give appropriate notice of the applicable restrictions.
(g) Voting Rights. During the vesting period, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(h) Dividends and Other Distributions. During the vesting period, Participants holding Shares of Restricted Stock will be credited with all dividends and other distributions paid with respect to such Shares, but such dividends and other distributions shall be distributed to the Participant only if, when and to the extent the Shares of Restricted Stock vest. The value of dividends and other distributions payable with respect to any Shares of Restricted Stock that do not vest shall be forfeited.
(i) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company.
12. Restricted Stock Units.
(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in writing or electronically of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout, which, subject to Section 6(a) hereof, may be left to the discretion of the Administrator. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Restricted Stock Units to acquire Shares. Notwithstanding the foregoing, the Administrator, in its discretion, may provide in an Award Agreement evidencing any Restricted Stock Unit Award that a Participant shall be entitled to receive Dividend Equivalents (subject to the provisions of Section 2(f) with respect to Restricted Stock Units).
(b) Vesting Criteria and Other Terms. Subject to the Plan Minimum Vesting Requirements, the Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.
(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator, in its sole discretion, but only as specified in the Award Agreement, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. If the Award Agreement is silent as to the form of payment, payment of the Restricted Stock Units may only be in Shares, unless otherwise required under Applicable Laws.
(e) Cancellation. On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

 Annex A

13. Performance Shares.
(a) Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(a) hereof as well as the Plan Minimum Vesting Requirements, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.
(b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares Award Agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.
(c) Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.
14. Performance Units.
(a) Grant of Performance Units. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each Performance Unit shall equal the cash equivalent of one Share of Common Stock and shall be settled in cash equal to the Fair Market Value of the underlying Shares, determined as of the vesting date. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.
(b) Number of Performance Units. Subject to Section 6(a) hereof, the Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.
(c) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.
(d) Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.
15. Deferred Stock Units.
(a) Description. Deferred Stock Units shall consist of a Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator, subject to the Plan Minimum Vesting Requirements. Each Deferred Stock Unit represents an unfunded and

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unsecured obligation of the Company, subject to the terms and conditions of the applicable Deferred Stock Unit Award Agreement, and each holder of a Deferred Stock Unit shall have no rights other than those of a general creditor of the Company.
(b) Limits. Deferred Stock Units shall be subject to the annual limits applicable to the underlying Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award as set forth in Section 6 hereof.
16. Leaves of Absence/Transfer Between Locations/Change of Status. Awards will be subject to the Company’s leave of absence policy adopted by the Administrator. A Participant will not cease to be a Service Provider in the case of (i) transfers between locations of the Company or other members of the Company Group, (ii) a change in status from Employee to Consultant or vice versa, or (iii) a change in status from employment by a third party agency to the Company or other members of the Company Group or vice versa.
17. Part-Time Service. Unless otherwise required by Applicable Laws, if as a condition to being permitted to work on a less than full-time basis, the Participant agrees that any service-based vesting of Awards granted hereunder shall be extended on a proportionate basis in connection with such transition to a less than a full-time basis, vesting shall be adjusted in accordance with such agreement. Such vesting shall be proportionately re-adjusted prospectively in the event that the Employee subsequently becomes regularly scheduled to work additional hours of service. Notwithstanding the foregoing, in no event shall vesting be extended beyond a point in time that would result in the imposition of taxation under Code Section 409A.
18. Non-Transferability of Awards. Except as determined otherwise by the Administrator in its sole discretion, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant (or the Participant’s guardian or legal representative). Further, in no event may any Award be transferred for consideration to a third-party financial institution.
19. Tax Provisions.
(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any Tax Obligations are due, the Company and/or any entity in the Company Group will have the power and the right to deduct or withhold, or require a Participant to remit to the Company and/or the appropriate entity in the Company Group, an amount sufficient to satisfy all Tax Obligations.
(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Participant may satisfy such Tax Obligations. As determined by the Administrator in its discretion from time to time, these methods may include one or more of the following (A) paying cash, (B) having the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the Tax Obligations, (C) delivering to the Company already-owned Shares having a fair market value equal to the Tax Obligations, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the Tax Obligations, (e) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the Tax Obligations, or (f) any other means which the Administrator, in its sole discretion, determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan. The amount of Tax Obligations will be deemed to include any amount that the Administrator agrees may be withheld at the time the election is made.
(c) Compliance with Section 409A. Each payment or benefit under this Plan and under each Award Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. The Plan, each Award and each Award Agreement under the Plan is intended to be exempt from or otherwise meet the requirements of Section 409A and will be construed and interpreted, including but not limited with respect to ambiguities and/or ambiguous terms, in accordance with such intent, except as otherwise specifically determined in the sole discretion of the Administrator.
20. Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share

 Annex A

of Common Stock covered by each such outstanding Award, the annual share limitations under Sections 6(a) and (b) hereof, and the number of Shares subject to Annual Award grants to Outside Directors under Section 10 hereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. Except as otherwise expressly provided herein or pursuant to an Award Agreement, no adjustment of any Award shall be made for cash dividends or other rights for which the record date occurs prior to the date issuance of any Shares subject to such Award.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR for a period prior to such transaction determined by the Administrator in its sole discretion as to all of the Shares covered by such Awards, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.
(c) Change in Control.
(i) Stock Options and SARs. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Option and SAR shall be assumed or an equivalent Option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Shares covered by such Award with any performance-based Award vesting at target (or shall vest at such other level(s) provided in an Award Agreement), including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period of time of time determined by the Administrator in its sole discretion, and the Option or SAR shall terminate upon the expiration of such period.
(ii) Full Value Awards and Dividend Equivalents. In the event of a merger of the Company with or into another corporation or entity or a Change in Control, each outstanding Full Value Award and Dividend Equivalent shall be assumed or an equivalent Full Value Award or Dividend Equivalent substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Full Value Awards or Dividend Equivalents, the Participant shall fully vest (or shall vest at such other level(s) as provided in an Award Agreement) in such Full Value Awards or Dividend Equivalents which would not otherwise be vested with any performance-based Awards vesting at target (or at such other level(s) as provided in an Award Agreement. For purposes of this paragraph, except as otherwise contemplated in an Award Agreement, a Full Value Award and Dividend Equivalent shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share (or with respect to Dividend Equivalents and Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the transaction, the consideration (whether stock, cash, or other securities or property) received in the transaction by holders of the Company’s common stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in

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the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award (other than Dividend Equivalents and Performance Units) to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of the Company’s common stock in the merger or Change in Control.
21. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the employing or engaging entity’s right to terminate such relationship at any time, with or without cause. A Participant’s rights, if any, in respect of or in connection with any Award are derived solely from the discretionary decision of the Company to permit the Participate to participate in the Plan and to benefit from a discretionary Award. By accepting an Award hereunder, a Participant expressly acknowledges and agrees that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension, benefits, severance, redundancy, resignation or any other purpose.
22. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award (or such later grant effective date authorized by the Administrator). Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.
23. Term of Plan. Unless sooner terminated under Section 24, the Plan will continue in effect until March 26, 2025.
24. Amendment and Termination of the Plan.
(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
(b) Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company at the 2023 annual meeting of stockholders. In addition, any subsequent amendment to the Plan for which stockholder approval is required by Applicable Laws shall require stockholder approval. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.
25. Conditions Upon Issuance of Shares.
(a) Legal Compliance. The granting of Awards and the issuance and delivery of Shares under the Plan shall be subject to all Applicable Laws, and to such approvals by any governmental agencies or national securities exchanges as may be required. Subject to compliance with, or exception from Code Section 409A, Shares will not be issued pursuant to the exercise or vesting of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws, and may be further subject to the approval of counsel for the Company with respect to such compliance.
(b) Investment Representations. As a condition to the exercise or payout, as applicable, of an Award, the Company may require the person exercising such Option or SAR, or in the case of another Award (other than a Dividend Equivalent paid in cash or Performance Unit), the person receiving the Shares upon vesting, to render to the Company a written statement containing such representations and warranties as, in the opinion of counsel for the Company, may be required to ensure compliance with any of the aforementioned relevant provisions of law, including a representation that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required.
26. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel

 Annex A

to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
27. Miscellaneous.
(a) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of the Plan shall continue in effect.
(b) Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
(c) Clawback. An Award granted under the Plan will be subject to any provisions of Applicable Laws providing for the recoupment or clawback of incentive compensation (or any Company policy adopted to comply with Applicable Laws); the terms of any Company recoupment, clawback or similar policy in effect; and any recoupment, clawback or similar provisions that may be included in the applicable Award Agreement.
(d) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
(e) Other Policies. Each Award may be subject to the terms and conditions of any other policy (and any amendments thereto) adopted by the Company from time to time, which may include any policy related to the vesting or transfer of equity awards. Whether any such policy will apply to a particular Award may depend, among other things, on when the Award was granted, whom the Award was granted to, and the type of Award.

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Juniper Networks, Inc. Notice of 2023 Annual Meeting and Proxy Statement   111

SCAN TO VIEW MATERIALS & VOTE

V02758-P86969

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

JUNIPER NETWORKS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Anne DelSanto	☐	☐	☐
1b. Kevin DeNuccio	☐	☐	☐
1c. James Dolce	☐	☐	☐
1d. Steven Fernandez	☐	☐	☐
1e. Christine Gorjanc	☐	☐	☐
1f. Janet Haugen	☐	☐	☐
1g. Scott Kriens	☐	☐	☐
1h. Rahul Merchant	☐	☐	☐
1i. Rami Rahim	☐	☐	☐
1j. William Stensrud	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Ratification of Ernst & Young LLP, an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2023.	☐	☐	☐
3. Approval of a non-binding advisory resolution on executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR for proposal 4.	**1 Year**	**2 Years**	**3 Years**	**Abstain**
4. Approval of a non-binding advisory resolution on the frequency of future non-binding advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 5.	**For**	**Against**	**Abstain**
5. Approval of the amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TOVIEW MATERIALS & VOTE JUNIPER NETWORKS, INC. ATTN: INVESTOR RELATIONS 1133 INNOVATION WAYSUNNYVALE, CA 94089 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 9, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/JNPR2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 9, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V02758-P86969 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The NPS/10K COMBO are available at www.proxyvote.com.V02759-P86969JUNIPER NETWORKS, INC.2023 ANNUAL MEETING OF STOCKHOLDERSWednesday, May 10, 2023 8:00 a.m. Pacific TimeLocation: Access the Annual Meeting at www.virtualshareholdermeeting.com/JNPR2023The Annual Meeting will be a virtual meeting conducted via live webcast. To attend the meeting live via the Internet, please visit www.virtualshareholdermeeting.com/JNPR2023 and be sure to have the information that is printed in the box marked by the arrow (located on the reverse side).This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 10, 2023.This proxy will be voted as specified on the reverse side. If no choice is specified, the proxy will be voted "FOR" the election of the nominees on proposal 1, "FOR" proposals 2, 3 and 5, "1 YEAR" for proposal 4 and in the discretion of the proxies with respect to such other business as may properly come before the meeting.By signing the proxy, you revoke all prior proxies and appoint Kenneth Miller and Robert Mobassaly, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. The above named proxies are authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.Continued and to be signed on reverse side